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                                                                    EXHIBIT 10.1


                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

                                  by and among

                         VIASOURCE COMMUNICATIONS, INC.
                     (formerly known as THE RTK GROUP, INC.)
                                  as Borrower,

                            THE LENDERS SET FORTH ON
                           THE SIGNATURE PAGES HERETO,
                                   as Lenders,

                                       and

                      GENERAL ELECTRIC CAPITAL CORPORATION
                                    as Agent.

                           dated as of August 3, 2001



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SECTION I.            DEFINITIONS................................................................................2

         1.1      Certain Defined Terms..........................................................................2

         1.2      Accounting Terms; Utilization of GAAP for Purposes of Calculations Under Agreement............28

         1.3      Other Definitional Provisions and Rules of Construction.......................................29

SECTION II.           THE LOANS.................................................................................29

         2.1      Making of Loans; Notes........................................................................29

         2.2      Interest on the Loans.........................................................................33

         2.3      Letters of Credit.............................................................................37

         2.4      Application of Payments, Repayments, Prepayments and Redemption of Loan; General
                  Provisions Regarding Payments.................................................................41

         2.5      Unused Facility Fee...........................................................................45

         2.6      Use of Proceeds...............................................................................45

         2.7      Special Provisions Governing LIBOR Rate Loan..................................................45

         2.8      Increased Costs, Taxes; Capital Adequacy......................................................48

         2.9      Guaranties of and Security for the Obligations................................................50

         2.10     Cash Management; Lock Boxes; Blocked Account Agreements.......................................51

         2.11     Fees..........................................................................................53

SECTION III.          CONDITIONS TO THE LOANS...................................................................54

         3.1      Conditions to Effectiveness...................................................................54

         3.2      Conditions Subsequent.........................................................................56

         3.3      Conditions to Effectiveness of all Loans......................................................56

         3.4      Conditions to Letters of Credit...............................................................57

SECTION IV.           BORROWER'S REPRESENTATIONS AND WARRANTIES.................................................57

         4.1      Organization, Powers, Qualification, Good Standing, Business and Subsidiaries.................58

         4.2      Authorization of Borrowing, etc...............................................................59

         4.3      Financial Condition...........................................................................60

         4.4      No Material Adverse Change; No Restricted Junior Payments.....................................60

         4.5      Title to Properties; Liens; Real Property.....................................................60

         4.6      Litigation; Adverse Facts.....................................................................61
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         4.7      Payment of Taxes..............................................................................61

         4.8      Performance of Agreements; Materially Adverse Agreements; Material Contracts..................61

         4.9      Governmental Regulation.......................................................................62

         4.10     Securities Activities.........................................................................62

         4.11     Employee Benefit Plans........................................................................62

         4.12     Certain Fees..................................................................................63

         4.13     Employee Matters..............................................................................63

         4.14     Solvency......................................................................................63

         4.15     Matters Relating to Collateral................................................................63

         4.16     Disclosure....................................................................................64

         4.17     Insurance.....................................................................................65

         4.18     Intellectual Property.........................................................................65

         4.19     Intentionally Omitted.........................................................................65

         4.20     Environmental Protection......................................................................65

         4.21     Intentionally Omitted.........................................................................67

SECTION V.            BORROWER'S AFFIRMATIVE COVENANTS..........................................................67

         5.1      Financial Statements and Other Reports........................................................67

         5.2      Existence, etc................................................................................71

         5.3      Payment of Taxes and Claims; Tax Consolidation................................................71

         5.4      Maintenance of Properties; Insurance; Application of Net Insurance/ Condemnation
                  Proceeds......................................................................................72

         5.5      Inspection Rights; Agent Meeting..............................................................73

         5.6      Compliance with Laws, etc.....................................................................73

         5.7      Environmental Disclosure and Inspection.......................................................74

         5.8      Compliance with Related Documents.............................................................76

         5.9      Additional Real Property Collateral...........................................................76

         5.10     Dissolution of Inactive Subsidiaries..........................................................76

         5.11     Chief Restructuring Officer...................................................................77

SECTION VI.           BORROWER'S NEGATIVE COVENANTS.............................................................77

         6.1      Indebtedness..................................................................................77
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         6.2      Liens and Related Matters.....................................................................78

         6.3      Dividends; Seller Notes.......................................................................79

         6.4      Investments; Joint Ventures...................................................................80

         6.5      Contingent Obligations........................................................................80

         6.6      Restricted Junior Payments....................................................................81

         6.7      Financial Covenant............................................................................81

         6.8      Restriction on Fundamental Changes; Asset Sales and Acquisitions..............................82

         6.9      Sales and Lease-Backs.........................................................................83

         6.10     Sale or Discount of Receivables...............................................................83

         6.11     Transactions with Shareholders and Affiliates.................................................83

         6.12     Disposal of Subsidiary Stock..................................................................83

         6.13     Conduct of Business...........................................................................84

         6.14     Amendments of Waivers of Related Documents and Charter Documents..............................84

         6.15     Fiscal Year...................................................................................84

         6.16     Payments on Account of Subordinated Indebtedness..............................................85

         6.17     Material Contracts............................................................................85

SECTION VII.          EVENTS OF DEFAULT.........................................................................85

         7.1      Failure to Make Payments When Due.............................................................85

         7.2      Default in Other Agreements...................................................................85

         7.3      Breach of Certain Covenants...................................................................86

         7.4      Breach of Warranty............................................................................86

         7.5      Other Defaults Under Loan Documents...........................................................86

         7.6      Involuntary Bankruptcy; Appointment of Receiver, etc..........................................86

         7.7      Voluntary Bankruptcy; Appointment of Receiver, etc............................................87

         7.8      Judgments and Attachments.....................................................................87

         7.9      Dissolution...................................................................................87

         7.10     Employee Benefit Plans........................................................................87

         7.11     Change in Control.............................................................................88

         7.12     Failure of Security or Guaranty...............................................................88

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         7.13     Tenure of Chief Restructuring Officer.........................................................88

         7.14     Payments on Subordinated Indebtedness.........................................................88

         7.15     Payment of Restructuring and Consulting Fees..................................................88

         7.16     Failure to Meet Payroll.......................................................................88

SECTION VIII.         AGENT.....................................................................................89

         8.1      Appointment...................................................................................89

         8.2      Powers and Duties; General Immunity...........................................................90

         8.3      Representations and Warranties; No Responsibility For Appraisal of Creditworthiness...........91

         8.4      Right to Indemnity............................................................................91

         8.5      Successor Agent...............................................................................92

         8.6      Security Documents and Guarantees.............................................................92

         8.7      Appointment of Separate Agent.................................................................93

SECTION IX.           MISCELLANEOUS.............................................................................93

         9.1      Assignments and Participations in Loans.......................................................93

         9.2      Expenses......................................................................................96

         9.3      Indemnity.....................................................................................96

         9.4      Set-Off; Security Interest in Deposit Accounts................................................97

         9.5      Ratable Sharing...............................................................................98

         9.6      Amendments and Waivers........................................................................98

         9.7      Independence of Covenants....................................................................100

         9.8      Notices......................................................................................100

         9.9      Survival of Representations, Warranties and Agreements.......................................100

         9.10     Failure or Indulgence Not Waiver; Remedies Cumulative........................................101

         9.11     Marshalling; Payments Set Aside..............................................................101

         9.12     Severability.................................................................................101

         9.13     Obligations Several; Independent Nature of Lenders' Rights...................................101

         9.14     Headings.....................................................................................101

         9.15     Applicable Law...............................................................................102

         9.16     Successors and Assigns.......................................................................102
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         9.17     Consent to Jurisdiction and Service of Process...............................................102

         9.18     Waiver of Jury Trial.........................................................................103

         9.19     Confidentiality..............................................................................103

         9.20     Counterparts; Effectiveness..................................................................104

         9.21     Restatement of First Amended Credit Agreement................................................104

         9.22     Intent to Limit Interest Charges to Maximum Lawful Rate......................................105

         9.23     Conflicts....................................................................................105


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EXHIBITS

A             Form of Assignment Agreement
B             Form of Borrowing Base Certificate
C             Form of Compliance Certificate
D             Form of Landlord Consent
E             Form of Notice of Conversion/Continuation
F             Form of Notice of Borrowing (Revolving Advance)
G             Form of Financial Condition Certificate
X             Form of Revolving Note
Y             Form of Term A Note
Z             Form of Term B Note

SCHEDULES

2.1           Commitments and notice addresses for Term B Lenders
2.10          Borrower's and Subsidiaries' Cash Management and Blocked Accounts
4.1(d)        Subsidiaries
4.1(f)        Collateral Matters
4.3           Financial Condition
4.4           No Material Adverse Change
4.5(b)(1)     Real Property
4.5(b)(2)     Real Property Leases
4.6           Litigation; Adverse Facts
4.8           Material Contracts
4.12          Broker's Fee
4.17          Insurance
4.20          Environmental Matters
6.2           Existing Liens (including list of existing UCC filings)
6.3           Existing Subsidiaries.




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



                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT"), is dated as of August 3, 2001 and entered into by and among VIASOURCE COMMUNICATIONS, INC. (formerly known as THE RTK GROUP, INC.), a New Jersey corporation (together with its permitted successors and assigns, "BORROWER"), THE LENDERS SIGNATORY HERETO (each individually referred to herein as a "LENDER" and collectively as the "LENDERS"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, in its individual capacity as lender pursuant to the Original Credit Agreement and the First Amended Credit Agreement (both as defined below, hereinafter "GECC"), and in its capacity as agent for the Lenders hereunder, together with its successors and assigns ("AGENT").

                                    RECITALS

                  WHEREAS, Borrower and GECC are parties to that certain Credit Agreement dated as of September 7, 1999, as amended by that certain Amendment No. 1 dated as of December 22, 1999 (as so amended, the "ORIGINAL CREDIT AGREEMENT"), pursuant to which GECC provided a term loan to Borrower in the initial principal amount of $15,000,000; and

                  WHEREAS, the Original Credit Agreement was amended and restated by that certain Amended and Restated Credit Agreement dated as of March 10, 2000, as amended by that certain Amendment No. 2 to Amended and Restated Credit Agreement dated as of May 31, 2000, that certain Amendment No. 3 to Amended and Restated Credit Agreement dated as of July 24, 2000, that certain Amendment No. 4 to Amended and Restated Credit Agreement dated as of August 15, 2000, that certain Amendment No. 5 to Amended and Restated Credit Agreement dated as of April 13, 2001, that certain Amendment No. 6 to Amended and Restated Credit Agreement dated as of May 21, 2001, and that certain Amendment No. 7 to Amended and Restated Credit Agreement dated as of July 5, 2001 (as further amended, modified, restated or supplemented from time to time prior to the date hereof, the "FIRST AMENDED CREDIT AGREEMENT"), pursuant to which GECC extended to Borrower, for the benefit of Borrower and its Subsidiaries, among other things, a revolving loan in the amount of $27,000,000 in addition to the $15,000,000 term loan outstanding under the Original Credit Agreement; and

                  WHEREAS, Borrower has requested that the credit facility existing under the First Amended Credit Agreement be amended, modified and restated pursuant to the terms and conditions set forth herein; and

                  WHEREAS, GECC, in its capacity as a lender under the Original Credit Agreement and the First Amended Credit Agreement and in its capacity as Agent hereunder, has agreed to amend, modify and restate the terms of the First Amended Credit Agreement on the terms and conditions set forth herein, and each of the Lenders has agreed to become a party hereto; and

                  WHEREAS, Borrower acknowledges and agrees that the Liens granted pursuant to the Security Agreements (both as defined in the Original Credit Agreement and the First Amended Credit Agreement) shall remain outstanding and in full force and effect, without interruption or impairment of any kind, in accordance with their terms, as renewed, amended or restated pursuant to the Security Agreements (as defined herein) and shall continue to secure the Obligations (as defined herein); and

                  WHEREAS, Borrower and the other Loan Parties acknowledge and agree that (a) the Obligations (as defined herein) represent, among other things, the amendment, restatement, and modification of all Indebtedness under the First Amended Credit Agreement; (b) the Loan Documents (as defined herein) are intended to restate, renew, amend and modify the First Amended Credit Agreement and the other Loan Documents (as defined in the First Amended Credit Agreement) executed in connection therewith; and (c) this Agreement is not intended to constitute, and shall not constitute, a novation and shall in no way adversely affect or impair the priority of the Liens granted in connection with the Original Credit Agreement, First Amended Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement and the First Amended Credit Agreement);

                  NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree that the First Amended Credit Agreement is hereby AMENDED AND RESTATED as follows:

                                   SECTION I.

                                  DEFINITIONS

         1.1 CERTAIN DEFINED TERMS.

         The following terms used in this Agreement shall have the following meanings:

         "ACCOUNT DEBTOR" means any Person who may become obligated to any Loan Party under, with respect to, or on account of, an Account, Chattel Paper (as defined in the Security Agreements) or General Intangible (as defined in the Security Agreements, including payment intangibles).

         "ACCOUNTS" means all "accounts," as such term is defined in the UCC, now owned or hereafter acquired by any Loan Party, including (a) all accounts receivable, other receivables, book debts and other forms of obligations (other than forms of obligations evidenced by "chattel paper" or "instruments" as defined in the UCC, and including any such obligations that may be characterized as an account or contract right under the UCC), (b) all of each Loan Party's rights in, to and under all purchase orders or receipts for goods or services,
(c) all of each Loan Party's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods),
(d) all rights to payment due to any Loan Party for property sold, leased, licensed, assigned or otherwise disposed of, for a policy of insurance issued or to be issued, for a secondary obligation incurred or to be incurred, arising out



                                       2
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of the use of a credit card or charge card, or for services rendered or to be rendered by such Loan Party or in connection with any other transaction (whether or not yet earned by performance on the part of such Loan Party), and (e) all collateral security of any kind, given by any Account Debtor or any other Person with respect to any of the foregoing.

         "ACTIVATION EVENT" has the meaning assigned to such term in SECTION 2.10(C).

         "ACTIVATION NOTICE" has the meaning assigned to such term in SECTION 2.10(C).

         "ADJUSTED LIBOR RATE" means, for each Interest Period, a rate of interest determined by Agent equal to (a) the offered rate for deposits in United States Dollars for the applicable Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the second full Business Day next preceding the first day of each Interest Period (unless such date is not a Business Day, in which event the next succeeding Business Day will be used); divided by (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rate (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period (including basic, supplemental, marginal and emergency reserves under any regulation of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System. If such interest rates shall cease to be available from Telerate News Service, the Adjusted LIBOR Rate shall be determined from such financial reporting service or other information as shall be mutually acceptable to Agent and Borrower.

         "AFFECTED LENDER" has the meaning assigned to that term in SECTION 2.7(C).

         "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting Securities or by contract or otherwise.

         "AGENT" means General Electric Capital Corporation, together with its successors and permitted assigns, in its capacity as agent for the Lenders pursuant to SECTION 8.1.

         "AMENDMENT WARRANT" means that certain Warrant Certificate Representing Warrants to Purchase Common Stock of Viasource Communications, Inc. dated as of July 6, 2001 in favor of GECC, issued in connection with "Amendment No. 7 to Amended and Restated Credit Agreement" dated as of July 5, 2001 by and among Borrower, the Subsidiaries signatory thereto and GECC.

         "APPLICABLE MARGIN" means, with respect to any Loan except for Term Loan B, the percentage determined by reference to SECTION 2.2(A).



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         "ASSET SALE" means the sale by Borrower or any of its Subsidiaries to any Person other than Borrower or any of its Subsidiaries of (a) any of the stock of any of the Subsidiaries, (b) substantially all of the assets of any division or line of business of Borrower or any of its Subsidiaries, or (c) any other assets (whether tangible or intangible) of Borrower or any of its Subsidiaries outside of the ordinary course of business.

         "ASSIGNMENT AGREEMENT" means an Assignment Agreement in substantially the form of EXHIBIT A annexed hereto.

         "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

         "BASE RATE" means, at any time, the higher of (a) the Prime Rate or (b) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

         "BASE RATE LOAN" means a Revolving Loan or Term Loan A, in each case, bearing interest at rates determined by reference to the Base Rate as provided in SECTION 2.2(A)(I).

         "BLOCKED ACCOUNT" has the meaning assigned to such term in SECTION 2.10(A).

         "BLOCKED ACCOUNT EFFECTIVE DATE" has the meaning assigned to such term in SECTION 2.10(C).

         "BORROWER" has the meaning assigned to such term in the preamble to this Agreement.

         "BORROWER PLEDGE AGREEMENT" means the pledge agreement executed and delivered by Borrower in favor of GECC, pledging its capital stock and other equity interests in Holdings and any other Subsidiaries now owned or hereafter acquired by the Borrower, as reaffirmed in favor of Agent by the Reaffirmation Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

         "BORROWER SECURITY AGREEMENT" means the security agreement executed and delivered by Borrower granting to GECC a first-priority security interest in all Collateral owned by the Borrower, as reaffirmed in favor of Agent by the Reaffirmation Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

         "BORROWING AVAILABILITY" means as of any date of determination, the lesser of (a) the Revolving Commitment, and (b) the Eligible Accounts Borrowing Base, in each case, LESS the sum of the aggregate Revolving Loan outstanding and the aggregate Letters of Credit then issued and outstanding.

         "BORROWING BASE CERTIFICATE" means a certificate to be executed and delivered by Borrower (on behalf of itself and the other Loan Parties) no less than weekly on Friday of each week, and in any event, at any time a Revolving Advance is requested by Borrower, or at the request of Agent, in substantially the form attached hereto as EXHIBIT B.



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

         "BREAKAGE COSTS" means, to the extent that any Lender is funding the maintenance of a Revolving Loan or Term Loan A during such funding period at the Adjusted LIBOR Rate, during which the amount of such investment is reduced (in whole or in part) prior to the end of the period for which it was originally scheduled to remain outstanding (the amount of such reduced investment being referred to as the "ALLOCATED AMOUNT"), the excess of (a) the discount or interest that would have accrued on the Allocated Amount during the remainder of such funding period if such reduction had not occurred over (b) the income, if any, scheduled to be received by any Lender from investing the Allocated Amount for the remainder of such funding period.

         "BUSINESS DAY" means (a) for all purposes other than as covered by clause (b) below, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close, and (b) with respect to all notices, determinations, fundings and payments in connection with the Adjusted LIBOR Rate or a LIBOR Rate Loan, any day that is a Business Day described in clause (a) above and that is also a day for trading by and between banks in Dollar deposits in the London interbank market.

         "CAPITAL LEASE", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person.

         "CASH" means money, currency or a credit balance in a Deposit Account.

         "CASH COLLATERAL ACCOUNT" has the meaning assigned to that term in
SECTION 2.3(C).

         "CASH EQUIVALENTS" means, as at any date of determination, (a) marketable Securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("MOODY'S"); (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from S&P or at least P-1 from Moody's; (d) certificates of deposit or bankers' acceptances maturing within one year after such date and issued or accepted by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (i) is at least "adequately capitalized" (as defined in the regulations of its primary Federal banking regulator) and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (e) shares of any money market mutual fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a) and
(b) above, (ii) has net assets of not less than $500,000,000, and (iii) has the highest rating obtainable from either S&P or Moody's.

         "CASH REVENUES" with respect to the Borrower and its Subsidiaries on a consolidated basis, means the amount indicated on the monthly financial statements, as required under SECTION 5.1(B), of the Borrower and Subsidiaries as "revenues"; excluding from such figure the effect from the recognition of deferred revenues thereon.

         "CHANGE OF CONTROL" means any of the following:

                  (a) any person or group of persons (within the meaning of the Exchange Act) owns or hereafter acquires beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act) of 30% or more of the then issued and outstanding shares of capital Stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances;

                  (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by the board of directors of Borrower or whose nomination for election by the stockholders of Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office;

                  (c) Crest ceasing for any reason to legally own and control at least 13% (on a fully diluted basis) of the issued and outstanding shares of capital stock of Borrower entitled to vote (without regard to any contingency) for the election of members of the board of directors thereof, but at all times determined exclusive of the effect of the issuance, whether or not exercised, of any warrants or options held by GECC (including the GECC Warrants);

                  (d) the sale, lease, or transfer of all or substantially all of Borrower's assets to any person or group (as such term is used in Rule 13d-5(b)(1) of the Exchange Act) other than a wholly-owned Subsidiary; or

                  (e) the adoption of a plan relating to the liquidation or dissolution of Borrower.

         "CHIEF RESTRUCTURING OFFICER" means William S. Mackenzie of Cloyses Partners, or any other third party mutually satisfactory to Agent and Borrower.

         "CLOSING DATE" means the date of the making of the extensions of credit hereunder or the date on which Agent notifies Borrower that each of the conditions precedent set forth in SECTION 3.1 have either been satisfied or waived.



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

         "COLLATERAL" means, collectively, all of the real, personal and mixed property (including capital stock), and all Intellectual Property, in each case, in which Liens are purported to be granted pursuant to the Security Documents as security for the Obligations.

         "COMMITMENT" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on
SCHEDULE 2.1 or on the signature page of any Assignment Agreement pursuant to which such Lender became a Lender hereunder in accordance with the provisions of
SECTION 9.1(B) as such Commitment may be adjusted from time to time in accordance with the provisions hereof, which amount is the aggregate amount of such Lender's Revolving Commitment, Term Loan A Commitment and Term Loan B Commitment, and "COMMITMENTS" means, collectively, the aggregate amount of the Commitment of all Lenders.

         "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT C annexed hereto delivered to Agent by Borrower pursuant to SECTION 5.1(E).

         "CONCENTRATION ACCOUNT" has the meaning assigned to such term in
SECTION 2.10(A).

         "CONCENTRATION ACCOUNT BANK" has the meaning assigned to such term in
SECTION 2.10(A).

         "CONSOLIDATED CAPITAL EXPENDITURES" means, for any period, the aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability and including that portion of Capital Leases which is capitalized on the consolidated balance sheet of Borrower and its Subsidiaries) by Borrower and its Subsidiaries during that period that, in conformity with GAAP, are included in "additions to property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of Borrower and its Subsidiaries.

         "CONSOLIDATED EXCESS CASH FLOW" means, for any Fiscal Year, an amount (if positive) equal to (a) consolidated net income, plus (b) solely to the extent deducted in determining consolidated net income (i) consolidated depreciation, amortization, plus (ii) Consolidated Interest Expense plus (or minus, as the case may be) decreases (increases) in working capital, minus (c) the sum, without duplication, of (i) scheduled repayments of Consolidated Total Debt, (ii) Consolidated Capital Expenditures, (iii) Consolidated Interest Expense, plus or minus (as the case may be), (d) solely to the extent deducted in determining consolidated net income, extraordinary gains or losses which are cash items, and plus (e) taxes deducted in determining consolidated net income to the extent not paid for in cash.

         "CONSOLIDATED INTEREST EXPENSE" means, for any period, total interest expense (including that portion attributable to Capital Leases in accordance with GAAP and capitalized interest but excluding interest on the Seller Notes and the Term B Notes, both to the extent not paid in cash) of Borrower and its Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of Borrower and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements.

         "CONSOLIDATED TOTAL DEBT" means, as at any date of determination, the aggregate amount of all Indebtedness that would be stated on the balance sheet of Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

         "CONTINGENT OBLIGATION", as applied to any Person, means any direct or indirect liability, contingent or otherwise, of that Person (a) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (b) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (c) under Interest Rate Agreements. Contingent Obligations shall include (i) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (ii) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (iii) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclauses (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited.

         "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

         "CREST" means Crest Communications Partners LP, together with its successors, affiliates and assigns.

         "CRI" means Communications Resources Incorporated (f/k/a CRI Acquisition, Inc.), a Delaware corporation.

         "CRI PLEDGE AGREEMENT" means the pledge agreement executed and delivered by CRI in favor of GECC pledging its capital stock and other equity interests in its Subsidiaries, as reaffirmed in favor of Agent by the Reaffirmation Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

         "DEFAULT" means a condition or event that, after notice or lapse of time or both, would constitute an Event of Default.

         "DEFAULT RATE" has the meaning assigned to such term in SECTION 2.2(E).

         "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

         "DESIGNATED ACCOUNT" has the meaning assigned to such term in SECTION 2.1(A)(II).

         "DISBURSEMENT ACCOUNT" has the meaning assigned to such term in SECTION 2.10(B).

         "DOLLARS" and the sign "$" mean the lawful money of the United States of America.

         "DOMESTIC SUBSIDIARY" means each Subsidiary of Borrower incorporated or organized in the United States of America or under the law of the United States of America or of any state thereof.

         "EBITDA" with respect to Borrower and its Subsidiaries on a consolidated basis for any period, means an amount equal to (a) consolidated net income of such Persons for such period, minus (b) the sum of (i) income tax credits, (ii) interest income, (iii) gain from extraordinary items for such period, (iv) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets by such Person (including any fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all Securities), (v) any other non-cash gains which have been added in determining consolidated net income, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication, and (vi) the decrease in the deferred revenue account during the measurement period, plus (c) the sum of (i) any provision for income taxes, (ii) Consolidated Interest Expense, (iii) loss from extraordinary items for such period, (iv) the amount of non-cash charges (including depreciation and amortization) for such period, (v) amortized debt discount for such period, (vi) the amount of any deduction to consolidated net income as the result of any grant to any members of the management of such Person of any stock, (vii) the increase in the deferred revenue account during the measurement period, (viii) restructuring charges incurred by Borrower prior to June 30, 2001, and (ix) closing costs and legal expenses of Borrower incurred during the month of July, 2001 in connection with this Agreement, in each case to the extent included in the calculation of consolidated net income of such Person for such period in accordance with GAAP, but without duplication. For purposes of this definition, the following items shall be excluded in determining consolidated net income of a Person: (1) the undistributed earnings of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation or requirement of law applicable to such Subsidiary; (2) any restoration to income of any contingency reserve, except to the extent that provision for such reserve was made out of income accrued during such period; (3) any write-up of any assets; (4) any net gain from the collection of the proceeds of life insurance policies; (5) any net gain arising from the acquisition of any Securities, or the extinguishment, under GAAP, of any Indebtedness, of such Person, (6) in the case of a successor to such Person by consolidation or merger or as a transferee of its assets, any earnings of such successor prior to such consolidation, merger or transfer of assets, and (7) any deferred credit representing the excess of equity in any Subsidiary of such Person at the date of acquisition of such Subsidiary over the cost to such Person of the investment in such Subsidiary. For the purposes of calculating the Total Leverage Ratio for any period, the income (or deficit) of any other Person accrued prior to the date such Person became a Subsidiary of, or was merged or consolidated into, such Person or any of such Person's Subsidiaries shall be included in determining the consolidated net income of a Person so long as the acquisition of such Person was permitted hereby or if such acquisition occurred prior to the Closing Date, so long as the acquisition of such Person was permitted by the First Amended Credit Agreement.

         "ELIGIBLE ACCOUNTS" means all of the billed and unbilled Accounts owned by each Loan Party, less Unapplied Payments, except any Account to which any of the exclusionary criteria set forth below applies. Agent shall have the right to establish or modify Reserves against Eligible Accounts from time to time in its reasonable credit judgment. In addition, Agent reserves the right, at any time and from time to time prior to the Termination Date, to adjust any of the criteria set forth below, to establish new criteria and to adjust advance rates with respect to Eligible Accounts in its reasonable credit judgment. Eligible Accounts shall not include any Account of any Loan Party (a) that does not arise from the sale of goods or the performance of services by such Loan Party in the ordinary course of its business; (b) that is not a true and correct statement of bona fide indebtedness incurred in the amount of the Account for merchandise sold to or services rendered and accepted by the applicable Account Debtor; (c) that is not owned by such Loan Party; (d) that arises from a sale to any director, officer, other employee, Loan Party or Affiliate of any Loan Party, or to any entity that has any common officer or director with any Loan Party; (e) the Account is not paid within the sixty (60) days following its invoice date;
(f) as to which Agent's Lien thereon is not a first priority perfected Lien; (g) that is payable in any currency other than Dollars; or (h) that is otherwise unacceptable to Agent in its reasonable credit judgment.

         "ELIGIBLE ACCOUNTS BORROWING BASE" means as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of 85% of Eligible Accounts, and reflected on the Borrowing Base Certificate delivered by Borrower, in each case less any Reserves established by Agent at such time.

         "ELIGIBLE ASSIGNEE" means (a)(i) a commercial bank organized under the laws of the United States or any state thereof; (ii) a savings and loan association or savings bank organized under the laws of the United States or any state thereof; (iii) a commercial bank organized under the laws of any other country or a political subdivision thereof; PROVIDED that (x) such bank is acting through a branch or agency located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iv) any other Person that is an "accredited investor" (as defined in "Rule 501(a)" promulgated under the Securities Act; "ACCREDITED INVESTOR"); and (b) any Lender or Affiliate of any Lender.

         "EMPLOYEE BENEFIT PLAN" means any "employee benefit plan" as defined in
SECTION 3(3) of ERISA which is maintained or contributed to by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates or with respect to which Borrower or any of its Subsidiaries has liabilities.

         "ENVIRONMENTAL CLAIM" means any investigation, notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order or directive (conditional or otherwise), by any governmental authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law, (b) in connection with any Hazardous Materials or any actual or alleged Hazardous Materials Activity, or (c) in connection with any actual or alleged damage, injury, threat or harm to health, safety, natural resources or the environment.

         "ENVIRONMENTAL LAWS" means any and all current or future statutes, ordinances, rules, regulations, judgments, Governmental Authorizations, or any other requirements of governmental authorities relating to (a) environmental matters, including those relating to any Hazardous Materials Activity, (b) the generation, use, storage, transportation or disposal of Hazardous Materials, or
(c) occupational safety and health, industrial hygiene or the protection of human, plant or animal health, in any manner applicable to Borrower or any of its Subsidiaries or any Facility, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.ss. 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C.ss. 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C.ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C.ss. 1251 et seq.), the Clean Air Act (42 U.S.C.ss. 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.ss. 2601 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.ss. 136 et seq.), the Occupational Safety and Health Act (29 U.S.C.ss. 651 et seq.), the Oil Pollution Act (33 U.S.C.ss. 2701 et seq.) and the Emergency Planning and Community Right-to-Know Act (42 U.S.C.ss. 1100l et seq.), each as amended or supplemented, any analogous present or future state or local statutes or laws, and any regulations promulgated pursuant to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute thereto.

         "ERISA AFFILIATE" means, as applied to any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of
SECTION 414(B) of the Internal Revenue Code of which that Person is a member;
(b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of SECTION 414(C) of the Internal Revenue Code of which that Person is a member; and (c) any member of an affiliated service group within the meaning of SECTION 414(M) OR (O) of the Internal Revenue Code of which that Person, is a member. Any former ERISA Affiliate of Borrower or any of its Subsidiaries shall Continue to be considered an ERISA Affiliate of Borrower or such Subsidiary within the meaning of this definition with respect to the period such entity was an ERISA Affiliate of Borrower or such Subsidiary and with respect to liabilities arising after such period for which Borrower or such Subsidiary could be liable under the Internal Revenue Code or ERISA as a result of such affiliation with such former ERISA Affiliate.

         "ERISA EVENT" means (a) a "reportable event" within the meaning of
SECTION 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation); (b) the failure to meet the minimum funding standard of SECTION 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with SECTION 412(D) of the Internal Revenue Code) or the failure to make by its due date a required installment under SECTION 412(M) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan;
(c) the provision by the administrator of any Pension Plan pursuant to SECTION 4041(A)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in SECTION 4041(C) of ERISA; (d) the withdrawal by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability pursuant to SECTION 4063 or 4064 of ERISA; (e) the institution by the PBGC of proceedings to terminate any Pension Plan, or the occurrence of any event or condition which is reasonably likely to constitute grounds under ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; (f) the imposition of liability on Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates pursuant to SECTION 4062(E) or 4069 of ERISA or by reason of the application of SECTION 4212(C) of ERISA; (g) the withdrawal of Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates in a complete or partial withdrawal (within the meaning of SECTIONS 4203 and 4205 of ERISA) from any Multiemployer Plan if there is a reasonable likelihood for the assessment of liability in connection therewith, or the receipt by Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to
SECTION 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under SECTION 4041A or 4042 of ERISA; (h) the occurrence of an act or omission which could give rise to the imposition on Borrower or any of its Subsidiaries of fines, penalties, taxes or related charges under Chapter 43 of the Internal Revenue Code or under SECTION 409, SECTION 502(C), (I) or (L), or SECTION 4071 of ERISA in respect of any Employee Benefit Plan; (i) the assertion of a material claim (other than routine claims for benefits) against any Employee Benefit Plan maintained by Borrower or any of its Subsidiaries or against Borrower or any of its Subsidiaries in connection with any Employee Benefit Plan; (j) receipt from the Internal Revenue Service of notice of the failure of any Pension Plan (or any other Employee Benefit Plan Intended to be qualified under SECTION 401(A) of the Internal Revenue Code other than a Multiemployer
Plan) to qualify under SECTION 401(A) of the Internal Revenue Code, or the failure of any trust forming part of any Pension Plan to qualify for exemption from taxation under SECTION 501(A) of the Internal Revenue Code; or (k) the imposition of a Lien pursuant to SECTION 401(A)(29) or 412(N) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

         "EVENT OF DEFAULT" means each of the events set forth in SECTION 7.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

         "FACILITY" or "FACILITIES" means any and all real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or heretofore owned, leased, operated or used by Borrower or any of its Subsidiaries or any of their respective predecessors or Affiliates.

         "FEDERAL FUNDS EFFECTIVE RATE" means, for any period, a floating rate equal to the weighted average of the rates on overnight Federal funds transactions among members of the Federal Reserve System, as determined by Agent.

         "FINANCIAL PLAN" has the meaning assigned to that term in SECTION 5.1.

         "FIRST AMENDED CREDIT AGREEMENT" has the meaning assigned to such term in the recitals to this Agreement.

         "FISCAL QUARTER" means a fiscal quarter of any Fiscal Year.

         "FISCAL YEAR" means the 52/53 week fiscal period of Borrower and its Subsidiaries ending on the Saturday immediately preceding December 31 of each calendar year.

         "FIXED CHARGE COVERAGE RATIO" means, as of any date of determination, the ratio of (a) the sum of (i) (X) EBITDA as of the Fiscal Quarter then ended, multiplied by (Y) four, minus (ii) Consolidated Capital Expenditures, minus
(iii) income Taxes excluded in determining EBITDA, in each case, for the twelve
(12) consecutive month period most recently ended, to (b) the sum of (i) mandatory principal payments on Consolidated Total Debt, plus (ii) Consolidated Interest Expense, in each case, for the twelve (12) consecutive month period most recently ended.

         "FORBEARANCE WARRANT" means that certain Warrant Certificate Representing Warrants to Purchase Common Stock of Viasource Communications, Inc. dated as of June 29, 2001 in favor of GECC, issued in connection with the Forbearance Agreement dated as of June 29, 2001 by and among Borrower, the Subsidiaries signatory thereto and GECC.

         "FOREIGN SUBSIDIARY" means each Subsidiary of Borrower other than a Domestic Subsidiary.

         "FUNDING AND PAYMENT OFFICE" means (a) the office of Agent located at 2325 Lakeview Parkway, Suite 7000, Alpharetta, Georgia 30004-1976, Attn: Account Manager - Viasource, and for wire transfer purposes, Bankers Trust Company, New York, NY, ABA Routing No. 021001033, Credit Account No. 502-328-54, Account
Name: GECC/CAF Depository - Viasource, or (b) such other office of Agent as may from time to time be hereafter designated as such in a written notice delivered by Agent to Borrower and each Lender.

         "FUNDING DATE" means the date of the funding of a Loan.

         "FUNDING THRESHOLD" has the meaning assigned to that term in SECTION 2.11(B).

         "GAAP" means, subject to the limitations on the application thereof set forth in SECTION 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination.

         "GECC" has the meaning assigned to such term in the preamble to this Agreement.

         "GECC WARRANTS" means, collectively, the Amendment Warrant and the Forbearance Warrant.

          "GOVERNMENTAL AUTHORIZATION" means any permit, license, authorization, plan, directive, consent order or consent decree of or from any federal, state or local governmental authority, agency or court.

         "GUARANTEED OBLIGATIONS" has the meaning ascribed to that term in the respective Security Documents.

         "HAZARDOUS MATERIALS" means (a) any chemical, material or substance at any time defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "acutely hazardous waste", "radioactive waste", "biohazardous waste", "pollutant", "toxic pollutant", "contaminant", "restricted hazardous waste", "infectious waste", "toxic substances", or any other term or expression intended to define, list or classify substances by reason of properties harmful to health, safety or the indoor or outdoor environment (including harmful properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, "TCLP toxicity" or "EP toxicity" or words of similar import under any applicable Environmental Laws); (b) any oil, petroleum, petroleum fraction or petroleum derived substance; (c) any drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (d) any flammable substances or explosives;
(e) any radioactive materials; (f) any asbestos-containing materials; (g) urea formaldehyde foam insulation; (h) electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls; (i) pesticides; and (j) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority pursuant to applicable Environmental Laws.

         "HAZARDOUS MATERIALS ACTIVITY" means any past, current, proposed or threatened activity, event or occurrence involving any Hazardous Materials which is regulated pursuant to applicable Environmental Laws, including the use, manufacture, possession, storage, holding, presence, existence, location, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Materials, and any corrective action or response action with respect to any of the foregoing.

         "HOLDINGS" means Viasource Holdings, Inc., a Delaware corporation.

         "HOLDINGS PLEDGE AGREEMENT" means the pledge agreement executed and delivered by Holdings in favor of GECC pledging its capital stock and other equity interests in all now owned or hereafter acquired Subsidiaries (except for Inactive Subsidiaries as may be specifically agreed to in writing by Agent), as reaffirmed in favor of the Agent by the Reaffirmation Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

         "INACTIVE SUBSIDIARY" means the Subsidiaries identified on SCHEDULE 4.1(D) hereto as inactive.

         "INDEBTEDNESS", as applied to any Person, means (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money,
(d) any obligation owed for all or any part of the deferred purchase price of property or services (excluding any such obligations incurred under ERISA), which purchase price is (i) due more than six months from the date of incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument, and (e) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. Obligations under Interest Rate Agreements constitute Contingent Obligations, not Indebtedness.

         "INDEMNIFIED LIABILITIES" has the meaning assigned to that term in
SECTION 8.3.

         "INDEMNITEE" has the meaning assigned to that term in SECTION 8.3.

         "INTELLECTUAL PROPERTY" means all patents, trademarks, tradenames, copyrights, technology, know-how and processes used in and necessary for the conduct of the business of Borrower and its Subsidiaries as currently conducted that are material to the condition (financial or otherwise), business or operations of Borrower and its Subsidiaries, taken as a whole.

         "INTEREST PERIOD" has the meaning assigned to that term in SECTION 2.2(B).

         "INTEREST RATE AGREEMENT" means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement to which Borrower or any of its Subsidiaries is a party.

         "INTEREST RATE DETERMINATION DATE" means, with respect to any Interest Period, the second Business Day prior to the first day of such Interest Period.

         "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, including any replacement or successor statute and the Treasury regulations promulgated under the Internal Revenue Code.

         "INVESTMENT" means (a) any direct or indirect purchase or other acquisition by any Loan Party of, or of a beneficial interest in, any Securities of any other Person (other than a Person that prior to such purchase or acquisition was a wholly-owned Subsidiary of such Loan Party), (b) any direct or indirect redemption, retirement, purchase or other acquisition for value, by any Subsidiary of Borrower from any Person other than any Loan Party, of any equity Securities of such Loan Party, or (c) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by Borrower or any of its Subsidiaries to any other Person (other than a wholly-owned Subsidiary of Borrower), including all indebtedness and accounts receivable from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto minus, all cash returns of principal on such investment, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

         "INVESTOR GROUP" means Crest, Jackson National Life Insurance Company, Old Hickory Fund I, LLC, BancBoston Investments Inc., PNC Capital Corp., Wood Street Partners, II and GECC, together with any other Accredited Investor who makes a subordinated capital investment in Borrower on terms and conditions satisfactory to Agent.

         "ISSUANCE" means the issuance by any Loan Party of Indebtedness for borrowed money (other than the Obligations) or any equity security, PROVIDED HOWEVER, that the conversion of the Term B Notes or the exercise of the GECC Warrants shall not be deemed to be an Issuance.

         "JOINT VENTURE" means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided that in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

         "LANDLORD CONSENT" means, with respect to any Material Leasehold Property, a letter from the owner of such property to Agent, pursuant to which such owner agrees, for the benefit of the Lender Group, (a) that without any further consent of such owner or any further action on the part of the Loan Party holding such Material Leasehold Property, such Material Leasehold Property may be encumbered pursuant to a Mortgage and may be assigned to the purchaser at a foreclosure sale or in a transfer in lieu of such a sale (and to a subsequent third party assignee if Agent, or an Affiliate of Agent so acquires such Material Leasehold Property), (b) that such owner shall not terminate such lease as a result of a default by such Loan Party thereunder without first giving Agent notice of such default and at least 60 days (or, if such default cannot reasonably be cured by Agent within such period, such longer period as may reasonably be required) to cure such default and (c) to such other matters relating to such Material Leasehold Property as Agent may reasonably request, and the same shall be in form and substance substantially similar to EXHIBIT D and satisfactory to Agent.

         "L/C ISSUER" has the meaning assigned to that term in SECTION 2.3(A).

         "L/C SUBLIMIT" has the meaning assigned to that term in SECTION 2.3(A).

         "LENDERS" means the persons identified as "Lenders" and listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to SECTION 9.1, and Lender means any one of the foregoing Lenders.

         "LENDER GROUP" means, collectively, the Agent, the Lenders and the L/C Issuer.

         "LETTER OF CREDIT" means a commercial or standby letter of credit issued for the account of Borrower by any L/C Issuer, or a banker's acceptance issued by Borrower, for which any L/C Issuer has incurred Letter of Credit Obligations, and "LETTERS OF CREDIT" means all such Letters of Credit.

         "LETTER OF CREDIT FEE" has the meaning assigned to that term in SECTION 2.3(D).

         "LETTER OF CREDIT OBLIGATIONS" means all outstanding obligations incurred by any Lender to L/C Issuer at the request of Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of a reimbursement agreement or guaranty by any Lender to any L/C Issuer with respect to any Letter of Credit. The amount of such Letter of Credit Obligations shall equal the maximum amount which may be payable by a Lender to L/C Issuers thereupon or pursuant thereto.

         "LETTER OF CREDIT USAGE" means, as at any date of determination, the maximum aggregate amount of the Letter of Credit Obligations.

         "LIBOR RATE LOAN" means a Revolving Loan or Term Loan A, bearing interest at rates determined by reference to the Adjusted LIBOR Rate as provided in SECTION 2.2(A).

         "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

         "LOAN" means the Revolving Loan, Term Loan A and Term Loan B, and "LOANS" means, collectively, the Revolving Loan, Term Loan A and Term Loan B.

         "LOAN DOCUMENTS" means this Agreement, the Revolving Note, the Term Notes, the Security Documents, the Reaffirmation Agreement, the Mortgages, the Term B Note Purchase Agreement, each Letter of Credit, each reimbursement agreement or guaranty by GECC with respect to any Letter of Credit, together with and all other agreements, instruments, documents, certificates, pledges, powers of attorney, consents, assignments, contracts, notices, and all other written matter whether heretofore, now or hereafter executed and delivered to, or in favor of, the Agent by or on behalf of any Loan Party in connection with this Agreement or the transactions contemplated hereby; PROVIDED that for purposes of this Agreement, Loan Documents shall also include any Interest Rate Agreements entered into by any Loan Party with any Lender or an Affiliate thereof. Any reference in the Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

          "LOAN PARTY" means Borrower and its current and future Subsidiaries but excluding Inactive Subsidiaries, from time to time executing a Loan Document, and "LOAN PARTIES" means all such Persons, collectively.

         "LOCK BOXES" has the meaning assigned to such term in SECTION 2.10(A).

         "MANAGEMENT FEES" means any fee or other form of compensation to any member of the Investor Group (or any Affiliate of any member of the Investor Group) in compensation for services rendered or goods provided to Borrower or any Subsidiary thereof.

         "MARGIN STOCK" has the meaning assigned to that term in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

         "MATERIAL ADVERSE EFFECT" means (a) a material adverse effect upon the business, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries (taken as a whole) or
(b) the impairment of the ability of any Loan Party to perform, or of Agent or, to the extent permitted by SECTIONS 9.4 and 9.13, any member of the Lender Group to enforce, the Obligations.

         "MATERIAL CONTRACT" means any contract or other arrangement to which Borrower or any of its Subsidiaries is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

         "MATERIAL LEASEHOLD PROPERTY" means any leasehold interest of any Loan Party as lessee under any lease of real property set forth on SCHEDULE 4.5(B)(2) annexed hereto, and any other leasehold interest designated from time to time by Agent in its reasonable discretion as being required to be included in the Collateral that is designated by Agent as a "Material Leasehold Property" from time to time.

         "MORTGAGE" means a security instrument (whether designated as a deed of trust or a mortgage or by any similar title) executed and delivered by any Loan Party as such instrument may be amended, supplemented or otherwise modified from time to time as permitted thereunder and hereunder.

         "MULTIEMPLOYER PLAN" means any Employee Benefit Plan which is a "multiemployer plan" as defined in SECTION 3(37) of ERISA.

         "NET CASH PROCEEDS" means, with respect to any Asset Sale or Issuance, the cash proceeds received by the Loan Parties in connection with such transaction or transaction, minus the reasonable costs and expenses incurred in connection therewith.

         "NET INSURANCE/CONDEMNATION PROCEEDS" means any Cash payments or proceeds received by Borrower or any of its Subsidiaries (a) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (b) as a result of the taking of any assets of Borrower or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of any actual and reasonable documented costs incurred by Borrower or any of its Subsidiaries in connection with the adjustment or settlement of any claims of Borrower or such Subsidiary in respect thereof.

         "NOTE" means the Revolving Note, Term A Note or Term B Note, and "NOTES" means, collectively, the Revolving Note, Term A Note and Term B Note.

         "NOTICE OF BORROWING" means, with respect to the Revolving Loan, a notice substantially in the form of EXHIBIT F annexed hereto delivered by Borrower to Agent pursuant to SECTION 2.1(D) with respect to a proposed Revolving Advance.

         "NOTICE OF CONVERSION/CONTINUATION" means a notice substantially in the form of EXHIBIT E annexed hereto delivered by Borrower to Agent pursuant to
SECTION 2.2(D) with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Revolving Loan or Term Loan A and specified therein.

         "OBLIGATIONS" means all obligations of every nature of each Loan Party from time to time owed to Agent or any member of the Lender Group under the Loan Documents (including, without limitation, the Revolving/Term A Obligations and the Term B Obligations), whether for principal, interest, fees, expenses, reimbursement (with respect to Letters of Credit or otherwise) indemnification or otherwise, including obligations owed to any member of the Lender Group or any Affiliate thereof, pursuant to an Interest Rate Agreement.

         "OFFICER'S CERTIFICATE" means, as applied to any corporation, a certificate executed on behalf of such corporation by its president or chief financial officer; provided, that every Officer's Certificate with respect to the compliance with a condition precedent to the making of the Loans hereunder shall include (a) a statement that the officer or officers making or giving such Officer's Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (b) a statement that, in the opinion of the signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and
(c) a statement as to whether, in the opinion of the signers, such condition has been complied with.

         "OPERATING LEASE" means, as applied to any Person, any lease (including leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

         "ORIGINAL CREDIT AGREEMENT" has the meaning assigned to such term in the recitals to this Agreement.

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

         "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to SECTION 412 of the Internal Revenue Code or SECTION 302 of ERISA.

         "PERMITTED ENCUMBRANCES" means the following types of Liens (excluding any such Lien imposed pursuant to SECTION 401(A)(29) or 412(N) of the Internal Revenue Code or by ERISA, any such Lien relating to or imposed in connection with any Environmental Claim, and any such Lien expressly prohibited by any applicable terms of any of the Security Documents):

                  (a) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by SECTION 5.3;

                  (b) statutory Liens of landlords, statutory Liens of banks and rights of set-off, statutory Liens of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law, in each case incurred in the ordinary course of business (i) for amounts not yet overdue or
(ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of five (5) days) are being contested in good faith by appropriate proceedings, so long as (A) such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made for any such contested amounts, and (B) in the case of a Lien with respect to any portion of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral on account of such Lien;

                  (c) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), so long as no foreclosure, sale or similar proceedings have been commenced with respect to any portion of the Collateral on account thereof;

                  (d) any attachment or judgment Lien not constituting an Event of Default under SECTION 7.8;

                  (e) leases or subleases granted to third parties in accordance with any applicable terms of the Security Documents and not interfering in any material respect with the ordinary conduct of the business of Borrower or any of its Subsidiaries or resulting in a material diminution in the value of any Collateral as security for the Obligations;

                  (f) easements, rights-of-way, restrictions, encroachments, and other minor defects or irregularities in title, in each case which do not and will not interfere in any material respect with the ordinary conduct of the business of Borrower or any of its Subsidiaries or result in a material diminution in the value of any Collateral as security for the Obligations;

                  (g) Liens arising from the filing of UCC financing statements for informational purposes in connection with operating leases or Capital Leases permitted pursuant to SECTION 6.1(III), entered into by any Loan Party;

                  (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods

                  (i) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

                  (j) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of Borrower and its Subsidiaries; and

                  (k) licenses of patents, trademarks and other Intellectual Property rights granted by Borrower or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Borrower or such Subsidiary; and

                  (l) mortgages securing certain parcels of real property in favor of Agent.

         "PERMITTED LIENS" means Liens permitted pursuant to SECTION 6.2(A).

         "PERSON" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

         "PLEDGE AGREEMENTS" means, individually or collectively, the Borrower Pledge Agreement, the Holdings Pledge Agreement and the CRI Pledge Agreement.

         "PLEDGED COLLATERAL" means the "Pledged Collateral" as defined in the Borrower Pledge Agreement and the Holdings Pledge Agreement.

         "PRIME RATE" means, for any day, a floating rate equal to the rate publicly quoted from time to time by The Wall Street Journal as the "base rate on corporate loans at large U.S. money center commercial banks" (or, if The Wall Street Journal ceases quoting a base rate of the type described, the highest per annum rate of interest published by the Federal Reserve Board in Federal Reserve statistical release H.15(519) entitled "Selected Interest Rates" as the Bank prime loan rate or its equivalent). Each change in any interest rate provided for in this Agreement based upon the Prime Rate shall take effect at the time of such change in the Prime Rate.

         "PRO RATA SHARE" means with respect to all payments, computations and other matters relating to (a) the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued or participations therein purchased by any Lender, the percentage obtained by DIVIDING (i) the Revolving Loan Exposure of that Lender BY (ii) the aggregate Revolving Loan Exposure of all Lenders, in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to SECTION 9.1, (b) the Term Loan A Commitment or Term Loan A of any Lender, the percentage obtained by dividing (i) the amount of such Lender's portion of the Term Loan A Commitment BY (ii) the aggregate amount of the Term Loan A Commitment, and (c) the Term Loan B Commitment or Term Loan B of any Lender, the percentage obtained by dividing (i) the amount of such Lender's portion of the Term Loan B Commitment BY (ii) the aggregate amount of the Term Loan B Commitment. The initial Pro Rata Share of each Lender is set forth opposite the name of that Lender in SCHEDULE 2.1 annexed hereto.

         "REAFFIRMATION AGREEMENT" means that certain reaffirmation and amendment agreement of even date herewith, by and among Agent, Borrower and the Subsidiaries signatory thereto, reaffirming that the Obligations, Secured Obligations and Guaranteed Obligations, as the case may be, pursuant to the Security Documents are the Obligations of the Borrower to the Agent and the Lender Group pursuant to this Agreement.

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "RELATED DOCUMENTS" means, collectively, the Term B Warrants, the Registration Rights Agreement by and among the Borrower and the parties signatory thereto dated as of August 3, 2001, and the Amended and Restated Stockholders Agreement by and among the Borrower and the parties signatory thereto dated as of June 1, 2000.

         "RELATED PERSON" has the meaning assigned to such term in SECTION 2.10(G).

         "RELATIONSHIP BANK" has the meaning assigned to such term in SECTION 2.10(A).

         "RELEASE" means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the indoor or outdoor environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Materials), including the movement of any Hazardous Materials through the air, soil, surface water or groundwater.

         "REQUIRED LENDERS" means, so long as there remains any Revolving Loan Commitment or Term Loan A Commitment, Revolving Loan, Letter of Credit Obligations or Term A Loan outstanding, the Revolving Lenders and Term A Lenders having or holding 66-2/3% or more of the sum of the aggregate Revolving Loan Exposure and Term Loan A Commitment of all Lenders, and thereafter, the Term B Required Lenders.

         "RESERVES" means reserves established against Eligible Accounts of any Loan Party that Agent may, in its reasonable credit judgment, establish from time to time including, without limitation Reserves for restructuring consultants, expenses, and fees.

         "RESTRICTED JUNIOR PAYMENT" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower now or hereafter outstanding, (d) any payment or prepayment of principal of, premium if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment with respect to any Subordinated Indebtedness and (e) any payment of principal or interest with respect to the Seller Notes.

         "REVOLVING ADVANCE" has the meaning assigned to that term in SECTION 2.1(C).

         "REVOLVING LENDER" means any Lender who has a Revolving Loan
Commitment.

         "REVOLVING LOAN COMMITMENT" means the commitment of a Lender to make Revolving Loans to Borrower pursuant to SECTION 2.1(C), and "REVOLVING LOAN COMMITMENTS" means such commitments of all Lenders in the aggregate.

         "REVOLVING LOAN EXPOSURE" means, with respect to any Lender as of any date of determination (a) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (b) after the termination of the Revolving Loan Commitments, the sum of (i) the aggregate outstanding principal amount of the Revolving Loans of that Lender PLUS (ii) in the event that Lender is an L/C Issuer, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (in each case net of any participations purchased by other Lenders in such Letters of Credit or any unreimbursed drawings thereunder) PLUS (iii) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit.

         "REVOLVING LOANS" means the Loans made by Lenders to Borrower pursuant to SECTION 2.1(C).

         "REVOLVING NOTES" means any promissory notes of Borrower issued pursuant to SECTION 2.1(F) in substantially the form of EXHIBIT X annexed hereto, together with any promissory notes issued by Borrower in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any

Lenders, in each case in form and substance satisfactory to Agent, as may be amended, restated, supplemented or otherwise modified from time to time.

         "REVOLVING/TERM A OBLIGATIONS" means all Obligations of every nature of each Loan Party from time to time owed to the Revolving Lenders or the Term A Lenders hereunder and under the Loan Documents (including, without limitation, the Revolving Loan, Term Loan A and all Letters of Credit Obligations), whether for principal, interest, fees, expenses, reimbursement (with respect to Letters of Credit or otherwise) indemnification or otherwise, including obligations owed to such Revolving Lenders or Term A Lenders, or their Affiliates pursuant to an Interest Rate Agreement.

         "SECURED OBLIGATIONS" has the meaning assigned to such term in the respective Security Documents.

         "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time, and any successor statute.

         "SECURITY AGREEMENTS" means the Borrower Security Agreement and the Subsidiary Security Agreement.

         "SECURITY DOCUMENTS" means the Borrower Pledge Agreement, the Borrower Security Agreement, the Subsidiary Guaranty, the Subsidiary Security Agreement, the Holdings Pledge Agreement, the CRI Pledge Agreement, and the Reaffirmation Agreement, together with any and all other instruments, documents and certificates delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant Agent, on behalf of the Lender Group, a Lien on any real, personal or mixed property of the Loan Party as security for the Obligations.

         "SELLER NOTES" means, collectively, those certain subordinated promissory notes issued by Borrower in favor of (a) Service Cable Electric, Inc., a Florida corporation on May 4, 2000 in the maximum principal amount of $1,764,000, (b) Service Cable Corporation, a Florida corporation on May 4, 2000 in the maximum principal amount of $196,000, (c) the "Shareholders of Excalibur Cable Communications, Ltd., a Kentucky corporation" on June 1, 2000 in the maximum principal amount of $3,287,961.96, (d) the "Shareholders of Excalibur Cable Communications, Ltd., a Kentucky corporation" on June 1, 2000 in the maximum principal amount of $462,636.85, (e) John M. Clarey and Christy Clarey, both individuals, on June 1, 2000 in the maximum principal amount of $10,000,000, and (f) John M. Clarey and Christy Clarey, both individuals, on June 1, 2000 in the maximum principal amount of $6,866,481.

         "SENIOR LEVERAGE RATIO" means as of any date of determination, the ratio of (a) the Indebtedness evidenced by this Agreement plus all Capital Lease obligations as of such date to (b)(X) EBITDA as of the Fiscal Quarter then ended, multiplied by (Y) four.

         "SOLVENT" means, with respect to any Person, that as of the date of determination both (a)(i) the then fair saleable value of the property of such Person is (A) greater than the total amount of liabilities (including contingent liabilities) of such Person and (B) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (b) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "STATED MATURITY DATE" means the earlier to occur of (a) September 7, 2004, or (b) the date on which the Loans and other Obligations are declared immediately due and payable in accordance with SECTION 7.

         "SUBORDINATED INDEBTEDNESS" means any Indebtedness of any Loan Party subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance reasonably satisfactory to Agent.

         "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof. On the date hereof, the following Persons are Subsidiaries of the
Borrower:

                  (a) Holdings;

                  (b) CRI;

                  (c) Telecrafter Acquisition Corp., a Delaware corporation;

                  (d) RTK Corporation, a New Jersey corporation;

                  (e) Queens Cable Contractors Inc., a New Jersey corporation;

                  (f) CRI Cherry Hill, Inc., a Delaware corporation;

                  (g) PC Network Solutions, Inc. (f/k/a Viasource Northeast, Inc.), a Delaware corporation;

                  (h) Excalibur Cable Communications, Ltd. (f/k/a EX Acquisition, Inc.), a Delaware corporation;

                  (i) Telecore, Inc. (f/k/a TCC Acquisition, Inc.), a Delaware corporation;

                  (j) Wireless & Cable Communications Group, Inc., a Delaware corporation;

                  (k) DSC Acquisition, Inc., a Delaware corporation;

                  (l) SCC Acquisition, Inc., a Delaware corporation;

                  (m) QCC of Illinois, Inc., an Illinois corporation (Inactive Subsidiary);

                  (n) RT/Katek Communications Group of Puerto Rico, a corporation formed under the laws of Puerto Rico (Inactive Subsidiary); and

                  (o) The Drop Depot, Inc., a New Jersey corporation (Inactive Subsidiary).

          "SUBSIDIARY GUARANTOR" means each Domestic Subsidiary of Borrower (excluding any Inactive Subsidiary), and "Subsidiary Guarantors" means all such Subsidiary Guarantors.

         "SUBSIDIARY GUARANTY" means the subsidiary guaranty executed and delivered by each of the Subsidiary Guarantors (including Holdings) in favor of GECC to guarantee all Obligations of the Borrower pursuant to this Agreement and the other Loan Documents, as reaffirmed in favor of Agent by the Reaffirmation Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

         "SUBSIDIARY SECURITY AGREEMENT" means the security agreement executed and delivered by each of Borrower's Subsidiaries granting to GECC a first-priority security interest in all Collateral owned by each Subsidiary, as reaffirmed in favor of Agent by the Reaffirmation Agreement, as amended, restated, supplemented, or otherwise modified from time to time.

         "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided, that "Tax on the overall net income" of a Person shall be construed as a reference to a tax imposed by the jurisdiction in which that Person is organized or in which that Person's principal office (and/or, in the case of a Lender, its lending office) is located or in which that Person (and/or, in the case of a Lender, its lending office) is deemed to be doing business on all or part of the net income, profits or gains (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) of that Person (and/or, in the case of a Lender, its lending office).

         "TAX BENEFIT" has the meaning assigned to that term in SECTION 2.8(B).

         "TERM A LENDER" means any Lender who has a Term Loan A Commitment.

         "TERM A NOTES" means, collectively, the promissory term notes of Borrower issued to Lenders with a Term Loan A Commitment in substantially the form of EXHIBIT Y annexed hereto, together with any promissory note issued by Borrower pursuant to the last sentence of SECTION 8.1(B) in connection with assignments of Term Loan A, in each case in form and substance satisfactory to Agent, as amended, restated, supplemented or otherwise modified, re-issued or replaced from time to time.

         "TERM B LENDER" means any Lender who has a Term Loan B Commitment.

         "TERM B NOTES" means, collectively, the 15% convertible promissory term notes issued by Borrower in favor of the Lenders with a Term Loan B Commitment in substantially the form of EXHIBIT Z annexed hereto, and in substance satisfactory to Agent, as amended, restated, supplemented or otherwise modified, re-issued or replaced from time to time.

         "TERM B NOTE PURCHASE AGREEMENT" means that certain Term B Convertible Note and Warrant Purchase Agreement of even date herewith by and among Borrower and the Term B Lenders identified in SCHEDULE 1 attached thereto, with respect to the Term B Notes.

         "TERM B OBLIGATIONS" means all Obligations of every nature of each Loan Party from time to time owed to Term B Lenders hereunder and under the Loan Documents (including, without limitation, Term Loan B), whether for principal, interest, fees, expenses, reimbursement indemnification or otherwise.

         "TERM B REQUIRED LENDERS" has the meaning assigned to that term in
SECTION 9.6(B).

         "TERM B WARRANTS" means, individually and collectively, those certain common stock warrants issued by Borrower in favor of any Term B Lender in connection with the making of a Term Loan B hereunder.

         "TERM LOAN A" means the term loan made to Borrower pursuant to SECTION 2.1(A)(I).

         "TERM LOAN A COMMITMENT" means, at any time, with respect to a Term A Lender, the principal amount set forth beside such Term A Lender's name under the heading "Term Loan A Commitment" on SCHEDULE 2.1 or on the Assignment Agreement pursuant to which such Term A Lender became a Lender hereunder in accordance with the provisions of SECTION 9.1(B), as such Term Loan A Commitment may be adjusted from time to time in accordance with the provisions hereof.

         "TERM LOAN B" means the term loan or term loans made to Borrower pursuant to SECTION 2.1(A)(II).

         "TERM LOAN B COMMITMENT" means, at any time, with respect to a Term B Lender, the principal amount set forth beside such Term B Lender's name under the heading "Term Loan B Commitment" on SCHEDULE 2.1 or on the Assignment Agreement pursuant to which such Term B Lender became a Lender hereunder in accordance with the provisions of SECTION 9.1(B), as such Term Loan B Commitment may be adjusted from time to time in accordance with the provisions hereof.

         "TERM LOAN B MATURITY DATE" means the earlier to occur of (a) demand by the holders of the Term B Note, which demand shall not occur prior to March 7, 2005, (b) the fifth anniversary date of the issuance of the initial Term B Note by Borrower, or (c) the date on which the Loans and other Obligations are declared immediately due and payable in accordance with SECTION 7.

         "TERM LOANS" means, collectively, the Term Loan A and the Term Loan B.

         "TERM NOTES" means, collectively, Term A Note and Term B Note.

         "TERMINATION DATE" means (a) with respect to the Revolving Loan and Term Loan A, the Stated Maturity Date, and (b) with respect to Term Loan B, the Term Loan B Maturity Date

         "TOTAL LEVERAGE RATIO" means, as of any date of determination, the ratio of (a) Consolidated Total Debt as of such date to (b)(X) EBITDA as of the Fiscal Quarter then ended, multiplied by (Y) four.

         "UCC" means the Uniform Commercial Code (or any other similar or equivalent legislation, including Revised Article 9) as in effect in any applicable jurisdiction.

         "UNAPPLIED PAYMENTS" means any payment by an Account Debtor to any Loan Party that has not been credited to the applicable Account.

         "WARRANT PERCENTAGE" has the meaning assigned to that term in SECTION 2.11(B).

         1.2 ACCOUNTING TERMS; UTILIZATION OF GAAP FOR PURPOSES OF CALCULATIONS UNDER AGREEMENT.

         Except as otherwise expressly provided in this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP. Financial statements and other information required to be delivered by Borrower to Agent or Lenders pursuant to clauses
(a), (b) and (c) of SECTION 5.1 shall be prepared in accordance with GAAP as in effect at the time of such preparation (and delivered together with the reconciliation statements provided for in SECTION 5.1(F)). Calculations in connection with the definitions, covenants and other provisions of this Agreement shall utilize accounting principles and policies in conformity with those used to prepare the financial statements referred to in SECTION 4.3.

         1.3 OTHER DEFINITIONAL PROVISIONS AND RULES OF CONSTRUCTION.

                  (a) Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

                  (b) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

                  (c) The use in any of the Loan Documents of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

                  (d) All references contained herein to this Agreement, any other Loan Document, any Related Document or any other agreement or other instrument shall be a reference to such agreement or instrument as it may be amended, restated, supplemented, replaced or otherwise in a different form from time to time in accordance with the terms thereof and hereof.

                                  SECTION II.

                                    THE LOANS

         2.1 MAKING OF LOANS; NOTES.

                  (a) THE TERM LOANS.

                           (i) TERM LOAN A; TERM A NOTE. Pursuant to the terms
and conditions of the Original Credit Agreement and in reliance upon the representations and warranties of Borrower therein set forth, on September 7, 1999, GECC made a term loan to Borrower (hereinafter, the "TERM LOAN A") in the original principal amount of $15,000,000. Borrower acknowledges and agrees that the full principal amount of Term Loan A was advanced to the Borrower under the Original Credit Agreement. On the date hereof, the outstanding principal amount of Term Loan A is $22,562,500 for which Borrower has executed in favor of the Lender with a Term Loan A Commitment that certain replacement Term A Note of even date herewith.

                           (ii) TERM LOAN B; TERM B NOTE. Pursuant to the terms
and conditions hereof and in reliance upon the representations and warranties of Borrower and the other Loan Parties herein set forth and set forth in the Term B Note Purchase Agreement, on the Closing Date Borrower and the Term B Lenders, and upon full satisfaction of the conditions precedent set forth in SECTIONS 3.1, each Term B Lender with a Term Loan B Commitment severally agrees to make a term loan (the "TERM LOAN B") in an amount equal to such Term B Lender's Pro Rata Share of the Term Loan B Commitment available to Borrower in same day funds to an account designated by Borrower (the "DESIGNATED ACCOUNT"), which Designated Account shall not be an escrow account and shall be used for the sole purpose of receiving Term Loan B proceeds. Agent expressly disclaims any present or hereafter acquired security interest it may have in the Designated Account by way of this Agreement or the other Loan Documents to the extent of the Term Loan B proceeds. Until the balance on such Designated Account equals zero and before requesting a Revolving Advance pursuant to SECTION 2.1(D) hereof, Borrower shall be required, after the Closing Date, to withdraw funds on deposit in the Designated Account for disbursements approved in advance by the Chief Restructuring Officer. On any date after the Closing Date the Term B Lenders may, but shall not be required to, increase the amount of the Term Loan B Commitment or the number and composition of the Term B Lenders (so long as such new Term B Lender would be an Eligible Assignee), as agreed upon by the Lenders, Agent and Borrower, by executing and delivering an amendment hereto. Notwithstanding anything contained herein to the contrary, Agent, on behalf of itself, the Revolving Lenders and the Term A Lenders, shall have no obligation to make advances of the Term B Loan if the Term B Lenders fail to provide funds to Borrower as provided herein. All amounts advanced under Term Loan B shall constitute Obligations. On the date hereof, the aggregate outstanding principal amount of Term Loan B is $2,450,000 for which Borrower has executed and delivered a Term B Note in favor of each Term B Lender with a Term Loan B Commitment, such Term B Note to be convertible into common stock of Borrower pursuant to the terms and conditions thereof. Each Term B Lender hereby expressly agrees that it shall not be entitled to and shall not accept payments of principal, interest (other than pay-in-kind interest added to the principal of such Term B Note) or fees of any kind from the Borrower or any Loan Party on account of the Term B Obligations until the Revolving/Term A Obligations are paid in full in cash and the Revolving Commitment and the Term Loan A Commitment have terminated. Notwithstanding the foregoing, if any Term B Lender, in such capacity, receives any payment or other asset of Borrower (except for additional equity interests in Borrower or pay-in-kind interest added to the principal of such Term B Note) or any Subsidiary that is not otherwise permitted to be paid or delivered hereunder, including, without limitation, by way of any call provision exercised by the Borrower pursuant to the Term B Notes, such Term B Lender shall hold such payment or asset in trust for the Revolving Lenders and the Term A Lenders and shall promptly deliver such payment or asset to Agent for the benefit of the Revolving Lenders and the Term A Lenders.

                  (b) ALLOCATION.

                           (i) TERM LOAN A.

                                    (A) On June 29, 2001, Borrower delivered the
Forbearance Warrant to GECC. In order to establish the "issue price" of the Forbearance Warrant within the meaning of SECTION 1273(B) of the Internal Revenue Code of 1986, as amended (the "CODE"), and for all other purposes under the Code, Borrower and each Lender with a Term Loan A Commitment agree that the amount of Term Loan A allocated to the Forbearance Warrant shall be $50,000. The

Forbearance Warrant was delivered to GECC in connection with the "Forbearance Agreement" dated June 29, 2001 as a fee for extending such forbearance.

                                    (B) On July 6, 2001, Borrower delivered the
Amendment Warrant to GECC. In order to establish the "issue price" of the Amendment Warrant within the meaning of the Code, and for all other purposes under the Code, Borrower and each Lender with a Term Loan A Commitment agree that the amount of Term Loan A allocated to the Amendment Warrant shall be $50,000. The Amendment Warrant was delivered to GECC in connection with "Amendment No. 7 to Amended and Restated Credit Agreement" dated July 5, 2001 as a fee for extending such amendment.

                           (ii) TERM LOAN B. On the date hereof, Borrower
delivered to the Lenders with a Term Loan B Commitment, the Term B Warrants simultaneously with the delivery of Term B Note. In order to establish the "issue price" of the Term B Warrants within the meaning of the Code, and for all other purposes under the Code, Borrower and each Lender with a Term Loan B Commitment agree that the amount of Term Loan B allocated to the Term B Warrants shall be $61,744 and the amount of Term Loan B allocated to the Term B Note shall be $2,388,256.

                  (c) THE REVOLVING CREDIT FACILITY. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the Borrower and the other Loan Parties herein set forth, each Revolving Lender with a Revolving Loan Commitment severally agrees, subject to the limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding at any one time and from time to time, to lend to Borrower during the period from the Closing Date to but excluding the Stated Maturity Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments or, in the aggregate, the Borrowing Availability to be used for the purposes set forth in SECTION 2.6. Notwithstanding anything contained herein to the contrary no Revolving Advance (as defined below) shall be made hereunder unless (a) no Default or Event of Default has occurred and is continuing, and (b) there are no funds available in the Designated Account pursuant to SECTION 2.1(A)(II). The amount of each Revolving Lender's Revolving Loan Commitment is set forth opposite its name on
SCHEDULE 2.1 annexed hereto and the aggregate amount of the Revolving Loan Commitments is $18,950,000; PROVIDED, that if, on or before August 16, 2001, the aggregate amount of the funded Term Loan B, by amendment or otherwise, is increased as set forth and pursuant to the terms of Section 2.1(a)(ii), the Revolving Lenders agree to increase, on a pro-rata basis, their Revolving Commitment in an aggregate amount not to exceed the LESSER of (x)$550,000, and
(y) the amount of the increase in the funded Term Loan B as referred to above; PROVIDED, HOWEVER, that the Revolving Loan Commitment of each Revolving Lender shall be adjusted to give effect to any assignments of the Revolving Loan

Commitments pursuant to SECTION 9.1(B); and PROVIDED, FURTHER, that the amount of the Revolving Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to SECTION 2.4(C). Each Revolving Lender's Revolving Loan Commitment shall expire on the Stated Maturity Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full not later than the Stated Maturity Date. Amounts borrowed under this SECTION 2.1(C) may be repaid and reborrowed to but excluding the Stated Maturity Date.

         Anything contained in this Agreement to the contrary notwithstanding, the Revolving Loans and the Revolving Loan Commitments shall be subject to the limitation, that in no event shall the total amount of outstanding Revolving Loans at any time exceed the Revolving Loan Commitments then in effect (each a "REVOLVING ADVANCE") or the Borrowing Availability.

                  (d) BORROWING MECHANICS. Except with respect to automatic Revolving Advances made pursuant to SECTION 2.3(b), Borrower shall deliver to Agent a Notice of Borrowing no later than 10:00 A.M. (New York time) at least three Business Days in advance of the date of each proposed Revolving Advance (in the case of a LIBOR Rate Loan) or at least one Business Day in advance of the date of each proposed Revolving Advance (in the case of a Base Rate Loan). A Revolving Advance may be continued as or converted into a Base Rate Loan or LIBOR Rate Loan in the manner provided in SECTION 2.2(D). Each Notice of Borrowing must be given in writing (by telecopy or overnight courier) and shall include the information required in EXHIBIT F, and such other information as may be required by Agent. If Borrower desires to have the Revolving Advances bear interest by reference to a LIBOR Rate, it must comply with the provisions of
SECTION 2.2, including SECTION 2.2(D). Borrower shall notify Agent prior to the funding of any Loans in the event that any of the matters to which Borrower is required to certify in the applicable Notice of Borrowing is no longer true and correct as of the applicable Funding Date, and the acceptance by Borrower of the proceeds of any Loans shall constitute a re-certification by Borrower, as of the applicable Funding Date, as to the matters to which Borrower is required to certify in the applicable Notice of Borrowing.

         Except as otherwise provided in SECTIONS 2.7(B), 2.7(C) and 2.6(G), a Notice of Borrowing for a LIBOR Rate Loan shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to make a borrowing in accordance therewith.

                  (e) DISBURSEMENT OF FUNDS. All Revolving Loans under this Agreement shall be made by the Lenders with a Revolving Loan Commitment simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by Agent of a Notice of Borrowing pursuant to SECTION 2.1(D), Agent shall notify each Lender of the proposed borrowing. Each Lender shall make the amount of its Loan available to Agent not later than 12:00 Noon (New York time) on the applicable Funding Date in same day funds in Dollars, at the Funding and Payment Office. Except as provided in SECTION 2.3 with respect to Revolving Loans used to reimburse any L/C Issuer for the amount of a drawing under a

Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in SECTION 3.1 (in the case of Loans made on the Closing
Date), SECTION 3.3 (in the case of all Loans) and SECTION 3.4 (in the case of Letters of Credit), Agent shall make the proceeds of such Revolving Loans available to Borrower on the applicable Funding Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Revolving Loans received by Agent from Revolving Lenders to be credited to the account of Borrower.

         Unless Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to Agent the amount of such Lender's Loan requested on such Funding Date, Agent may assume that such Lender has made such amount available to Agent on such Funding Date and Agent may, in its sole discretion, but shall not be obligated to, make available to Borrower a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to Agent by such Lender, Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to Agent, at the customary rate set by Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon Agent's demand therefor, Agent shall promptly notify Borrower and Borrower shall immediately pay such corresponding amount to Agent together with interest thereon, for each day from such Funding Date until the date such amount is paid to Agent, at the rate payable under this Agreement for Base Rate Loans. Nothing in this SECTION 2.1(E) shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Borrower may have against any Lender as a result of any default by such Lender hereunder.

                  (f) REVOLVING NOTE. Borrower shall execute and deliver on the Closing Date in favor of each Revolving Lender a Revolving Note to evidence such Revolving Lender's Revolving Loans, in the principal amount of that Revolving Lender's Revolving Loan Commitment. Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by Agent as provided in SECTION 9.1(B)(II). Any request, authority or consent of any person or entity who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, assignee or transferee of that Note or of any Note or Notes issued in exchange therefor.

         2.2 INTEREST ON THE LOANS.

                  (a) RATE OF INTEREST.

                           (i) THE REVOLVING LOAN AND TERM LOAN A. Subject to
the provisions of SECTIONS 2.7 and 2.8, the Loans, except for Term Loan B, shall bear interest on the unpaid principal amount thereof from the date made until paid in full (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Adjusted LIBOR Rate. The applicable basis for determining the rate of interest for any Revolving Advance shall be selected by Borrower at the time of delivery of a Notice of Borrowing pursuant to SECTION 2.1(D).

         Subject to the provisions of SECTIONS 2.2(E) and 2.8, the Loans, except for Term Loan B, shall bear interest until paid in full as follows:

                  (A) if a Base Rate Loan, then at the sum of the Base Rate plus the Applicable Margin per annum; or

                  (B) if a LIBOR Rate Loan, then at the sum of the Adjusted LIBOR Rate PLUS the Applicable Margin per annum.

         The "APPLICABLE MARGIN" for the Revolving Loan and Term Loan A that are Base Rate Loans and LIBOR Rate Loans shall be determined quarterly, based upon the calculation of the Total Leverage Ratio for the prior Fiscal Quarter, any change in such Applicable Margin to be effective after the Borrower delivers quarterly financial statements to Agent pursuant to SECTION 5.1(C) with the first such measurement of the Total Leverage Ratio to be retroactive to June 30, 2001, as follows:

------------------------------------- ----------------------------------- -----------------------------------
        TOTAL LEVERAGE RATIO           APPLICABLE MARGIN FOR LIBOR RATE         APPLICABLE MARGIN FOR
                                                    LOANS                          BASE RATE LOANS
------------------------------------- ----------------------------------- -----------------------------------
Total Leverage less than 4.25x                      3.25%                               1.75%
------------------------------------- ----------------------------------- -----------------------------------
total Leverage greater than or                      4.00%                               2.50%
equal to 4.25x but less than 5.25x
------------------------------------- ----------------------------------- -----------------------------------
Total Leverage greater than or                      4.50%                               3.00%
equal to 5.25x but less than 6.25x
------------------------------------- ----------------------------------- -----------------------------------
Total Leverage greater than or                      7.00%                               5.50%
equal to 6.25x
------------------------------------- ----------------------------------- -----------------------------------



                           (ii) TERM LOAN B. Term Loan B shall bear interest on
the unpaid principal amount thereof from the date made until paid in full (whether by acceleration or otherwise) at a rate of fifteen percent (15%) per annum calculated as provided in SECTION 2.2(F) and on terms and conditions specified in the Term B Note, it being understood that the accrued interest shall be calculated semi-annually and then added to the then-outstanding principal amount of the Term Loan B on each February 1 and August 1, commencing on February 1, 2002, as pay-in-kind interest, and interest shall accrue thereafter on the increased principal amount at the rate applicable to Term Loan B.

                  (b) INTEREST PERIODS FOR THE REVOLVING LOAN AND TERM LOAN A. In connection with a LIBOR Rate Loan, the interest period (each an "INTEREST PERIOD") to be applicable to the Revolving Loan or Term Loan A shall be a one
(1)-month period only; PROVIDED, that:

                           (i) in the case of immediately successive Interest
Periods applicable to a LIBOR Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

                           (ii) if an Interest Period would otherwise expire on
a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, that, if any Interest Period would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                           (iii) any Interest Period that begins on the last
Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                           (iv) no Interest Period with respect to any portion
of the Revolving Loan or Term Loan A shall extend beyond the Stated Maturity
Date.

                  (c) INTEREST PAYMENTS ON THE REVOLVING LOAN AND TERM LOAN A. At any time that a LIBOR Rate Loan is outstanding, but subject to the provisions of SECTION 2.2(E), interest on such Loans shall be due and payable, in arrears, on the first day of each calendar month at any time that the Revolving Loans or Term Loan A are outstanding, PROVIDED that the portion of interest on LIBOR Rate Loans accruing at a rate in excess of the LIBOR Rate plus 5.00% and that portion of interest on Base Rate Loans at a rate in excess of the Base Rate plus 3.50% shall not be payable in cash, but instead shall accrue (and compound at the LIBOR Rate or Base Rate plus the Applicable Margin as in effect from time to time and in the manner provided with respect to LIBOR Rate Loans or Base Rate Loans, as applicable) and be payable in cash upon the earliest to occur of (x) March 31, 2002 and (y) the Stated Maturity Date.

                  (d) CONVERSION OR CONTINUATION OF THE REVOLVING LOAN OR TERM LOAN A. Subject to the provisions of SECTION 2.7, Borrower shall have the option
(i) to convert, at any time, a Revolving Loan or Term Loan A bearing interest at a rate determined by reference to one basis to the alternative basis or (ii) upon the expiration of an Interest Period applicable to a Loan bearing interest at the LIBOR Rate, to continue a Loan as a LIBOR Rate Loan; provided, however, that a LIBOR Rate Loan may only be converted into a Base Rate Loan on the expiration date of an Interest Period applicable thereto; and provided, further, that no Revolving Loan or Term Loan A may be made as or converted into a Base Rate Loan during the period from December 24 of any year to and including January 7 of the immediately succeeding year for the purpose of investing in Securities bearing interest at a rate determined by reference to any other basis for the purpose of arbitrage or speculation.

         Borrower shall deliver a Notice of Conversion/Continuation to Agent no later than 10:00 A.M. (New York time) at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan) and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a LIBOR Rate Loan). A Notice of Conversion/Continuation shall specify (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount and type of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a LIBOR Rate Loan, that no Default or Event of Default has occurred and is continuing. With respect to each such LIBOR Rate Loan, such LIBOR Rate Loan will be for a maximum of a one- (1) month period. In lieu of delivering the above-described Notice of Conversion/Continuation, Borrower may give Agent telephonic notice by the required time of any proposed conversion/continuation under this SECTION 2.2(D); provided, that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Agent on or before the proposed conversion/continuation date, and provided, further, that no more than five LIBOR Rate Loans shall be outstanding at any one time. If Borrower fails to provide such notice, such Loan shall be deemed to be a Base Rate Loan.

         Neither Agent nor any Lender shall incur any liability to Borrower in acting upon any telephonic notice referred to above that Agent believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or for otherwise acting in good faith under this
SECTION 2.2(D), and upon conversion or continuation of the applicable basis for determining the interest rate with respect to a Loan in accordance with this Agreement pursuant to any such telephonic notice Borrower shall have effected a conversion or continuation, as the case may be, hereunder.

         Except as otherwise provided in SECTIONS 2.7(B), 2.7(C) and 2.7(G), a Notice of Conversion/Continuation for conversion to, or continuation of, a LIBOR Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Borrower shall be bound to effect a conversion or continuation in accordance therewith.

                  (e) DEFAULT RATE. Upon the occurrence and during the continuation of any Event of Default, the outstanding principal amount of the Loans, and, to the extent permitted by applicable law, any interest payments thereon not paid when due and any fees and other amounts then due and payable hereunder, shall thereafter bear interest (including post-petition interest in any proceeding under the Bankruptcy Code or other applicable bankruptcy laws) payable upon demand at a rate that is two percent (2%) per annum in excess of the interest rate otherwise payable under this Agreement (the "DEFAULT RATE") with respect to the Loans (or, in the case of any such fees and other amounts, at a rate which is two percent (2%) per annum in excess of the interest rate otherwise payable under this Agreement for a Term Loan A that is a Base Rate
Loan); provided, that, in the case of a LIBOR Rate Loan, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such LIBOR Rate Loan shall thereupon become a Base Rate Loan and shall thereafter bear interest payable upon demand at a rate which is two percent (2%) per annum in excess of the interest rate otherwise payable under this Agreement for a Term Loan A that is Base Rate Loan. Payment or acceptance of the increased rates of interest provided for in this SECTION 2.2(E) is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of Agent or any Lender.

                  (f) COMPUTATION OF INTEREST. Interest on the Loans shall be computed (i) in the case of a Base Rate Loan, or in the case of Term Loan B, on the basis of a 365-day or 366-day year, as the case may be, and (ii) in the case of a LIBOR Rate Loan, on the basis of a 360-day year, in each case for the actual number of days elapsed in the period during which it accrues. In computing interest on the Loans, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan (or, in the case of Term Loan B, the first day on which interest shall be computed) or, with respect to a Base Rate Loan being converted from a LIBOR Rate Loan, the date of conversion of such LIBOR Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a LIBOR Rate Loan, the date of conversion of such Base Rate Loan to such LIBOR Rate Loan, as the case may be, shall be excluded; provided, that if a Loan is repaid on the same day on which it is made, one day's interest shall be paid on that Loan.

         2.3 LETTERS OF CREDIT.

                  (a) ISSUANCE. Subject to the terms and conditions of this Agreement, the Revolving Lenders agree to incur, from time to time prior to the Stated Maturity Date, upon the request of Borrower and for the account of Borrower or a Subsidiary, Letter of Credit Obligations by causing Letters of Credit to be issued (by a bank or other legally authorized Person selected by or acceptable to Borrower and acceptable to Agent in its sole discretion (each, an "L/C ISSUER")) naming as account party Borrower or a Subsidiary, in each case guaranteed by such Revolving Lender. The aggregate amount of all such Letter of Credit Obligations shall not at any time exceed the lesser of (i) $1,760,000 (the "L/C SUBLIMIT"), and (ii) the Revolving Commitment minus the aggregate outstanding principal balance of the Revolving Advances. No such Letter of Credit shall have an expiry date which is more than one year following the date of issuance thereof, and the L/C Issuer shall not be under any obligation to incur Letter of Credit Obligations in respect of any Letter of Credit having an expiry date which is later than the Stated Maturity Date.

                  (b) ADVANCES AUTOMATIC. In the event that any Revolving Lender shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Advance under SECTION 2.1(C) hereof regardless of whether a Default or Event of Default shall have occurred and be continuing and notwithstanding Borrower's failure to satisfy the conditions precedent set forth herein.

                  (c) CASH COLLATERAL. If Borrower is required to provide cash collateral for any Letter of Credit Obligations pursuant to this Agreement prior to the Stated Maturity Date, Borrower will pay to the Agent for the benefit of the Revolving Lender or L/C Issuer, cash or Cash Equivalents in an amount equal to 105% of the maximum amount then available to be drawn under each applicable Letter of Credit outstanding. Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the "CASH COLLATERAL ACCOUNT") maintained at a bank or financial institution acceptable to Agent. The Cash Collateral Account shall be in the name of Borrower and shall be pledged to, and subject to the control of and in a manner satisfactory to Agent. Borrower hereby pledges and grants to Agent a security interest in all such funds and Cash Equivalents held in the Cash Collateral Account from time to time, and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due.

         If any Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Stated Maturity Date, Borrower shall either (i) provide cash collateral therefor in the manner described above, (ii) cause all such Letters of Credit and guaranties thereof to be canceled and returned, or (iii) deliver a stand-by letter (or letters) of credit in guarantee of such Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration as, and in an amount equal to 105% of the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding Letter of Credit Obligations relate and shall be issued by a bank or financial institution, and shall be subject to such terms and conditions, in each case, satisfactory to Agent in its sole discretion.

         From time to time after funds are deposited in the Cash Collateral Account by Borrower, whether before or after the Stated Maturity Date, Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any Obligations, in such order as Agent may elect, as shall be or shall become due and payable by Borrower to the L/C Issuer or Agent with respect to such Letter of Credit Obligations and, upon the satisfaction in full of all Letter of Credit Obligations, to any other Obligations then due and payable.

         Neither Borrower nor any Person claiming on behalf of or through Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all Letter of Credit Obligations and the payment of all amounts payable by Borrower to Agent in respect thereof, any funds remaining in the Cash Collateral Account shall be applied to other Obligations when due and owing and upon payment in full of such Obligations, any remaining amount shall be paid to Borrower or as otherwise required by law.

                  (d) FEES AND EXPENSES. Borrower agrees to pay to Agent for Letter of Credit Obligations incurred hereunder, (i) all costs and expenses incurred, for the benefit of itself and the L/C Issuer, on account of such Letter of Credit Obligations, and (ii) for each month during which any Letter of Credit Obligation shall remain outstanding, a fee (the "LETTER OF CREDIT FEE") in an amount equal to the per annum rate of the Applicable Margin for Revolving Loans that are LIBOR Rate Loans multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit. Such fee shall be paid to Agent in arrears, on the first day of each month. In addition, Borrower shall pay to any L/C Issuer, on demand, such fees (including all per annum fees), charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

                  (e) REQUEST FOR INCURRENCE OF LETTER OF CREDIT OBLIGATIONS. Borrower shall give Agent and L/C Issuer at least two Business Days prior written notice requesting the incurrence of any Letter of Credit Obligation, specifying the date such Letter of Credit Obligation is to be incurred, identifying the beneficiary to which such Letter of Credit Obligation relates and describing the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by the form of the Letter of Credit (which shall be acceptable to Agent and L/C Issuer) to be guaranteed. Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower and approvals by Agent and L/C Issuer may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Borrower, Agent and L/C Issuer.

                  (f) OBLIGATIONS ABSOLUTE. The obligation of Borrower to reimburse Agent and L/C Issuer for payments made with respect to any Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities. Such obligations of Borrower shall be paid strictly in accordance with the terms hereof under all circumstances including the following circumstances:

                           (i) any lack of validity or enforceability of any
Letter of Credit, the Agreement or the other Loan Documents or any other agreement;

                           (ii) the existence of any claim, set-off, defense or
other right which Borrower or any of its Affiliates, Agent or L/C Issuer may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), Agent, or any other Person, whether in connection with the Agreement, the Letter of Credit, the transactions contemplated herein or therein or any unrelated transaction (including any underlying transaction between Borrower or any of its Affiliates and the beneficiary for which the Letter of Credit was procured);

                           (iii) any draft, demand, certificate or any other
document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                           (iv) payment by Agent (except as otherwise expressly
provided in paragraph (g)(ii)(C) below) or any L/C Issuer under any Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit or such guaranty; (v) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

                           (vi) the fact that a Default or an Event of Default
shall have occurred and be continuing.

                  (g) INDEMNIFICATION; NATURE OF AGENT'S DUTIES.

                           (i) In addition to amounts payable as elsewhere
provided in the Agreement, Borrower hereby agrees to pay and to protect, indemnify, and save harmless Agent from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including attorneys' fees) which Agent may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or guaranty thereof, or
(B) the failure of Agent seeking indemnification or of any L/C Issuer to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jeure or de facto government or governmental authority, in each case other than to the extent solely as a result of the gross negligence or willful misconduct of Agent (as finally determined by a court of competent jurisdiction).

                           (ii) As between Agent and Borrower, Borrower assumes
all risks of the acts and omissions of, or misuse of any Letter of Credit by beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law Agent shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) for failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided, that, in the case of any payment by Agent or the L/C Issuer under any Letter of Credit or guaranty thereof, Agent or the L/C Issuer shall be liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for payment under such Letter of Credit or guaranty thereof; (D) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) for errors in interpretation of technical terms; (F) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (G) for the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (H) for any consequences arising from causes beyond the control of Agent. None of the above shall affect, impair, or prevent the vesting of any of Agent's rights or powers hereunder or under the Agreement.

                           (iii) nothing contained herein shall be deemed to
limit or to expand any waivers, covenants or indemnities contained in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between Borrower and such L/C Issuer.

         2.4 APPLICATION OF PAYMENTS, REPAYMENTS, PREPAYMENTS AND REDEMPTION OF LOAN; GENERAL PROVISIONS REGARDING PAYMENTS.

                  (a) REPAYMENT OF LOANS.

                           (i) THE REVOLVING LOAN AND TERM LOAN A. The aggregate
principal amount of, and interest on, the Revolving Loan shall be due and payable in full on the Stated Maturity Date.

                           (ii) TERM LOAN B. The aggregate principal amount of,
and interest on, the Term Loan B shall be due and payable in full on the Term Loan B Maturity Date. Except as set forth in SECTION 2.4(B), the Term Loan B may not be prepaid in part at any time of this Agreement and may be repaid in full only in accordance with SECTION 2.1(A)(II).

                  (b) VOLUNTARY PREPAYMENTS. Borrower may, at any time and from time to time (i) voluntarily prepay all or part of Term Loan A, or (ii) voluntarily prepay all or part of the Revolving Loan on any Business Day in whole, except as applied to prepay such Revolving Loans pursuant to SECTION 2.4, or in part in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount; provided, that if such prepayment does not occur on the expiration of the Interest Period applicable thereto, Agent shall be entitled to receive Breakage Costs from Borrower. Each partial prepayment shall designate the Loan or other Obligations (except for the Term Loan B) to which such prepayment is to be applied, provided, that amounts repaid on Term Loan A pursuant to this Section shall be applied to Term Loan A in inverse order of scheduled maturity. Amounts prepaid on Term Loan A may not be reborrowed. Borrower may voluntarily prepay all or part of the Term Loan B at any time after all Revolving/Term Loan A Obligations have been paid in full in cash and the Revolving Commitment and Term Loan A Commitment have terminated. Term Loan B may not be reborrowed.

                  (c) TERMINATION OR REDUCTION OF REVOLVING COMMITMENT. Borrower may at any time on at least ten days' prior written notice to Agent terminate or reduce the Revolving Commitment or the L/C Sublimit in whole or in part in an aggregate minimum amount of $100,000 and integral multiples of $100,000 in excess of that amount and such termination or reduction of the Revolving Loan Commitments shall be effective on the date specified in Borrower's notice and shall reduce the Revolving Loan Commitment of each Lender proportionately to its Pro Rata Share; provided, that the Revolving Commitment shall not be reduced to an amount less than the L/C Sublimit, and provided, further, in no event shall the L/C Sublimit be reduced or terminated below the amount of Letter of Credit Obligations outstanding as of such date. Simultaneously (and as a condition to) such termination or reduction of the Revolving Commitment or the L/C Sublimit, all Revolving Loans and other Obligations in excess of the Revolving Commitment (as so reduced) shall be immediately due and payable in full. If such payment does not occur on the expiration of the Interest Period applicable thereto, Agent shall be entitled to receive Breakage Costs from Borrower. Upon any such prepayment and reduction or termination of the Revolving Commitment or the L/C Sublimit, Borrower's right to request Revolving Advances, or request that Letter of Credit Obligations (and the related L/C Sublimit) be incurred on its behalf shall simultaneously be permanently reduced or terminated, as the case may be.

                  (d) PREPAYMENT PREMIUM. Intentionally Omitted.

                  (e) SCHEDULED MANDATORY PREPAYMENTS. Borrower shall, until payment in full of Term Loan A and subject to earlier prepayment and payment as hereinafter provided, make installment payments in respect of the principal of Term Loan A to Agent on the dates (unless such date is not a Business Day, in which case, such payment shall be made on the next succeeding Business Day) and in the amounts set forth below.

             PAYMENT DATE                            INSTALLMENT AMOUNT
             ------------                            ------------------
    December 31, 2000, March 31, 2001                $468,750
    September 25, 2001 and October 26, 2001

    December 26, 2001, March 26, 2002
    June 25, 2002, September 25, 2002                $937,500
    December 26, 2002, March 26, 2003
    June 25, 2003 and September 25, 2003

    December 26, 2003, March 26, 2004                $1,406,250
    June 25, 2004

    September 7, 2004                                the amount necessary to
                                                     repay Term Loan A in full


PROVIDED, HOWEVER, that on or before March 31, 2002 in addition to the payments required in the table above, Borrower shall make a prepayment in respect of principal on Term Loan A in the amount of $3,000,000, which prepayment shall be applied to the Term Loan A in inverse order of scheduled maturity, and PROVIDED, FURTHER, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of Term Loan A.

                  (f) MANDATORY PREPAYMENTS -- ASSET SALES. Borrower shall, until payment in full of Term Loan A and subject to earlier prepayment and payment as hereinafter provided, make prepayments in respect of the principal of Term Loan A to Agent concurrently with any Asset Sale, in an amount equal to the Net Cash Proceeds of such Asset Sale, as follows: first, to Term Loan A, until Term Loan A is paid in full, and second, to the Revolving Loan (and in permanent reduction of the Revolving Commitment), until the Revolving Loan is paid in full (and the Revolving Commitment is reduced to zero). Amounts repaid pursuant to this Section shall be applied on Term Loan A in inverse order of scheduled maturity.

                  (g) MANDATORY PREPAYMENTS - ISSUANCES AND TERM B NOTES. Borrower shall, until payment in full of Term Loan A and subject to earlier prepayment and payment as hereinafter provided, make a prepayment in respect of the principal of Term Loan A to Agent, of a percentage of the Net Cash Proceeds of all Issuances (other than Issuances for which the proceeds are used as permitted by SECTION 6.4(III) hereof) and all Term B Notes in the aggregate, in an amount set forth, and payable on the prepayment dates set forth below:


AGGREGATE AMOUNT OF NET                  PERCENTAGE OF NET CASH
CASH PROCEEDS FROM SUCH                  PROCEEDS FROM SUCH ISSUANCE
ISSUANCE AND TERM B NOTES                AND TERM B NOTES TO BE
PLUS ALL PRIOR AND                       APPLIED AS PREPAYMENT
SIMULTANEOUS ISSUANCES                   OF TERM LOAN A                           PREPAYMENT DATE

less than $4,000,000                                  0%                                N/A


$4,000,001 to $6,000,000                 100% of Net Cash Proceeds in   concurrent with the Issuance or
                                             excess of $4,000,000       Term B Note that meets or exceeds
                                                                        the aggregate amount

$6,000,001 to $7,000,000                            33-1/3%             concurrent with the Issuance or
                                            of Net Cash Proceeds in     Term B Note that meets or exceeds
                                             excess of $6,000,000       the aggregate amount

greater than $7,000,000                  100% of Net Cash Proceeds in   concurrent with the Issuance or
                                             excess of $7,000,000       Term B Note that meets or exceeds
                                                                        the aggregate amount




Amounts repaid pursuant to this Section shall be applied on Term Loan A in inverse order of scheduled maturity.

                  (h) MANDATORY PREPAYMENTS -- CONSOLIDATED EXCESS CASH FLOW. Borrower shall, until payment in full of Term Loan A and subject to earlier prepayment and payment as hereinafter provided, make prepayments in respect of the principal of Term Loan A to Agent, for the benefit of Term A Lenders, not later than 90 days following the end of each Fiscal Year, a prepayment equal to 50% of Consolidated Excess Cash Flow. Amounts repaid pursuant to this section shall be applied to Term Loan A in inverse order of scheduled maturity.

                  (i) GENERAL PROVISIONS REGARDING PAYMENTS.

                           (i) MANNER AND TIME OF PAYMENT. All payments by
Borrower of principal, interest, fees and other Obligations hereunder and under the Notes shall be made in Dollars in same day funds, without defense, setoff or counterclaim, free of any restriction or condition, and delivered to Agent not later than 12:00 Noon (New York time) on the date due at the Funding and Payment Office; funds received by Agent after that time on such due date shall be deemed to have been paid by Borrower on the next succeeding Business Day.

                           (ii) PAYMENTS ON BUSINESS DAYS. Whenever any payment
to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of fees hereunder, as the case may be.

                           (iii) NOTATION OF PAYMENT. Each Lender agrees that
before disposing of the Notes held by it, or any part thereof (other than by granting participations therein), that such Lender will make a notation thereon of all principal payments previously made thereon and of the date to which interest thereon has been paid; provided, that the failure to make (or any error in the making of) any notation under any Note shall not limit or otherwise affect the obligations of Borrower hereunder or under such Note with respect to the unpaid portion of the Obligations.

                  (j) APPLICATION OF PAYMENTS AND PROCEEDS OF COLLATERAL.

                           (i) APPLICATION OF PAYMENTS EXCEPT UPON THE
OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT. Except upon the occurrence and continuation of an Event of Default, all payments received by Agent (not relating to or constituting (A) principal or interest on specific Loans (except Term Loan B) including Net Cash Proceeds of an Asset Sales which shall be applied as set forth in Section 2.4(f), or (B) specific fees), shall be applied, FIRST, to pay any fees or expense reimbursements then due to Agent from Borrower until paid in full, SECOND, to pay any fees or expense reimbursements due to the Revolving Lenders or the Term A Lenders from Borrower until paid in full, THIRD, to pay interest due in all respects on the Revolving Advances until paid in full, FOURTH, to pay principal on the Revolving Advances and unreimbursed obligations in respect of Letters of Credit until paid in full, FIFTH, to pay interest due in all respects on the Term Loan A until paid in full, SIXTH, to pay principal on the Term Loan A until paid in full, SEVENTH, to all other Obligations owed to the Revolving Lenders and the Term A Lenders until paid in full, and PROVIDED that the Revolving Loan, Letter of Credit Obligations and Term Loan A are paid in full and the Revolving Commitment and Term Loan A Commitment have been terminated, EIGHTH to pay any fees or expense reimbursements due to the Term B Lenders from Borrower, NINTH, to pay interest on the Term Loan B, TENTH, to pay principal on the Term Loan B, and ELEVENTH, to the extent of any excess, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

                           (ii) APPLICATION OF PAYMENTS UPON THE OCCURRENCE AND
DURING THE CONTINUATION OF AN EVENT OF DEFAULT. Upon the occurrence and during the continuation of an Event of Default, all payments received by Agent (including, without limitation, in respect of any sale of, collection from, or other realization upon all of or any part of the Collateral under any Security Documents or otherwise), except as otherwise provided herein, shall be applied, FIRST, to pay any fees or expense reimbursements then due to Agent from Borrower until paid in full, SECOND, to pay any fees or expense reimbursements due to the Revolving Lenders or the Term A Lenders from Borrower until paid in full, THIRD, to pay interest due in all respects on the Revolving Advances and the Term Loan A and all amounts owing under the Letters of Credit which have not been cash collateralized, on a pro-rata basis until paid in full, FOURTH, to pay principal due in all respects on the Revolving Advances and the Term Loan A on a pro-rata basis until paid in full, FIFTH, to all other Obligations owed to the Revolving

Lenders and the Term A Lenders until paid in full, and PROVIDED that the Revolving Loan, Letter of Credit Obligations and Term Loan A are paid in full and the Revolving Commitment and Term Loan A Commitment have been terminated, SIXTH to pay any fees or expense reimbursements due to the Term B Lenders from Borrower, SEVENTH, to pay interest on the Term Loan B, EIGHTH, to pay principal on the Term Loan B, and NINTH, to the extent of any excess to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         2.5 UNUSED FACILITY FEE. Borrower agrees to pay to Agent, for the ratable benefit of each Revolving Lender, in arrears, on the first Business Day of each month prior to the Stated Maturity Date, and on such date, a fee for Borrower's non-use of available funds under the Revolving Loan facility in an amount equal to 0.50% per annum (calculated on the basis of a 360-day year for actual days elapsed) of the difference between (a) the Revolving Commitment (as it may be reduced from time to time) and (b) the average for the period of the daily closing balances of the Revolving Loan outstanding during the period for which such fee is due.

         2.6 USE OF PROCEEDS.

                  (a) REVOLVING LOAN. The proceeds of Revolving Loans shall be applied by Borrower for working capital needs, capital expenditures (each, to the extent permitted hereunder) and other general corporate purposes of Borrower and its Subsidiaries.

                  (b) TERM LOAN B. The proceeds of Term Loan B shall be applied by Borrower for disbursements approved in advance by the Chief Restructuring Officer. Borrower shall be required to draw the balance of the Designated Account into which the proceeds of Term Loan B are deposited to zero before requesting a Revolving Advance pursuant to SECTION 2.1(D).

                  (c) MARGIN REGULATIONS. No portion of the proceeds of any borrowing under this Agreement shall be used by Borrower or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.

         2.7 SPECIAL PROVISIONS GOVERNING LIBOR RATE LOAN.

         Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to a LIBOR Rate Loan as to the matters covered:

                  (a) DETERMINATION OF APPLICABLE INTEREST RATE. As soon as practicable after 10:00 A.M. (New York time) on each Interest Rate Determination Date, Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the LIBOR Rate Loan for which an interest rate is then being determined for the applicable (as designated by Borrower) 1-month Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Borrower and each Revolving Lender and Term A Lender.

                  (b) INABILITY TO DETERMINE APPLICABLE INTEREST RATE. In the event that Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to a LIBOR Rate Loan, that by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to the Loans on the basis provided for in the definition of Adjusted LIBOR Rate, Agent shall on such date give notice (by telefacsimile or by telephone confirmed in writing) to Borrower and each Lender of such determination, whereupon (i) such Loan may not be made as, or converted to, a LIBOR Rate Loan until such time as Agent notifies Borrower, the Revolving Lenders, and the Term A Lenders that the circumstances giving rise to such notice no longer exist and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Borrower with respect to a Loan (except Term Loan B) in respect of which such determination was made shall be deemed to be rescinded by Borrower.

                  (c) ILLEGALITY OR IMPRACTICABILITY OF LIBOR RATE LOAN. In the event that on any date any Revolving Lender or Term A Lender shall have determined (which determination shall be final and conclusive and binding upon all parties hereto) that the making, maintaining or continuation of its LIBOR Rate Loan (i) has become unlawful as a result of compliance by such Revolving Lender or Term A Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Revolving Lender or Term A Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the London interbank market or the position of such Revolving Lender or Term A Lender in that market, then, and in any such event, such Lender shall be an "AFFECTED LENDER" and it shall on that day give notice (by telefacsimile or by telephone confirmed in writing) to Borrower of such determination (which notice Agent shall promptly transmit to each other Revolving Lender and Term A Lender). Thereafter (a) the obligation of the Affected Lender to make Revolving Loans as, or to convert the Revolving Loan or Term Loan A to, a LIBOR Rate Loan shall be suspended until such notice shall be withdrawn by Agent, (b) to the extent such determination by the Affected Lender relates to a LIBOR Rate Loan then being requested by Borrower pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make a Loan as (or convert a Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding LIBOR Rate Loan (the "AFFECTED LOAN") shall be terminated at the earlier to occur of the expiration of the Interest Period then in effect with respect to the Affected Loan or when required by law, and (d) the Affected Loan shall automatically convert into a Base Rate Loan on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected Lender as described above relates to a LIBOR Rate Loan then being requested by Borrower pursuant to a Notice of Borrowing or a Notice of

Conversion/Continuation, Borrower shall have the option, subject to the provisions of SECTION 2.7(D), to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Revolving Lenders or Term A Lenders by giving notice (by telefacsimile or by telephone confirmed in writing) to the Affected Lender of such rescission on the date on which Agent gives notice of its determination as described above (which notice of rescission Agent shall promptly transmit to each other Revolving Lender or Term A Lender).

                  (d) COMPENSATION FOR BREAKAGE OR NON-COMMENCEMENT OF INTEREST PERIODS. Borrower shall compensate Agent, for the benefit of itself and the applicable Revolving Lender or Term A Lender, upon written request by Agent (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including any interest paid by Agent to lenders of funds borrowed by it to make or carry its LIBOR Rate Loan and any loss, expense or liability sustained by Agent or any Revolving Lender or Term A Lender in connection with the liquidation or re-employment of such funds) which Agent or such Lender may sustain: (i) if for any reason (other than a default by Agent or such Lender) a borrowing of a LIBOR Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of a LIBOR Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment or other principal payment or any conversion of a LIBOR Rate Loan occurs on a date prior to the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of its LIBOR Rate Loan is not made on any date specified in a notice of prepayment given by Borrower, or (iv) as a consequence of any other default by Borrower in the repayment of their LIBOR Rate Loan when required by the terms of this Agreement.

                  (e) BOOKING OF LIBOR RATE LOAN. Any Revolving Lender or Term A Lender may make, carry or transfer the LIBOR Rate Loan at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender, but in any such event without discharging such Lender from its obligations to make Revolving Loans and subject to and in accordance with the provisions this Agreement.

                  (f) ASSUMPTIONS CONCERNING FUNDING OF LIBOR RATE LOAN. Calculation of all amounts payable to a Revolving Lender or Term A Lender under this SECTION 2.7 and under SECTION 2.8(A) shall be made as though such Lender had actually funded its LIBOR Rate Loan through the purchase of a LIBOR deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Adjusted LIBOR Rate in an amount equal to the amount of the LIBOR Rate Loan and having a maturity comparable to the relevant Interest Period and through the transfer of such LIBOR deposit from an offshore office of such Lender to a domestic office of such Lender in the United States of America; provided, however, that such Lender may fund its LIBOR Rate Loan in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this SECTION 2.7 and under SECTION 2.8(A).

                  (g) LIBOR RATE LOAN AFTER DEFAULT. After the occurrence of and during the continuation of a Default or an Event of Default, (i) Borrower may not elect to have a Loan be made or maintained as, or converted to, a LIBOR Rate Loan after the expiration of any Interest Period then in effect for the Loans and (ii) subject to the provisions of SECTION 2.7(D), any Notice of Borrowing or

Notice of Conversion/Continuation given by Borrower with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Borrower.

         2.8 INCREASED COSTS, TAXES; CAPITAL ADEQUACY.

                  (a) COMPENSATION FOR INCREASED COSTS AND TAXES. Subject to the provisions of SECTION 2.8(B) (which shall be controlling with respect to the matters covered thereby), in the event that any Revolving Lender or Term A Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the Closing Date, or compliance by such Revolving Lender or Term A Lender with any guideline, request or directive issued or made after the Closing Date by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

                           (i) subjects such Revolving Lender or Term A Lender
(or its applicable lending office) to any additional Tax (other than any Tax on the overall net income of such Lender) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

                           (ii) imposes, modifies or holds applicable any
reserve (including any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Revolving Lender or Term A Lender (other than any such reserve or other requirements with respect to a LIBOR Rate Loan that are reflected in the definition of Adjusted LIBOR Rate); or
(iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Revolving Lender or Term A Lender (or its applicable lending office) or its obligations hereunder or the London interbank market;

and the result of any of the foregoing is to increase the cost to such Revolving Lender or Term A Lender of agreeing to make, making or maintaining the Revolving Loans or the Term Loan A hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, Borrower shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender in its sole discretion shall determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder; PROVIDED, HOWEVER, that for purposes of this sentence, the final U.S. Treasury regulations that were issued October 6, 1997 and subsequently amended with respect to the withholding of United States federal income tax (the "NEW WITHHOLDING REGULATIONS") shall not be considered to constitute any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court of governmental authority, in each case that becomes effective after the date hereof. Such Revolving Lender or Term A Lender shall deliver to Borrower a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this SECTION 2.8(A), which statement shall be conclusive and binding upon all parties hereto absent manifest error.

                  (b) WITHHOLDING OF TAXES. All sums payable by Borrower under this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of any Lender) imposed, levied, collected, withheld or assessed by or within the United States of America or any political subdivision in or of the United States of America or any other jurisdiction from or to which a payment is made by or on behalf of Borrower or by any federation or organization of which the United States of America or any such jurisdiction is a member at the time of payment. If Borrower pays an additional amount pursuant to SECTION 2.8(A) or (B) with respect to Taxes imposed on any payments made to or on behalf of Agent or any Revolving Lender or Term A Lender (including any Lender that is an assignee or transferee of an interest under this Agreement pursuant to SECTION 8.1) and such Lender determines in its good faith discretion that it has actually received or realized in connection therewith any refund of Tax, or any reduction of, or credit against, its Tax liabilities (a "Tax Benefit"), such Lender shall pay to Borrower an amount that such Lender shall, in its good faith discretion, determine is equal to the net benefit, after tax, which was obtained by such Lender as a consequence of such refund, reduction or credit; provided, however, that (i) such Lender may determine, in its good faith discretion consistent with the policies of such Lender, whether to seek a Tax Benefit and (ii) nothing in this SECTION 2.8(B) shall require such Lender to disclose any confidential information to Borrower (including its tax returns).

                  (c) TAX FORMS. Each Lender represents that as of the date hereof, all payments to be made to it by Borrower pursuant to this Agreement and the other Loan Documents will be totally exempt from the withholding of United States federal tax. Each Lender agrees to deliver to Borrower on or prior to the date hereof, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to SECTION 8.1 on the date of such assignment or transfer to such Lender, the appropriate Internal Revenue Service forms or certificates that establish such Lender's entitlement to a complete exemption from the withholding of United States federal tax with respect to payments to be made pursuant to this Agreement and the other Loan Documents. In addition, each Lender (including any Lender that is an assignee or transferee of an interest under this Agreement pursuant to SECTION 8.1) agrees that (i) from time to time after the date hereof, when a lapse in time or change in circumstance renders the previous Internal Revenue Service forms or certificates obsolete or inaccurate in any material respect, or (ii) upon Borrower's reasonable request after the occurrence of any other event requiring the delivery of an Internal Revenue Service form or certificate in addition to or in replacement of the forms or certificates previously delivered, it will deliver to Borrower such Internal Revenue Service forms or certificates as may be required in order to confirm or establish such Lender's entitlement to a continued exemption from the withholding of United States federal tax with respect to payments to be made under this Agreement and the other Loan Documents. Notwithstanding anything to the contrary contained in SECTION 2.8(b), but subject to SECTION 2.8(A), Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from amounts payable hereunder for the account of any Lender (including any Lender that is an assignee or transferee of any interest under this Agreement pursuant to SECTION 8.1) and Borrower shall not be obligated pursuant to SECTION 2.8(B) to gross-up payments to be made to such Lender in respect of such Taxes to the extent that such Lender has not provided to Borrower the appropriate Internal Revenue Service forms or certificates that establish a complete exemption from such deduction or withholding.

                  (d) CAPITAL ADEQUACY ADJUSTMENT. If any Revolving Lender or Term A Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the date hereof of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Revolving Lender or Term A Lender as a consequence of, or with reference to, such Lender's Loan or other obligations hereunder with respect to the Loan to a level below that which such Revolving Lender or Term A Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then from time to time, within five Business Days after receipt by Borrower from such Revolving Lender or Term A Lender of the statement referred to in the next sentence, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Revolving Lender or Term A Lender shall deliver to Borrower a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

         2.9 GUARANTIES OF AND SECURITY FOR THE OBLIGATIONS.

                  (a) BORROWER AND ITS SUBSIDIARIES. (i) Subsidiary Guarantors shall guaranty the Obligations of Borrower pursuant to the Subsidiary Guaranty and (ii) to secure the full performance of the Obligations (a) Borrower shall grant to Agent a duly perfected first priority Lien on all of the issued and outstanding capital stock of Holdings, (b) Holdings shall grant to Agent a duly perfected first priority Lien on all of the issued and outstanding capital stock and other equity interests in the Subsidiaries (except for the Inactive Subsidiaries) and (c) Borrower and Subsidiary Guarantors shall grant to Agent a duly perfected first priority Lien on all real, personal and mixed Collateral of Borrower and Subsidiary Guarantors, now owned or hereafter acquired, which Agent



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

may request. Borrower and Subsidiary Guarantors shall execute and deliver any and all Security Documents including, without limitation, the Borrower Pledge Agreement, the Borrower Security Agreement, the Holdings Pledge Agreement, financing statements, termination statements, collateral search reports, title reports, title insurance, landlord waivers and consents, trademark documentation, opinions of counsel and such other perfection documents, instruments, information and materials with respect to the Collateral and Pledged Collateral as Agent may reasonably request. All of the foregoing shall be in form and substance reasonably satisfactory to Agent.

                  (b) FURTHER ASSURANCES; ADDITIONAL SECURITY. Borrower shall, and shall cause each other Loan Party (whether now or hereafter acquired or existing) to, from time to time, execute and deliver to Agent such additional Security Documents, statements, documents, agreements and reports as it may from time to time reasonably request to evidence, perfect or otherwise implement or assure the security for repayment of the Obligations; PROVIDED, that no Loan Party shall be required to provide a different type of Collateral from that contemplated by the Security Documents to which it was a party as of September 7, 1999; PROVIDED, HOWEVER, that Borrower and each Loan Party specifically agree, for purposes of this SECTION 2.9(B) that (i) the addition of SECTION 2.10 hereof and the implementation of a cash management system does not constitute a different type of Collateral, and (ii) the enactment of Revised Article 9 of the UCC and the revised types of collateral therein do not constitute a different type of Collateral. All reinsurance policies shall include direct access agreements reasonably acceptable to Agent.

         2.10 CASH MANAGEMENT; LOCK BOXES; BLOCKED ACCOUNT AGREEMENTS. Each Loan Party shall, and shall cause its Subsidiaries to, establish and maintain the Cash Management Systems described below:

                  (a) Until the payment in full of all Obligations and the termination of all of the Commitments hereunder, each Loan Party shall (i) maintain lock boxes ("LOCK BOXES") or blocked accounts ("BLOCKED ACCOUNTS") at one or more of the banks set forth in SCHEDULE 2.10, and shall request in writing and otherwise ensure that all Account Debtors forward payment directly to such Lock Boxes, and (ii) deposit and cause its Subsidiaries to deposit or cause to be deposited promptly, and in any event no later than the first Business Day after the date of receipt thereof, all cash, checks, drafts or other similar items of payment relating to or constituting payments made in respect of any and all Collateral (whether or not otherwise delivered to a Lock
Box) into one or more Blocked Accounts in such Loan Party's name and at a bank identified in SCHEDULE 2.10 (each, a "RELATIONSHIP BANK"). The Borrower shall maintain a concentration account in its name (each a "CONCENTRATION ACCOUNT" and collectively, the "CONCENTRATION ACCOUNTS") at the bank or banks that shall be designated as the Concentration Account bank for each such Loan Party in
SCHEDULE 2.10 (each a "CONCENTRATION ACCOUNT BANK" and collectively, the "CONCENTRATION ACCOUNT BANKS"), which banks shall be reasonably satisfactory to Agent.

                  (b) Each Loan Party may maintain, in its name, an account (each a "DISBURSEMENT ACCOUNT" and collectively, the "DISBURSEMENT ACCOUNTS") at a bank reasonably acceptable to Agent into which Agent shall, from time to time, deposit proceeds of Revolving Advances made to the Borrower pursuant to SECTION
2.1 for use by such Borrower solely in accordance with the provisions of SECTION 2.6.

                  (c) Each Concentration Account Bank, each bank where a Disbursement Account is maintained and all other Relationship Banks, shall have entered into tri-party blocked account agreements with Agent and the applicable Loan Party thereof, as applicable, in form and substance reasonably acceptable to Agent. Each such blocked account agreement shall provide, among other things, that (i) all items of payment deposited in such account and proceeds thereof deposited in the applicable Concentration Account are held by such bank as agent or bailee-in-possession for Agent, (ii) the bank executing such agreement has no rights of setoff or recoupment or any other claim against such account, as the case may be, other than for payment of its service fees and other charges directly related to the administration of such account and for returned checks or other items of payment, and (iii) (A) with respect to banks at which a Blocked Account is maintained, such bank agrees, from and after the receipt of a notice (an "ACTIVATION NOTICE") from Agent on the Closing Date (the "ACTIVATION EVENT"), to forward immediately all amounts in each Blocked Account to such Borrower's Concentration Account Bank and to commence the process of daily sweeps from such Blocked Account into the applicable Concentration Account and
(B) with respect to each Concentration Account Bank, such bank agrees from and after the Closing Date, to immediately forward all amounts received in the applicable Concentration Account to the Agent's collection account through daily sweeps from such Concentration Account into the Agent's collection account. From and after the Closing Date, no Loan Party shall, or shall cause or permit any Subsidiary thereof to, accumulate or maintain cash in Disbursement Accounts or payroll accounts as of any date of determination in excess of checks outstanding against such accounts as of that date and amounts necessary to meet minimum balance requirements. The Borrower and each Loan Party expressly agree that on the Closing Date, Agent shall be entitled to issue the Activation Notice.

                  (d) The Loan Parties may amend SCHEDULE 2.10 to add or replace a Relationship Bank, Lock Box or Blocked Account or to replace any Concentration Account or any Disbursement Account; PROVIDED, that (i) Agent shall have consented in writing in advance to the opening of such account or Lock Box with the relevant bank and (ii) prior to the time of the opening of such account or Lock Box, the applicable Loan Party or its Subsidiaries, as applicable, and such bank shall have executed and delivered to Agent a tri-party blocked account agreement, in form and substance reasonably satisfactory to Agent. The Loan Parties shall close any of their accounts (and establish replacement accounts in accordance with the foregoing sentence) promptly and in any event within 30 days following notice from Agent that the creditworthiness of any bank holding an account is no longer acceptable in Agent's reasonable judgment, or as promptly as practicable and in any event within 60 days following notice from Agent that the operating performance, funds transfer or availability procedures or performance with respect to accounts or Lock Boxes of the bank holding such accounts or Agent's liability under any tri-party blocked account agreement with such bank is no longer acceptable in Agent's reasonable judgment.

                  (e) The Lock Boxes, Blocked Accounts, Disbursement Accounts and the Concentration Accounts shall be cash collateral accounts, with all cash, checks and other similar items of payment in such accounts securing payment of the Loans and all other Obligations, and in which each Loan Party thereof shall have granted a Lien to Agent, pursuant to the Security Agreement.

                  (f) Borrower and the Loan Parties agree that all amounts deposited in the Agent's collection account shall be deemed received by Agent in accordance with SECTION 2.4(J) and shall be applied (and allocated) by Agent in accordance with SECTION 2.4(J). In no event shall any amount be so applied unless and until such amount shall have been good collected funds swept to the Agent's collection account.

                  (g) Each Loan Party shall and shall cause its Affiliates, officers, employees, agents, directors or other Persons acting for or in concert with such Loan Party (each a "RELATED PERSON") to (i) hold in trust for Agent, for the benefit of itself and Lenders, all checks, cash and other items of payment received by such Loan Party or any such Related Person, and (ii) within 1 Business Day after receipt by such Loan Party or any such Related Person of any checks, cash or other items of payment, deposit the same into a Blocked Account of such Loan Party. Each Loan Party and each Related Person thereof acknowledges and agrees that all cash, checks or other items of payment constituting proceeds of Collateral are part of the Collateral. All proceeds of the sale or other disposition of any Collateral, shall be deposited directly into the applicable Blocked Accounts. The accounts set forth on SCHEDULE 2.10 (except for the Designated Account) are all of such accounts maintained by any Loan Party as of the date hereof.

         2.11 FEES. Borrower shall pay the following fees, and issue to GECC the following warrants, in connection with this Agreement:

                  (a) REVOLVING LOAN COMMITMENT FEE. Borrower shall pay to Agent for the account of each Revolving Lender with a Revolving Commitment, on a pro-rata basis, a fee equal to $150,000, such fee to be fully earned on the Closing Date, and payable in cash upon the earlier to occur of (x) March 31, 2002 and (y) the Stated Maturity Date.

                  (b) FEE WARRANTS. Concurrently with any amendment to this Agreement increasing the aggregate funded amount of Term Loan B to $4,000,000 (the "FUNDING THRESHOLD") or, in the alternative, when the aggregate funded amount of Term Loan B, together with any one or more equity Issuances after the date hereof and before September 28, 2001, totals $4,000,000, Borrower shall be entitled to cancel the Forbearance Warrant and the Amendment Warrant and issue to GECC a single replacement warrant which may be exercised for a number of shares up to four percent (4%) of the number of shares of Borrower's common stock issued and outstanding as of such date, which replacement warrant shall be exercisable by GECC at any time thereafter for $0.01 per share, subject to adjustment as provided therein, and upon terms and conditions substantially similar to the Forbearance Warrant and the Amendment Warrant; PROVIDED, HOWEVER, that if the Funding Threshold has not been met by September 28, 2001, Borrower shall be entitled to reduce the percentage of Borrower's common stock for which the Forbearance Warrant and the Amendment Warrant would then become exercisable, which together totals 19.99% (the "WARRANT PERCENTAGE") of Borrowers common stock issued and outstanding as of July 6, 2001, by an amount equal to 0.39975% for every $100,000 of the aggregate principal amount of the funded Term Loan B (together with any one or more other equity Issuances), which reduction shall be calculated on September 28, 2001 but shall not result in reduction of the Warrant Percentage below four percent (4%), by canceling the Forbearance Warrant and the Amendment Warrant and issuing a single replacement warrant which may be exercised for a number of shares equal to (X) the reduced amount of the Warrant Percentage, times (Y) the number of shares of Borrower's common stock issued and outstanding as of September 28, 2001, which replacement warrant shall be exercisable by GECC at any time thereafter for $0.01 per share, subject to adjustment as provided therein, and upon terms and conditions substantially similar to the Forbearance Warrant and the Amendment Warrant.

                                  SECTION III.

                             CONDITIONS TO THE LOANS

         The obligations of the Lenders to make the Loans hereunder (including, without limitation, Revolving Loans and Term Loan B) are subject to the satisfaction of the following conditions.

         3.1 CONDITIONS TO EFFECTIVENESS.

         The Agreement shall become effective only upon, and the obligation of the Lenders to make the Loans, are subject to, prior or concurrent satisfaction of the following conditions on or before the Closing Date:

                  (a) LOAN DOCUMENTS. Borrower shall, and shall cause each Subsidiary Guarantor to, duly execute and deliver to Agent the following Loan Documents, dated as of the Closing Date:

                           (i) this Agreement, together with updated schedules
that are true, accurate and complete as of the Closing Date;

                           (ii) the Revolving Note;

                           (iii) the Term A Note;

                           (iv) the Term B Notes;

                           (v) the Reaffirmation Agreement;

                           (vi) the Term B Note Purchase Agreement and related
documents thereto;

                           (vii) UCC-3 amendments requiring the applicable
debtor's signature; and

                           (viii) such other documents as Agent may reasonably
request.

                  (b) BORROWER AND SUBSIDIARY GUARANTOR DOCUMENTS. Borrower shall, and shall cause each Subsidiary Guarantor to, deliver to Agent the following with respect to Borrower or such Subsidiary Guarantor, as the case may be, each, unless otherwise noted, dated as of the Closing Date:

                           (i) Resolutions of the board of directors of such
Person approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Closing Date by the corporate secretary or an assistant secretary of such Person as being in full force and effect without modification or amendment;

                           (ii) Signature and incumbency certificates of the
officers of such Person executing the Loan Documents to which it is a party;

                  (c) SECURITY INTERESTS IN PERSONAL PROPERTY. To the extent not previously delivered to Agent, Agent shall have received evidence satisfactory to it that Borrower and Subsidiary Guarantors shall have taken or caused to be taken all such actions, executed and delivered or caused to be executed and delivered all such agreements, documents and instruments, and made or caused to be made all such filings and recordings (other than the filing or recording of items described in clauses (ii) and (iii) below) that may be necessary or, in the opinion of Agent, desirable in order to create in favor of Agent a valid and (upon such filing and recording) perfected security interest in (i) the entire personal property Collateral of Borrower and Subsidiary Guarantors and (ii) the Pledged Collateral.

                  (d) FINANCIAL STATEMENTS AND PROJECTIONS. On or before the Closing Date, Agent shall have received satisfactory financial projections for fiscal years 2001 and 2002 and consolidated financial statements of the Borrower and its Subsidiaries for the 6 months ended June 30, 2001, certified as true and correct pursuant to an Officer's Certificate of the Borrower.

                  (e) OFFICER'S CERTIFICATE. As of the Closing Date, (i) no event which would constitute a Default or an Event of Default shall have occurred and be continuing, (ii) the representations and warranties in SECTION 4 hereof shall be true, correct and complete in all material respects on and as of the Closing Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations or warranties shall have been true, correct and complete in all material respects as of such date, and
(iii) each Loan Party shall have delivered to Agent an Officer's Certificate to such effect, in form and substance satisfactory to Agent.

                  (f) INSURANCE CERTIFICATE. Borrower shall have delivered to Agent a certificate of insurance pursuant to SECTION 4.17.

                  (g) OPINIONS OF COUNSEL. Agent and its counsel shall have received originally executed copies of one or more favorable written opinions, dated as of the Closing Date, of Akerman, Senterfitt & Eidson, P.A. in form and substance reasonably satisfactory to Agent and its counsel.

                  (h) COMPLETION OF PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and its counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

                  (i) PAYMENT OF FEES. Borrower and the Loan Parties shall have paid all fees in connection with this Agreement and the transactions contemplated thereby, including fees of counsel to the Agent.

         3.2 CONDITIONS SUBSEQUENT.

         As a condition subsequent to the Closing Date, Borrower shall, and shall cause each Subsidiary Guarantor to, perform the following (the failure to so perform or cause to be performed constituting an Event of Default):

                  (a) INACTIVE SUBSIDIARIES. On or before August 20, 2001, Agent shall have received evidence that all documents of dissolution with respect to the Inactive Subsidiaries have been duly prepared and otherwise either have been filed, or are in form ready for filing, with the appropriate governmental authority or agency.

                  (b) LANDLORD CONSENT. Within ten (10) days of the Closing Date, Borrower shall deliver to Agent a Landlord Consent for 200 East Broward Blvd., Ste 2100, Ft. Lauderdale, Florida and 120 Floral Avenue, New Providence, New Jersey;

         3.3 CONDITIONS TO EFFECTIVENESS OF ALL LOANS.

         The obligation of Lenders to make any Loan on any Funding Date is subject to the following conditions precedent:

                  (a) Agent shall have received before such Funding Date, in accordance with the provisions of SECTION 2.1(D), an originally executed Notice of Borrowing, in each case signed by any executive officer of Borrower.

                  (b) As of such Funding Date:

                           (i) The representations and warranties contained
herein and in the other Loan Documents shall be true, correct and complete on and as of such Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true, correct and complete on and as of such earlier date;

                           (ii) No event shall have occurred and be continuing
or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute a Default or Event of Default;

                           (iii) Each Loan Party shall have performed all
agreements and satisfied all conditions which this Agreement provides shall be performed or satisfied by it on or before such Funding Date;

                           (iv) No order, judgment or decree of any court,
arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it on such Funding Date;

                           (v) The making of the Loans requested on such Funding
Date shall not violate any law including Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

                           (vi) No injunction or other restraining order shall
have been issued and no hearing to cause an injunction or other restraining order to be issued shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated by this Agreement or the making of Loans hereunder.

         3.4 CONDITIONS TO LETTERS OF CREDIT.

         On the date of incurrence of any Letter of Credit Obligations, all conditions precedent described in SECTION 3.3(B) shall be satisfied to the same extent as if the Obligations of such Letter of Credit Obligations were the making of a Loan and the date of incurrence of such Letter of Credit was a Funding Date.

                                  SECTION IV.

                    BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce Agent and the Lender Group to enter into this Agreement and to make the Loans, Borrower, on behalf of itself and each other Loan Party, as applicable, represents and warrants to Agent and the Lender Group that, on the Closing Date the following statements are true, correct and complete:

         4.1 ORGANIZATION, POWERS, QUALIFICATION, GOOD STANDING, BUSINESS AND SUBSIDIARIES.

                  (a) ORGANIZATION AND POWERS. Each Loan Party is a corporation, partnership, limited liability company or trust, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization as specified in SCHEDULE 4.1(D) annexed hereto. Each Loan Party has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents and the Related Documents to which it is a party and to carry out the transactions contemplated thereby.

                  (b) QUALIFICATION AND GOOD STANDING. Each of Borrower and each Subsidiary Guarantor (except for Queens Cable Contractors, Inc., a New Jersey Corporation) is qualified to do business and in good standing in every jurisdiction where its assets are located and wherever necessary to carry out its business and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and will not have a Material Adverse Effect.

                  (c) CONDUCT OF BUSINESS. Borrower and the Subsidiary Guarantors are engaged only in the businesses permitted to be engaged in pursuant to SECTION 6.13 and are conducting their business in accordance with the provisions of SECTION 6.13. Each of Borrower and each Subsidiary Guarantor holds all licenses, permits, franchises, certificates of authority, or any waivers of the foregoing that are necessary to permit them to conduct their respective businesses as now conducted and to hold and operate their respective properties except as could not reasonably be expected to have a Material Adverse Effect. All such licenses, permits, franchises, certificates of authority, and waivers are valid and in full force and effect.

                  (d) SUBSIDIARIES. All of the Subsidiaries of Borrower as of the date hereof are identified in SCHEDULE 4.1(D) annexed hereto. The capital stock of each of the Subsidiaries of Borrower identified in SCHEDULE 4.1(D) annexed hereto is duly authorized, validly issued, fully paid and nonassessable and none of such capital stock constitutes Margin Stock. SCHEDULE 4.1(D) annexed hereto correctly sets forth, as of the date hereof, the ownership interest of Borrower and each of its Subsidiaries in each of the Subsidiaries of Borrower identified therein.

                  (e) Intentionally Omitted.

                  (f) COLLATERAL MATTERS. Other than as may be supplemented by written notices delivered to Agent pursuant to the Pledge Agreements and the Security Agreements:

                           (i) the chief executive office and principal place of
business of each Loan Party is as set forth in Part One of SCHEDULE 4.1(F) annexed hereto;

                           (ii) the office where each Loan Party keeps its
records concerning Accounts (as defined in the Security Agreements) and all originals of all chattel paper which evidence any Accounts are located at the addresses specified for such Loan Party in Part Two of SCHEDULE 4.1(F) annexed hereto;



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


                           (iii) the location where each Loan Party keeps any
Inventory (as defined in the Security Agreements) is set forth according to the applicable Loan Party in Part Three of SCHEDULE 4.1(F) annexed hereto;

                           (iv) the location where each Loan Party keeps any
Equipment (as defined in the Security Agreements) is set forth according to the applicable Loan Party in Part Four of SCHEDULE 4.1(F) annexed hereto;

                           (v) other than as set forth in Part Five of SCHEDULE
4.1(F) annexed hereto, no Loan Party does any business under any fictitious business names or tradenames or has done business under any fictitious business names or tradenames during past the five years.

         4.2 AUTHORIZATION OF BORROWING, ETC.

                  (a) AUTHORIZATION OF BORROWING. The execution, delivery and performance of the Loan Documents and the Related Documents have been duly authorized by all necessary action on the part of each Loan Party that is a party thereto.

                  (b) NO CONFLICT. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Documents and the consummation of the transactions contemplated thereby do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws or other organizational documents of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party, except as disclosed on SCHEDULE 4.6 hereto, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under any of the Loan Documents in favor of Agent), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Loan Party, except for such approvals or consents which have already been obtained that on or before the date hereof, such consents to be obtained shall be disclosed in writing to Agent.

                  (c) GOVERNMENTAL CONSENTS. The execution, delivery and performance by Loan Parties of the Loan Documents and the Related Documents and the consummation of the transactions contemplated thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  (d) BINDING OBLIGATION. Each of the Loan Documents and the Related Documents has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.



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


         4.3 FINANCIAL CONDITION.

         Borrower has heretofore delivered to Agent, the projections and financial statements described in SECTION 3.1(D). Except as set forth in
SCHEDULE 4.3 annexed hereto, all such statements were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated and, where applicable, consolidating basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated and, where applicable, consolidating basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments. Borrower and its Subsidiaries do not (and will not following the funding of any Loan hereunder) have any Contingent Obligation, contingent liability or liability for Taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the foregoing financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets, condition (financial or otherwise) or prospects of Borrower or any of its Subsidiaries.

         4.4 NO MATERIAL ADVERSE CHANGE; NO RESTRICTED JUNIOR PAYMENTS.

         Except as set forth in SCHEDULE 4.4 annexed hereto, since July 5, 2001, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Since July 5, 2001, neither Borrower nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Junior Payment or agreed to do so.

         4.5 TITLE TO PROPERTIES; LIENS; REAL PROPERTY.

                  (a) TITLE TO PROPERTIES; LIENS. The Loan Parties have (i) good, sufficient and legal title to (in the case of fee interests in real property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), or (iii) good title to (in the case of all other personal property), all of their respective properties and assets reflected in the financial statements referred to in SECTION 4.3 or in the most recent financial statements delivered pursuant to SECTION 5.1, in each case except for assets disposed of since the date of such financial statements in the ordinary course of business or as otherwise permitted under SECTION 6.8 and except as could not reasonably be expected to have a Material Adverse Effect. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

                  (b) REAL PROPERTY. As of the date hereof, (i) no Loan Party owns any real property except as set forth on SCHEDULE 4.5(B)(1) and subject to a Mortgage in favor of Agent, and (ii) SCHEDULE 4.5(B)(2) annexed hereto contains a true, accurate and complete list of all Material Leasehold Properties of any Loan Party, regardless of whether such Loan Party is the landlord or tenant (whether directly or as an assignee or successor in interest) under such lease, sublease or assignment. Except as specified in SCHEDULE 4.5(B)(2) annexed hereto, each agreement listed in clause (ii) of the immediately preceding sentence is in full force and effect and Borrower does not have knowledge of any default that has occurred and is continuing thereunder, and each such agreement


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


constitutes the legally valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

         4.6 LITIGATION; ADVERSE FACTS.

         Except as set forth on SCHEDULE 4.6, there are no actions, suits, proceedings, arbitrations or governmental investigations (whether or not purportedly on behalf of any Loan Party) at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign (including any Environmental Claims) that are pending or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any property of any Loan Party and that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No Loan Party is in violation of any applicable laws (including any Environmental Laws) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

         4.7 PAYMENT OF TAXES.

         Except to the extent permitted by SECTION 5.3, all tax returns and reports of each Loan Party required to be filed by any of them have been timely filed, and all Taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon each Loan Party and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. No Loan Party knows of any proposed Tax assessment against any Loan Party which is not being actively contested by such Loan Party in good faith and by appropriate proceedings; provided, that such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor.

         4.8 PERFORMANCE OF AGREEMENTS; MATERIALLY ADVERSE AGREEMENTS; MATERIAL CONTRACTS.

                  (a) No Loan Party is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

                  (b) No Loan Party is a party to or is otherwise subject to any agreements or instruments or any charter or other internal restrictions that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

                  (c) SCHEDULE 4.8 contains a true, correct and complete list of all the Material Contracts in effect on the date hereof. Except as described on
SCHEDULE 4.8, all such Material Contracts are in full force and effect and no material defaults currently exist thereunder.

         4.9 GOVERNMENTAL REGULATION.

         No Loan Party is subject to regulation under the Public Utility Holding Borrower Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Borrower Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable.

         4.10 SECURITIES ACTIVITIES.

                  (a) No Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

                  (b) Not more than twenty five percent (25%) of the value of the assets (either of Borrower only or of Borrower and its Subsidiaries on a consolidated basis) subject to the provisions of SECTIONS 6.2 or 6.8 or subject to any restriction contained in any agreement or instrument, between Borrower and Agent or any Affiliate of Agent, relating to Indebtedness and within the scope of SECTION 7.2, will be Margin Stock.

         4.11 EMPLOYEE BENEFIT PLANS.

                  (a) Each Loan Party is in compliance with all applicable provisions and requirements of ERISA and the regulations and published interpretations thereunder with respect to each Employee Benefit Plan, and have performed all their obligations under each Employee Benefit Plan. Each Employee Benefit Plan (other than a Multiemployer Plan) which is intended to qualify under SECTION 401(A) of the Internal Revenue Code is so qualified.

                  (b) No ERISA Event has occurred or is reasonably expected to occur that could reasonably be expected to have a Material Adverse Effect.

                  (c) Except to the extent required under SECTION 4980B of the Internal Revenue Code, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party.

                  (d) As of the most recent valuation date for any Pension Plan, the amount of benefit liabilities (as defined in SECTION 4001(A)(16) of ERISA and determined using the actuarial assumptions set forth in the most recent actuarial report pertaining to such Pension Plan), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any



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


Pension Plans with respect to which assets exceed benefit liabilities), does not exceed the fair market value of the assets of such Pension Plans by more than $50,000.

                  (e) To the knowledge of Borrower, after due inquiry, the potential liability of Borrower, its Subsidiaries and their respective ERISA Affiliates for a complete withdrawal from each Multiemployer Plan (within the meaning of SECTION 4203 of ERISA), when aggregated with such potential liability for a complete withdrawal from all Multiemployer Plans, does not exceed $50,000.

         4.12 CERTAIN FEES.

         Except as set forth on SCHEDULE 4.12, no broker's or finder's fee or commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and Borrower hereby indemnifies Agent against, and agrees that it will hold Agent harmless from. any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

         4.13 EMPLOYEE MATTERS.

         There is no strike or work stoppage in existence or threatened involving any Loan Party that could reasonably be expected to have a Material Adverse Effect.

         4.14 SOLVENCY.

         No transfer of property is being made by Borrower or any other Loan Party and no obligation is being incurred by Borrower or any other Loan Party in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower or any other Loan Party, or to leave such Borrower or other Loan Party with unreasonably small capital with which to conduct its present or proposed business.

         4.15 MATTERS RELATING TO COLLATERAL.

                  (a) CREATION, PERFECTION AND PRIORITY OF LIENS. The execution and delivery of the Security Documents by Loan Parties prior to the date hereof, together with the amendments and confirmations entered into on the date hereof, and the UCC financing statements previously filed, naming each Loan Party as "debtor" and GECC as "secured party" and describing the Collateral (as defined in the Security Agreements), constitute, to the extent a security interest in such Collateral may be perfected by filing UCC financing statements, valid and perfected security interests therein subject to no Liens (other than Permitted Encumbrances) and prior to all other Liens. The security interests in such Collateral granted to Agent and constituting Intellectual Property both prior to and after the date hereof will constitute valid first-priority security interests therein subject to no Liens (other than Permitted Encumbrances) and prior to all other Liens. The Pledge Agreements create in favor of Agent a valid


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


perfected security interest in such Pledged Collateral as security for the Secured Obligations (as such term is defined in the Pledge Agreements), to the extent contemplated by the Security Documents subject to no equal or prior security interests and prior to all other Liens. Upon the Agent's taking, or previously having taken, possession of the certificates evidencing that portion of the Pledged Collateral consisting of Holdings' and the Subsidiaries' stock certificates, duly endorsed by the applicable Pledgor (as defined in the Pledge Agreement), the security interest in such Pledged Collateral will be a first-priority security interest, subject to no equal or prior security interest and prior to all other Liens. As of the date hereof, any security interest previously, contemporaneously, or hereafter granted to GECC shall be deemed automatically, without any action by Borrower, any other Loan Party, Agent or any member of the Lender Group, to constitute a security interest granted to Agent for the benefit of the Lender Group hereunder. Agent may, but shall have no obligation, to file UCC amendments in the applicable jurisdiction reflecting the agency status of Agent to any UCC financing statement previously filed by GECC in connection with the Original Credit Agreement or the First Amended Credit Agreement.

                  (b) GOVERNMENTAL AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Loan Party of the Liens purported to be created in favor of Agent pursuant to any of the Security Documents or (ii) the exercise by Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created pursuant to any of the Security Documents or created or provided for by applicable law), except for filings or recordings contemplated by SECTIONS 2.9(B) and 4.15(A) and except as may be required, in connection with the disposition of any Pledged Collateral, by laws generally affecting the offering and sale of Securities.

                  (c) ABSENCE OF FILINGS. No effective UCC financing statement, fixture filing or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

                  (d) MARGIN REGULATIONS. The pledge of the Pledged Collateral pursuant to the Security Documents does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

                  (e) INFORMATION REGARDING COLLATERAL. All information supplied to Agent by or on behalf of any Loan Party with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects.

         4.16 DISCLOSURE.

         No representation or warranty of any Loan Party contained in any Loan Document or Related Document or in any other document, certificate or written statement furnished to Agent by or on behalf of such Loan Party for use in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact (known to such Loan Party, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith


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


estimates and assumptions believed by each Loan Party to be reasonable at the time made, it being recognized by Agent that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There are no facts known (or which should upon the reasonable exercise of diligence be known) to any Loan Party (other than matters of a general economic nature) that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect and that have not been disclosed herein or in such other documents, certificates and statements furnished to Agent for use in connection with the transactions contemplated hereby.

         4.17 INSURANCE.

         Each Loan Party maintains, with, to its knowledge, financially sound and reputable insurers, insurance with respect to its properties and business and the properties and business of its Subsidiaries, against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar business of such types and in such amounts as are customarily carried under similar circumstances by such other corporations. Attached as SCHEDULE 4.17 hereto is a complete and accurate description of all policies of insurance that will be in effect as of the date hereof for the Loan Parties.

         4.18 INTELLECTUAL PROPERTY.

                  (a) The Loan Parties own, or are licensed to use, the Intellectual Property and to the knowledge of the Loan Parties all such Intellectual Property is duly and properly registered, filed or issued in the appropriate office and jurisdictions for such registrations, filing or issuances, except for common law trademarks and unregistered copyrights.

                  (b) No material claim has been asserted by any Person with respect to the use of any such Intellectual Property, or challenging or questioning the validity or effectiveness of any such Intellectual Property. To each Loan Party's knowledge, the use of such Intellectual Property by such Loan Party does not infringe on the rights of any Person, subject to such claims and infringements as do not, in the aggregate, give rise to any liabilities on the part of any Loan Party that are material to such Loan Party. The consummation of the transactions contemplated by this Agreement will not impair the ownership of (or the license to use, as the case may be) any of such Intellectual Property by any Loan Party.

         4.19 INTENTIONALLY OMITTED.

         4.20 ENVIRONMENTAL PROTECTION.

         Except as set forth in SCHEDULE 4.20 annexed hereto:


                                       65
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                  (a) the operations of each Loan Party (including, without
limitation, all operations and conditions at or in the Facilities) comply in all material respects with all Environmental Laws;

                  (b) each Loan Party has obtained all Governmental Authorizations under Environmental Laws necessary to its operations, and all such Governmental Authorizations are in good standing, and each Loan Party is in compliance with all material terms and conditions of such Governmental Authorizations;

                  (c) no Loan Party has received (i) any notice or claim to the effect that it is or may be liable to any Person as a result of or in connection with any Hazardous Materials or (ii) any letter or request for information under
SECTION 104 of the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9604) or comparable state laws;

                  (d) none of the operations of any Loan Party is subject to any judicial or administrative proceeding alleging the violation of or liability under any Environmental Laws which if adversely determined could reasonably be expected to have a Material Adverse Effect;

                  (e) no Loan Party nor any of its Facilities or operations are subject to any outstanding written order or agreement with any governmental authority or private party relating to (i) any Environmental Laws or (ii) any Environmental Claims;

                  (f) no Loan Party nor, to the best knowledge of each Loan Party, any predecessor of such Loan Party or its Subsidiaries has filed any notice under any Environmental Law indicating past or present treatment or Release of Hazardous Materials at any Facility, and none of any Loan Party's or any of its Subsidiaries' operations involves the generation, transportation, treatment, storage or disposal of hazardous waste, as defined under 40 C.F.R. Parts 260-270 or any state equivalent;

                  (g) no Hazardous Materials exist on or under any Facility in a manner that has a reasonably possibility of giving rise to an Environmental Claim having a Material Adverse Effect, and no Loan Party has filed any notice or report of a Release of any Hazardous Materials that has a reasonable possibility of giving rise to an Environmental Claim against Borrower or any of its Subsidiaries having a Material Adverse Effect;

                  (h) to the knowledge of each Loan Party, no Loan Party nor any of its predecessors has disposed of any Hazardous Materials in a manner that has a reasonable possibility of giving rise to an Environmental Claim having a Material Adverse Effect;

                  (i) no underground storage tanks or surface impoundments are on or at any Facility; and

                  (j) no Lien in favor of any Person relating to or in connection with any Environmental Claim against Borrower or any of its Subsidiaries has been filed or has been attached to any Facility.

         4.21 INTENTIONALLY OMITTED.

                                   SECTION V.

                        BORROWER'S AFFIRMATIVE COVENANTS

         Borrower covenants and agrees that until payment in full of all Loans and other Obligations, unless Agent shall otherwise give prior written consent, Borrower shall perform, and shall cause each other Loan Party to perform, all covenants in this SECTION 5.

         5.1 FINANCIAL STATEMENTS AND OTHER REPORTS.

         Borrower will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Borrower will deliver to Agent, and upon request, directly to any Lender requesting such information at the address of such Lender for the purpose of notices hereunder:

                  (a) WEEKLY BUDGETS IN COMPARATIVE FORM; "FLASH" REPORTS: on a weekly basis, a (i) rolling thirteen (13) week cash forecast by line item for Borrower's and the other Loan Parties' operations (all such forecasts shall be in form and substance acceptable to Agent), together with a comparison of actual payments and budgeted line items for the previous week, and (ii) "flash" report in substantially the same form and containing the same reporting, as delivered to Agent on the Closing Date.

                  (b) MONTHLY FINANCIALS: as soon as available and in any event within 30 days after the end of each month, copies of the monthly cash flow statements, balance sheets and income statements for such month of Borrower and each Subsidiary, on a consolidated and consolidating basis, together with such additional reports and information provided to the board of directors of Borrower on a monthly or periodic basis;

                  (c) QUARTERLY FINANCIALS: as soon as available and in any event within 45 days after the end of each of Borrower's first three Fiscal Quarters, the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income and cash flows of Borrower and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year and the corresponding figures from the Financial Plan for the current Fiscal Year, all in reasonable detail and certified by an executive officer of Borrower that they fairly present, in all material respects, the financial condition of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments;



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                  (d) YEAR-END FINANCIALS: as soon as available and in any event within 90 days after the end of each Fiscal Year, (i) the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income and cash flows of Borrower and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements, all in reasonable detail and certified by an executive officer of Borrower that they fairly present, in all material respects, the financial condition of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated and (ii) in the case of such consolidated financial statements, a report thereon of independent certified public accountants of recognized standing selected by Borrower and satisfactory to Agent, which report shall be unqualified, shall express no doubts about the ability of Borrower and its Subsidiaries to continue as a going concern, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

                  (e) OFFICER'S AND COMPLIANCE CERTIFICATES: together with each delivery of financial statements of Borrower and its Subsidiaries pursuant to subdivisions (a), (b) and (c) above, (i) an Officer's Certificate of Borrower duly executed by an executive officer of Borrower stating that the signer has reviewed the terms of this Agreement and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of Borrower and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer does not have knowledge of the existence as at the date of such Officer's Certificate, of any condition or event that constitutes an Event of Default or Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action Borrower has taken, is taking and proposes to take with respect thereto; and (ii) a Compliance Certificate duly executed by an executive officer of Borrower demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in SECTION 6;

                  (f) RECONCILIATION STATEMENTS: if, as a result of any change in accounting principles and policies from those used in the preparation of the audited financial statements referred to in SECTION 4.3, the consolidated financial statements of Borrower and its Subsidiaries delivered pursuant to subdivisions (a), (b), (c) or (m) of this SECTION 5.1 will differ in any material respect from the consolidated financial statements that would have been delivered pursuant to such subdivisions had no such change in accounting principles and policies been made, then (a) together with the first delivery of financial statements pursuant to subdivision (a), (b), (c) or (m) of this
SECTION 5.1 following such change, consolidated financial statements of Borrower and its Subsidiaries for (y) the current Fiscal Year, (z) the two full Fiscal Years immediately preceding the Fiscal Year in which such change is made, in


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


each case prepared on a pro forma basis as if such change had been in effect during such periods, and (b) together with each delivery of financial statements pursuant to subdivision (a), (b), (c) or (m) of this SECTION 5.1 following such change, a written statement of an executive officer of Borrower setting forth the differences (including any differences that would affect any calculations relating to the financial covenant set forth in SECTION 6.7) which would have resulted if such financial statements had been prepared without giving effect to such change;

                  (g) ACCOUNTANTS' CERTIFICATION: together with each delivery of consolidated financial statements of Borrower and its Subsidiaries pursuant to subdivision (c) above, a written statement by the independent certified public accountants giving the report thereon (i) stating that their audit examination has included a review of SECTION 6.7 of this Agreement as it relates to accounting matters, (ii) stating whether, in connection with their audit examination, any condition or event that constitutes an Event of Default or Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided, that such accountants shall not be liable by reason of any failure to obtain knowledge of any such Event of Default or Default that would not be disclosed in the course of their audit examination, and (iii) stating that based on their audit examination nothing has come to their attention that causes them to believe either or both that the information contained in the certificates delivered therewith pursuant to subdivision (d) above is not correct or that the matters set forth in the Compliance Certificates delivered therewith pursuant to clause (ii) of subdivision (d) above for the applicable Fiscal Year are not stated in accordance with the terms of this Agreement; provided, however, that in issuing such statements, such accountants shall not be required to exceed the scope of normal auditing procedures conducted in connection with their opinion referred to above;

                  (h) SEC FILINGS AND PRESS RELEASES: promptly upon their becoming available, copies of (i) all financial statements, reports, notices and proxy statements sent or made available generally by Borrower to its security holders or by any Subsidiary of Borrower to its security holders other than Borrower or another Subsidiary of Borrower, (ii) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by Borrower or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (iii) all press releases and other statements made available generally by Borrower or any of its Subsidiaries to the public concerning material developments in the business of Borrower or any of its Subsidiaries;

                  (i) EVENTS OF DEFAULT, ETC.: promptly upon any officer of Borrower obtaining knowledge (i) of any condition or event that constitutes an Event of Default or Default, (ii) that any Person has given any notice to Borrower or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in SECTION 7.2,
(iii) of any condition or event that would be required to be disclosed in a current report filed by Borrower with the Securities and Exchange Commission on Form 8-K, or (iv) of the occurrence of any event or change that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect, an



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

Officer's Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Event of Default, Default, default, event or condition, and what action Borrower has taken, is taking and proposes to take with respect thereto;

                  (j) LITIGATION OR OTHER PROCEEDINGS: promptly upon any officer of any Loan Party obtaining knowledge of (X) the institution of, or non-frivolous threat of, any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration against or affecting any Loan Party or any property of any Loan Party (collectively, "Proceedings") not previously disclosed in writing by Loan Parties to Agent or
(Y) any material development in any Proceeding that, in any case:

                           (i) if adversely determined, has a reasonable
possibility of having a Material Adverse Effect; or

                           (ii) seeks to enjoin or otherwise prevent the
consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

written notice thereof together with such other information as may be reasonably available to Borrower to enable Agent and its counsel to evaluate such matters;

                  (k) ERISA EVENTS: promptly upon becoming aware of the occurrence of or forthcoming occurrence of any ERISA Event, a written notice specifying the nature thereof, what action the Loan Parties or any of their respective ERISA Affiliates has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto;

                  (l) ERISA NOTICES: with reasonable promptness, copies of (i) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Loan Party or any of their respective ERISA Affiliates with the Internal Revenue Service with respect to each Pension Plan as Agent shall request; (ii) all notices received by Loan Party or any of their respective ERISA Affiliates from a Multiemployer Plan sponsor concerning an ERISA Event; and (iii) copies of such other documents or governmental reports or filings relating to any Employee Benefit Plan as Agent shall reasonably request;

                  (m) FINANCIAL PLANS: as soon as practicable and in any event no later than 45 days after the beginning of each Fiscal Year, a consolidated and a consolidating plan and financial forecast for such Fiscal Year, including without limitation (a) statements of income and cash flows of Borrower and its Subsidiaries for such Fiscal Year and (b) such other information and projections as Agent may reasonably request;

                  (n) BOARD OF DIRECTORS: with reasonable promptness, written notice of any change in the board of directors of Borrower;




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


                  (o) MATERIAL CONTRACTS: promptly, and in any event within ten
(10) Business Days after any Material Contract of Borrower or any of its Subsidiaries is terminated or amended in a manner that is materially adverse to Borrower or such Subsidiary, as the case may be, or any new Material Contract is entered into, a written statement describing such event with copies of such material amendments or new contracts, and an explanation of any actions being taken with respect thereto PROVIDED HOWEVER, that the entry into such Material Contract is permitted under SECTION 6.17;

                  (p) UCC SEARCH REPORT: as promptly as practicable after the date of delivery to Agent of any UCC financing statement executed by any Loan Party pursuant to SECTION 3.1 or 2.7, copies of completed UCC searches evidencing the proper filing, recording and indexing of such UCC financing statement and listing all other effective financing statements that name such Loan Party as debtor, together with copies of all such other financing statements not previously delivered to Agent by or on behalf of Borrower or such Loan Party;

                  (q) FINANCE OR ACQUISITION OPPORTUNITIES: promptly, and in any event within two (2) Business Days from receipt thereof, provide Agent with copies of any written offers or proposals to provide equity or debt capital to Borrower and its Subsidiaries including, without limitation, any written offer to acquire all or substantially all of the assets of Borrower and/or its Subsidiaries.

                  (r) OTHER INFORMATION: with reasonable promptness, such other information and data with respect to Borrower or any of its Subsidiaries as from time to time may be reasonably requested by Agent.

         5.2 EXISTENCE, ETC.

         Except as permitted under SECTION 6.8, each Loan Party shall at all times (a) preserve and keep in full force and effect its existence and all rights and franchises material to its business and (b) comply in all material respects with all material provisions of all franchises and licenses, material agreements and leases to which it is a party, and shall suffer no loss or forfeiture thereof or thereunder.

         5.3 PAYMENT OF TAXES AND CLAIMS; TAX CONSOLIDATION.

                  (a) Each Loan Party will, and will cause each of its Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any penalty accrues thereon, and all claims (including claims for labor, services, materials and supplies) for sums that have become due and payable and that by law have or may become a Lien upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, that no such charge or claim need be paid if it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (i) such reserve or



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


other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor and (ii) in the case of a charge or claim which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such charge or claim.

                  (b) No Loan Party will file or consent to the filing of any consolidated income tax return with any Person (other than Borrower).

         5.4 MAINTENANCE OF PROPERTIES; INSURANCE; APPLICATION OF NET INSURANCE/ CONDEMNATION PROCEEDS.

                  (a) MAINTENANCE OF PROPERTIES. Each Loan Party will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear excepted, all material properties used or useful in the business of such Loan Party and its Subsidiaries (including all Intellectual Property, except for any trademark and trade name identified by a Loan Party in writing to Agent, that such Loan Party has determined, in its best business judgment, to cease using because such trademark or trade name no longer possess any material value to the business and operations of such Loan Party) and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof.

                  (b) INSURANCE. Each Loan Party will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to liabilities, losses or damage in respect of the assets, properties and businesses of such Loan Party and its Subsidiaries as may customarily be carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for corporations similarly situated in the industry. Without limiting the generality of the foregoing, each Loan Party will maintain or cause to be maintained replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times satisfactory to Agent in its commercially reasonable judgment. Each such policy of insurance shall name Agent as additional named insured or loss payee thereunder and provide for at least 30 days' prior written notice to Agent of any material modification or cancellation of such policy.

                  (c) APPLICATION OF NET INSURANCE/CONDEMNATION PROCEEDS.

                           (i) BUSINESS INTERRUPTION INSURANCE. Upon receipt by
Borrower or any of its Subsidiaries of any proceeds of business interruption insurance, if any, constituting Net Insurance/Condemnation Proceeds, (a) so long as no Event of Default or Default shall have occurred and be continuing, Borrower may retain and apply such Net Insurance/Condemnation Proceeds for working capital purposes, and (b) if an Event of Default or Default shall have occurred and be continuing, Borrower shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay the Loans.



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


                           (ii) CASUALTY INSURANCE/CONDEMNATION PROCEEDS. Upon
receipt by any Borrower or any of its Subsidiaries of any Net Insurance/ Condemnation Proceeds other than from business interruption insurance, (a) so long as no Event of Default or Default shall have occurred and be continuing and such proceeds are less than $1,000,000 in the aggregate, Borrower shall, or shall cause one or more of its Subsidiaries to, promptly and diligently apply such Net Insurance/ Condemnation Proceeds to pay or reimburse the costs of repairing, restoring or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received or, to the extent not so applied within 180 days of such receipt, to prepay Term Loan A, and (b) if (y) an Event of Default or Default shall have occurred and be continuing or (z) such proceeds are in an aggregate amount of $1,000,000 or more, Borrower shall apply an amount equal to such Net Insurance/Condemnation Proceeds to prepay Term Loan A and, upon payment in full of Term Loan A, all other Obligations then outstanding.

                           (iii) NET INSURANCE/CONDEMNATION PROCEEDS RECEIVED BY
AGENT. Upon receipt by Agent of any Net Insurance/Condemnation Proceeds as loss payee at a time that Borrower would have been required to apply such Net Insurance/Condemnation Proceeds (if it had received them directly) to prepay Term Loan A (and if an Event of Default is continuing, all other Obligations), Agent shall, and Borrower hereby authorizes Agent to, apply such Net Insurance/Condemnation Proceeds to prepay Term Loan A (and if an Event of Default is continuing, all other Obligations) and if Borrower would not be required to so apply such proceeds at such time then Agent shall distribute such proceeds to Borrower to apply as set forth in SECTIONS 5.4(C)(I) or (II), as applicable.

         5.5 INSPECTION RIGHTS; AGENT MEETING.

                  (a) INSPECTION RIGHTS. Borrower shall, and shall cause each of its Subsidiaries to, permit any authorized representatives designated by Agent to visit and inspect any of the properties of Borrower or any of its Subsidiaries, to inspect, copy and take extracts from its and their financial and accounting records, and to discuss its and their affairs, finances and accounts with its and their officers, independent public accountants, consultants and financial advisors (provided, that Borrower may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at such reasonable times during normal business hours and as often as may reasonably be requested.

                  (b) AGENT MEETING. Borrower will, upon the request of Agent, participate in a meeting with Agent and Lenders once during each Fiscal Year to be held at Borrower's corporate offices (or at such other location as may be agreed to by Borrower and Agent) at such time as may be agreed to by Borrower, Lenders, and Agent.

         5.6 COMPLIANCE WITH LAWS, ETC.

                  (a) COMPLIANCE GENERALLY. Borrower shall comply, and shall cause each of its Subsidiaries to comply with the requirements of, all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which could reasonably be expected to cause, individually or in the aggregate, a Material Adverse Effect.



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


                  (b) ENVIRONMENTAL LAWS. Borrower shall, and shall cause its Subsidiaries to, exercise all reasonable due diligence in order to comply and cause (i) all tenants under any leases or occupancy agreements affecting any portion of the Facilities and (ii) all other Persons on or occupying such property, to comply with all Environmental Laws.

         5.7 ENVIRONMENTAL DISCLOSURE AND INSPECTION.

                  (a) ENVIRONMENTAL REVIEW AND INVESTIGATION. Borrower agrees that Agent may, at any time that Agent determines in its reasonable discretion that any violation of Environmental Laws or risk of any Environmental Claim may exist, (i) retain, at Borrower's expense, an independent professional consultant to review any environmental audits, investigations, analyses and reports relating to Hazardous Materials prepared by or for Borrower or any of its Subsidiaries and (ii) conduct its own investigation of any Facility; provided, that, in the case of any Facility no longer owned, leased, operated or used by Borrower or any of its Subsidiaries. Borrower shall only be obligated to use its best efforts to obtain permission for Agent's professional consultant to conduct an investigation of such Facility. For purposes of conducting such a review and/or investigation, Borrower hereby grants to Agent and its agents, employees, consultants and contractors the right to enter into or onto any Facilities currently owned, leased. operated or used by Borrower or any of its Subsidiaries and to perform such tests on such property (including taking samples of soil, groundwater and suspected asbestos-containing materials) as are reasonably necessary in connection therewith. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by Borrower and Agent, during normal business hours and, to the extent reasonably practicable, shall be conducted so as not to interfere with the ongoing operations at such Facility or to cause any damage or loss to any property at such Facility. Borrower and Agent hereby acknowledge and agree that any report of any investigation conducted at the request of Agent pursuant to this SECTION 5.7(A) will be obtained and shall be used by Agent for the purposes of Agent's internal credit decisions, to monitor and police the Loans and to protect Agent's security interests created by the Loan Documents. Agent agrees to deliver a copy of any such report to Borrower with the understanding that Borrower acknowledges and agrees that (x) it will indemnify and hold harmless Agent from any costs, losses or liabilities relating to Borrower's use of or reliance on such report, (y) Agent makes no representation or warranty with respect to such report, and (z) by delivering such report to Borrower, Agent is not requiring or recommending the implementation of any suggestions or recommendations contained in such report.

                  (b) ENVIRONMENTAL DISCLOSURE. Borrower will deliver to Agent and each Lender:

                           (i) ENVIRONMENTAL AUDITS AND REPORTS. As soon as
practicable following receipt thereof, copies of all environmental audits, investigations, analyses and reports of any kind or character, whether prepared by personnel of Borrower or any of its Subsidiaries or by independent consultants, governmental authorities or any other Persons, with respect to significant environmental matters at any Facility which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect



                                       74
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or with respect to any Environmental Claims which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                           (ii) NOTICE OF CERTAIN RELEASES, REMEDIAL ACTIONS,
ETC. Promptly upon the occurrence thereof, written notice describing in reasonable detail (a) any Release required to be reported to any federal, state or local governmental or regulatory agency under any applicable Environmental Laws, (b) any remedial action taken by Borrower or any other Person in response to (1) any Hazardous Materials Activities the existence of which has a reasonable possibility of resulting in one or more Environmental Claims having, individually or in the aggregate, a Material Adverse Effect, or (2) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of resulting in a Material Adverse Effect.

                           (iii) WRITTEN COMMUNICATIONS REGARDING ENVIRONMENTAL
CLAIMS, RELEASES, ETC. As soon as practicable following the sending or receipt thereof by Borrower or any of its Subsidiaries, a copy of any and all written communications with respect to (a) any Environmental Claims that, individually or in the aggregate, have a reasonable possibility of giving rise to a Material Adverse Effect, (b) any Release required to be reported to any federal, state or local governmental or regulatory agency, and (c) any request for information from any governmental agency that suggests such agency is investigating whether Borrower or any of its Subsidiaries may be potentially responsible for any Hazardous Materials Activity.

                           (iv) NOTICE OF CERTAIN PROPOSED ACTIONS HAVING
ENVIRONMENTAL IMPACT. Prompt written notice describing in reasonable detail (a) any proposed acquisition of stock, assets, or property by Borrower or any of its Subsidiaries that could reasonably be expected to (1) expose Borrower or any of its Subsidiaries to, or result in, Environmental Claims that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or
(2) affect the ability of Borrower or any of its Subsidiaries to maintain in full force and effect all material Governmental Authorizations required under any Environmental Laws for their respective operations and (b) any proposed action to be taken by Borrower or any of its Subsidiaries to commence manufacturing or other industrial operations or to modify current operations in a manner that could reasonably be expected to subject Borrower or any of its Subsidiaries to any material additional obligations or requirements under any Environmental Laws that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                           (v) OTHER INFORMATION. With reasonable promptness,
such other documents and information as from time to time may be reasonably requested by Agent in relation to any matters disclosed pursuant to this SECTION 5.7.

                  (c) BORROWER'S ACTIONS REGARDING HAZARDOUS MATERIALS ACTIVITIES, ENVIRONMENTAL CLAIMS AND VIOLATIONS OF ENVIRONMENTAL LAWS. Borrower or any of its Subsidiaries shall promptly take, and shall cause each of its Subsidiaries promptly to take:

                           (i) REMEDIAL ACTIONS RELATING TO HAZARDOUS MATERIALS
ACTIVITIES. Any and all investigations, studies, sampling, testing, abatement, cleanup, removal, remediation or other response actions required by Environmental Laws to be undertaken by Borrower to remove, remediate, clean up or abate any Hazardous Materials Activity on or under any Facility that is in violation of any Environmental Laws or that presents a material risk of giving rise to any Environmental Claim against Borrower or any of its Subsidiaries. In the event Borrower or any of its Subsidiaries undertakes any such action, Borrower or such Subsidiaries shall conduct and complete such action in compliance with all applicable Environmental Laws and in accordance with the orders and directives of all federal, state and local governmental authorities except when, and only to the extent that, Borrower or such Subsidiary's liability with respect to such Hazardous Materials Activity is being contested in good faith by Borrower or. such Subsidiary; and

                           (ii) ACTIONS WITH RESPECT TO ENVIRONMENTAL CLAIMS AND
VIOLATIONS OF ENVIRONMENTAL LAWS. Any and all actions necessary to (i) cure any material violation of applicable Environmental Laws by such Loan Party that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against Borrower or any of its Subsidiaries and discharge any obligations it may have to any Person thereunder where failure to do so could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

         5.8 COMPLIANCE WITH RELATED DOCUMENTS.

         Each Loan Party shall comply at all times with each of the covenants under the Related Documents to which such Loan Party is a party. Material waivers from compliance by such Loan Party or any other Person with the obligations specified in such Related Documents shall not be effective as waivers hereunder unless consented to in writing by Agent.

         5.9 ADDITIONAL REAL PROPERTY COLLATERAL.

         Upon the request of Agent or Required Lenders, at any time, Borrower and its Subsidiaries shall take all action necessary or reasonably advisable such that Agent shall receive a Lien on all real property interests of Borrower and its Subsidiaries not set forth on SCHEDULE 4.1(E) hereto or acquired after the Closing Date, including, without limitation, all leasehold interests, and other documents and instruments as requested by Agent at the time of acquisition of such property.

         5.10 DISSOLUTION OF INACTIVE SUBSIDIARIES.

         Borrower shall have performed its obligations pursuant to SECTION 3.2 hereof, and use its best efforts to timely dissolve its Inactive Subsidiaries, and prior to such date of dissolution, Borrower shall not have permitted any Inactive Subsidiary to own or acquire any assets or incur any liabilities.



                                       76
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         5.11 CHIEF RESTRUCTURING OFFICER.

         Borrower agrees to engage the Chief Restructuring Officer with such duties, responsibilities and job description, for a period of time, and for such fee as may be mutually acceptable to Borrower and Agent. Upon engagement of such Chief Restructuring Officer, such Person shall not be discharged without the prior written consent of Agent. Borrower agrees to cooperate fully, and cause its officers, employees, accountants, consultants and other agents to cooperate fully, in furnishing information as and when reasonably requested by Agent or Chief Restructuring Officer regarding the Collateral and the affairs, finances, financial condition and business operations of the Loan Parties. Borrower authorizes Agent and Chief Restructuring Officer to meet and/or have discussions with any of Borrower's or any Loan Party's officers, employees, accountants, consultants and other agents from time to time to discuss any matters regarding the Collateral and the affairs, finances, financial condition and business operations of the Loan Parties, and shall direct and authorize all such persons and entities to fully disclose to Agent and Chief Restructuring Officer all information reasonably requested by Agent or Chief Restructuring Officer regarding such Collateral and finances, financial conditions and business operations of the Loan Parties. Borrower waives and releases any such officer, employee, accountant, consultant or other agent from the operation and provisions of any confidentiality agreement with Borrower or any Loan Party to which such agent is a party so that such agent is not prohibited from providing information to Agent or Chief Restructuring Officer. Borrower and the other Loan Parties shall promptly, when and as requested by Agent or Chief Restructuring Officer, provide Agent and Chief Restructuring Officer with access to the original books and records of any Loan Party and permit Agent and Chief Restructuring Officer to make copies thereof.

                                  SECTION VI.

                          BORROWER'S NEGATIVE COVENANTS

         Borrower covenants and agrees that until payment in full of the Loans and other Obligations, unless Agent shall otherwise give prior written consent, Borrower shall perform, and Borrower shall cause each of its Subsidiaries to perform, all covenants in this SECTION 6.

         6.1 INDEBTEDNESS.

         Borrower shall not, and Borrower shall not suffer or permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                           (i) Borrower and its Subsidiaries may become and
remain liable with respect to the Obligations;

                           (ii) Borrower and its Subsidiaries may become and
remain liable with respect to Contingent Obligations permitted by SECTION 6.5 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;



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                           (iii) Borrower and its Subsidiaries may become and
remain liable with respect to Indebtedness in respect of Capital Leases not to exceed, at any one time, $100,000 over the life of such Capital Lease;

                           (iv) Borrower may become and remain liable with
respect to Indebtedness payable to any of its wholly-owned Subsidiaries, and any wholly-owned Subsidiary of Borrower may become and remain liable with respect to Indebtedness to Borrower or any other wholly-owned Subsidiary of Borrower; provided, that (a) all such intercompany Indebtedness shall be evidenced by promissory notes, (b) all such intercompany Indebtedness owed by Borrower to any of its Subsidiaries shall be subordinated (I) in right of payment to the payment of any payments currently or past due constituting Obligations and (II) upon the occurrence of a Default or Event of Default, in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement, and (c) any payment by any Subsidiary of Borrower under any guaranty of the Obligations shall result in a pro tanto reduction of the amount of any intercompany Indebtedness owed by such Subsidiary to Borrower or to any of its Subsidiaries for whose benefit such payment is made;

                           (v) So long as no Default or Event of Default is
continuing at the date of incurrence thereof, Borrower and its Subsidiaries may become and remain liable with respect to secured purchase money Indebtedness in an aggregate amount not to exceed $100,000 at any time outstanding; provided, that such Indebtedness shall be secured only by the assets purchased with the proceeds thereof and at least 80% of the purchase price of such assets shall be provided by the proceeds thereof;

                           (vi) [Intentionally Omitted];

                           (vii) Borrower may remain liable with respect to the
Seller Notes;

                           (viii) [Intentionally Omitted];

                           (ix) [Intentionally Omitted];

                           (x) Any Subsidiary of Borrower may become and remain
liable with respect to other Indebtedness in an aggregate principal amount not to exceed $100,000 at any time outstanding.

         6.2 LIENS AND RELATED MATTERS.

                  (a) PROHIBITION ON LIENS. Borrower shall not, and Borrower shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the



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


filing of, or permit to remain in effect, any financing statement or other similar notice of any Lien with respect to any such property, asset, income or profits under the UCC of any State or under any similar recording or notice statute, except:

                           (i) Permitted Encumbrances;

                           (ii) Liens granted pursuant to the Security
Documents;

                           (iii) Purchase money Liens securing purchase money
Indebtedness permitted pursuant to SECTION 6.1(V); provided, that such Liens encumber only the assets so purchased;

                           (iv) [Intentionally Omitted]; and

                           (v) the Liens described on SCHEDULE 6.2.

                  (b) EQUITABLE LIEN IN FAVOR OF AGENT. If Borrower or any of Borrower's Subsidiaries shall create or assume any Lien upon any of its properties or assets, whether now owned or hereafter acquired, other than Liens excepted by the provisions of SECTION 6.2(A), it shall make or cause to be made effective provision whereby the Obligations will be secured by such Lien equally and ratably with any and all other Indebtedness secured thereby as long as any such Indebtedness shall be so secured; provided, that, notwithstanding the foregoing, this covenant shall not be construed as a consent by Agent to the creation or assumption of any such Lien not permitted by the provisions of
SECTION 6.2(A).

                  (c) NO FURTHER NEGATIVE PLEDGES. Except with respect to specific property encumbered to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale, neither Borrower nor any of Borrower's Subsidiaries shall enter into any agreement (other than an agreement prohibiting only the creation of Liens securing Subordinated Indebtedness) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

         6.3 DIVIDENDS; SELLER NOTES.

         Borrower will not, and Borrower will not permit any of its Subsidiaries to (i) pay dividends or make any other distributions on any of Borrower's or any Subsidiary's capital stock, (ii) repay or prepay any Indebtedness owed by Borrower to any member of the Investor Group or any other shareholder or investor in Borrower, (iii) repay or prepay any Indebtedness with respect to the Seller Notes or any other Indebtedness owed by Borrower or any Subsidiary to any shareholder or investor in Borrower or such Subsidiary, (iv) make loans or advances to any member of the Investor Group or any other shareholder or investor in Borrower, (v) make loans or advances to any shareholder or investor in a Subsidiary, (vi) transfer any of its property or assets to any member of the Investor Group or any other shareholder or investor in Borrower; or (vii) transfer any of its property or assets to any shareholder or investor in such Subsidiary; provided, that, each Subsidiary of Borrower may pay dividends or



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


make any other distributions or payments to any Loan Party in order to satisfy any obligations under a tax sharing agreement in form and substance satisfactory to Agent; and provided, further, any Subsidiary may (and shall) take any one or more of the above-described actions if expressly permitted under this Agreement or if the purpose of such action is to enable Borrower to fulfill its obligations under this Agreement; and provided, further, any Subsidiary may take the actions described in SECTION (I) hereof if and only if such payment or distribution ultimately is paid to either Holdings or Borrower.

         6.4 INVESTMENTS; JOINT VENTURES.

         Borrower shall not, and Borrower shall not permit any of Borrower's Subsidiaries to, directly or indirectly, make or own any Investment in any Person, including any Joint Venture or make Consolidated Capital Expenditures, except, so long as no Event of Default is continuing:

                           (i) Borrower and Borrower's Subsidiaries may make and
own Investments in Cash and Cash Equivalents;

                           (ii) Borrower and its Subsidiaries may make
intercompany loans to the extent permitted under SECTION 6.1(IV);

                           (iii) Borrower and its Subsidiaries may make
Consolidated Capital Expenditures not to exceed $2,000,000 in the aggregate, provided that for the period from the date hereof through December 31, 2001 and for each Fiscal Year thereafter, any Consolidated Capital Expenditures in an amount greater than $200,000 shall be financed solely with the net proceeds of any equity raised by the Borrower during such period or Fiscal Year, as the case may be.

                           (iv) Intentionally Omitted.

         6.5 CONTINGENT OBLIGATIONS.

         Borrower shall not, and Borrower shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

                           (i) Subsidiaries of Borrower may become and remain
liable with respect to Contingent Obligations in respect of the Loan Documents;

                           (ii) Borrower and its Subsidiaries may become and
remain liable with respect to other Contingent Obligations; provided, that the maximum aggregate liability, contingent or otherwise, of Borrower and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $100,000 in the aggregate; and

                           (iii) Contingent Obligations with respect to
transactions permitted pursuant to SECTION 6.8.



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


         6.6 RESTRICTED JUNIOR PAYMENTS.

         Borrower shall not, and Borrower shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Junior Payment.

         6.7 FINANCIAL COVENANT.

                  (a) TOTAL LEVERAGE RATIO. The Total Leverage Ratio for each day during the fiscal periods set forth below shall not exceed:

         PERIOD                                             RATIO
         ------                                             -----

         as of March 31, 2002                               9.25

         as of June 30, 2002                                5.25

         as of September 30, 2002                           5.25

         as of December 31, 2002                            3.50

         March 31, 2003 and thereafter                      3.50

                  (b) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio for the Fiscal Quarters set forth below shall not be less than:

         PERIOD                                               RATIO
         ------                                               -----
         as of March 31, 2002                                 1.00
         as of each Fiscal Quarter thereafter                 1.50

                  (c) SENIOR LEVERAGE RATIO. The Senior Leverage Ratio for each day during the fiscal periods set forth below shall not exceed:

         PERIOD                                              RATIO
         ------                                              -----
         as of March 31, 2002                                6.00

         as of June 30, 2002                                 3.50

         as of September 30, 2002                            3.50

         as of December 31, 2002                             3.00

         March 31, 2003 and thereafter                       2.50



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

                  (d) EBITDA. EBITDA for each fiscal monthly period (as reported by the Borrower pursuant to SECTION 5.1(B) hereof) shall not be less than the respective amounts set forth below opposite such period:

         FISCAL MONTHLY PERIOD                                AMOUNT
         ---------------------                                ------
         June, 2001                                           $(50,000)
         July, 2001                                           $332,000
         August, 2001                                         $454,000
         September, 2001                                      $841,000
         October, 2001                                        $643,000
         November, 2001                                       $721,000
         December, 2001                                       $876,000


                  (e) CASH REVENUES. Cash Revenues of the Borrower and its Subsidiaries for each of the fiscal monthly periods set forth below shall not be less than the respective amounts set forth below opposite such periods.

         FISCAL MONTHLY PERIOD                                AMOUNT
         ---------------------                                ------
         June, 2001                                           $14,231,800
         July, 2001                                           $11,100,000
         August, 2001                                         $11,100,000
         September, 2001                                      $14,400,000
         October, 2001                                        $12,300,000
         November, 2001                                       $12,700,000
         December, 2001                                       $14,900,000


         6.8 RESTRICTION ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS.

         Borrower shall not, and shall not permit any of its Subsidiaries to, alter the corporate, capital or legal structure of Borrower or any of its Subsidiaries, or enter into any transaction of merger or consolidation, or (except with respect to Inactive Subsidiaries) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, property or fixed assets, whether now owned or hereafter acquired (other than sales including the sale, transfer, replacement or other disposition of equipment and inventory, leases or sub-leases of its property, in each case, in the ordinary course of business), or acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person, or acquire or create any additional Subsidiary; provided, the foregoing shall not restrict (a) the Loan Parties from making Capital Expenditures otherwise permitted under
SECTION 6.4, and (b) so long as no Event of Default is continuing, any Asset Sale, so long as the Net Cash Proceeds thereof are applied in the manner required by this Agreement.



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


         6.9 SALES AND LEASE-BACKS.

         Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which Borrower or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than Borrower or any of its Subsidiaries) or (b) which Borrower or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Borrower or any of its Subsidiaries to any Person (other than Borrower or any of its Subsidiaries) in connection with such lease.

         6.10 SALE OR DISCOUNT OF RECEIVABLES.

         Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell with recourse, or discount or otherwise sell for less than the face value thereof, any of its notes or accounts receivable.

         6.11 TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES.

         Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of Borrower or with any Affiliate of Borrower or of any such holder, on terms that are less favorable to Borrower or such Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided, that the foregoing restriction shall not apply to any transaction between Borrower and any of its wholly-owned Subsidiaries, by and among any of its wholly-owned Subsidiaries, the transactions contemplated by the Seller Notes, any transaction related to the Term Loan B, or the Term B Warrants, or to the GECC Warrants; provided, further, that no Management Fees shall be permitted.

         6.12 DISPOSAL OF SUBSIDIARY STOCK.

         Neither Borrower nor any Subsidiary shall, or suffer of permit any other Person to directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of capital stock or other equity Securities of any of its Subsidiaries, except to qualify directors if required by applicable law, and to Agent.

         6.13 CONDUCT OF BUSINESS.

         Borrower shall not and shall not permit any of its Subsidiaries to, engage in any business other than to own, actively manage or operate any business other than the business of providing communication services on an outsourced basis and related activities.

         6.14 AMENDMENTS OF WAIVERS OF RELATED DOCUMENTS AND CHARTER DOCUMENTS.

                  (a) NO AMENDMENT OR WAIVER OF RELATED DOCUMENTS. No Loan Party will agree to any amendment to, or waive any of its rights under, any of the Related Documents (other than nonmaterial amendments or waivers which individually, or together with all other amendments, waivers or changes made, would not be adverse to any Loan Party or Agent), without obtaining the written consent of Agent to such amendment or waiver.

                  (b) CHARTER DOCUMENTS. Borrower will not, and shall not permit any of its Subsidiaries to agree to any material amendment to, or waive any of its material rights under, its certificates or articles of incorporation, bylaws or other documents relating to its capital stock without, in each case, obtaining the written consent of Agent to such amendment or waiver.

                  (c) AMENDMENTS OF DOCUMENTS RELATING TO SUBORDINATED INDEBTEDNESS. Borrower shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Indebtedness, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is to change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), change the redemption, prepayment or defeasance provisions thereof, change the subordination provisions of such Subordinated Indebtedness (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such, amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Indebtedness (or a trustee or other representative on their behalf) which would be adverse to Borrower, Agent or any member of the Lender Group.

         6.15 FISCAL YEAR.

         Borrower shall not change its Fiscal Year-end from the Saturday immediately preceding December 31 each calendar year without the consent of Agent.

         6.16 PAYMENTS ON ACCOUNT OF SUBORDINATED INDEBTEDNESS.

         Notwithstanding anything herein to the contrary, Borrower shall not at any time make any payment on account of any principal, interest, fees or other charges accrued on any Subordinated Indebtedness.

         6.17 MATERIAL CONTRACTS.

         Borrower and its Subsidiaries shall not enter into any Material Contract with liability to such Borrower or Subsidiary in excess of $100,000, on an annual basis, including, without limitation, employment agreements, without first obtaining the prior written consent of Agent.

                                  SECTION VII.

                                EVENTS OF DEFAULT

         If any of the following conditions or events ("EVENTS OF DEFAULT") shall occur:

         7.1 FAILURE TO MAKE PAYMENTS WHEN DUE.

         Failure by Borrower to pay any installment of principal of the Loans when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or failure by Borrower to pay any interest on the Loans or any fee or any other amount due under this Agreement within two Business Days after the date due; or

         7.2 DEFAULT IN OTHER AGREEMENTS.

         Either (a) the failure of Borrower or any of Borrower's Subsidiaries to pay when due (including any applicable grace period) any principal of or interest on any Indebtedness (other than Indebtedness referred to in SECTION 7.1) or Contingent Obligations in an individual principal amount of $150,000 or more or with an aggregate principal amount of $300,000 or more, in each case beyond the end of any grace period provided therefor; or (b) the breach or default by Borrower or any of Borrower's Subsidiaries with respect to any material term of one or more items of Indebtedness or Contingent Obligations in the individual or aggregate principal amounts of $300,000 or more or (c) the breach or default by Borrower or any of Borrower's Subsidiaries with respect to any loan agreement, mortgage, indenture or other agreement relating to such items of Indebtedness or Contingent Obligations, if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligations (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligations to become or be declared due and payable prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); PROVIDED, HOWEVER, that for the purposes of clauses (a), (b) and (c) above, failure to pay any amount under the Seller Notes or any breach or default of any Seller Note during the period of time that such Seller Note is Subordinated Indebtedness shall not constitute a failure to pay when due or a breach or default under such Seller Notes; or

         7.3 BREACH OF CERTAIN COVENANTS.

         Failure of Borrower to perform or comply with any term or condition contained in SECTIONS 2.6 or 5.2 or SECTION 6 of this Agreement; or

         7.4 BREACH OF WARRANTY.

         Any representation, warranty, certification or other statement made by Borrower or any of Borrower's Subsidiaries in any Loan Document or in any statement or certificate at any time given by Borrower or any of Borrower's Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

         7.5 OTHER DEFAULTS UNDER LOAN DOCUMENTS.

         Borrower or any of Borrower's Subsidiaries shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents (except for the provisions of the Term B Note Purchase Agreement with respect to the number of members and composition of the Borrower's board of directors), and such default shall not have been remedied or waived within 30 days after the earlier of (a) an officer of Borrower becoming aware of such default or (b) receipt by Borrower any of notice from Agent of such default; or

         7.6 INVOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

         A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Borrower or any of Borrower's Subsidiaries in an involuntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or an involuntary case shall be commenced against Borrower or any of Borrower's Subsidiaries under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over trustee, Borrower or any of Borrower's Subsidiaries, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of trustee, Borrower or any of Borrower's Subsidiaries for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Borrower or any of Borrower's Subsidiaries, and any such event described in this clause shall continue for 60 days unless dismissed, bonded or discharged; or

         7.7 VOLUNTARY BANKRUPTCY; APPOINTMENT OF RECEIVER, ETC.

         (a) Borrower or any of Borrower's Subsidiaries shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Borrower or any of Borrower's Subsidiaries shall make any assignment for the benefit of creditors; or (b) Borrower or any of Borrower's Subsidiaries shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the board of directors of Borrower or any of its Subsidiaries (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (a) above or this clause (b); or

         7.8 JUDGMENTS AND ATTACHMENTS.

         Any money judgment, writ or warrant of attachment or similar process involving (a) in any individual case an amount in excess of $150,000 or (b) in the aggregate at any time an amount in excess of $300,000 (in either case not adequately covered by insurance as to which a solvent and unaffiliated insurance provider of Borrower or any of its Subsidiaries has acknowledged coverage) shall be entered or filed against Borrower or any of Borrower's Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of 60 days (or in any event later than five days prior to the date of any proposed sale thereunder); or

         7.9 DISSOLUTION.

         Any order, judgment or decree shall be entered against Borrower or any of its Subsidiaries (other than any Inactive Subsidiary) decreeing the dissolution or split up of Borrower or any of its Subsidiaries (other than any Inactive Subsidiary) and such order shall remain undischarged or unstayed for a period in excess of 30 days; or

         7.10 EMPLOYEE BENEFIT PLANS.

         There shall occur one or more ERISA Events which individually or in the aggregate results in or might reasonably be expected to result in liability of Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates in excess of $150,000 during the term of this Agreement; or there shall exist an amount of benefit liabilities (as defined in SECTION 4001(A)(16) of ERISA and determined using the actuarial assumptions set forth in the most recent actuarial reports pertaining to such Pension Plan), individually or in the aggregate for all Pension Plans (excluding for purposes of such computation any Pension Plans with respect to which assets exceed benefit liabilities), which exceeds the fair market value of the assets of such Pension Plans by more than $150,000; or

         7.11 CHANGE IN CONTROL.

         There shall occur any Change of Control; or

         7.12 FAILURE OF SECURITY OR GUARANTY.

         The Subsidiary Guaranty or any Security Document shall, at any time, cease to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms thereof or the satisfaction in full of all Obligations) or shall be declared null and void, or the validity or enforceability thereof shall be contested by any party thereto, or Agent shall not have or cease to have a valid and perfected security interest in the Collateral (subject to Permitted Liens) to the extent contemplated by the Security Documents;

         7.13 TENURE OF CHIEF RESTRUCTURING OFFICER.

         Borrower shall discharge the Chief Restructuring Officer without the consent of Agent, which consent will not be unreasonably withheld, provided however, concurrently with such discharge, Borrower shall engage a replacement Chief Restructuring Officer satisfactory to Agent with the responsibilities set forth hereunder; or

         7.14 PAYMENTS ON SUBORDINATED INDEBTEDNESS.

         Borrower shall make any payments of principal, interest or fees on any Subordinated Indebtedness.

         7.15 PAYMENT OF RESTRUCTURING AND CONSULTING FEES.

         Borrower shall fail to pay any consulting or restructuring fees due to the Chief Restructuring Officer or Ernst & Young within fifteen (15) days of the same becoming due and payable by the Borrower.

         7.16 FAILURE TO MEET PAYROLL.

         Borrower shall fail to meet payroll obligations for itself and its Subsidiaries.

         THEN, (a) upon the occurrence of any Event of Default described in
SECTION 7.6 or 7.7, each of (i) the unpaid principal amount of and accrued interest on the Loans, and (ii) all other Obligations shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Borrower and (b) upon the occurrence and during the continuation of any other Event of Default, Agent may by written notice to Borrower, declare all or any portion of the amounts described herein to be, and the same shall forthwith become, immediately due and payable.

                                 SECTION VIII.

                                      AGENT

         8.1 APPOINTMENT.

                  (a) APPOINTMENT OF AGENT. Agent is hereby appointed Agent hereunder and under the other Loan Documents and each member of the Lender Group hereby authorizes Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Agent agrees to act upon the express conditions contained in this Agreement, and the other Loan Documents, as applicable. The provisions of this SECTION 8 are solely for the benefit of Agent and the members of the Lender Group, and Borrower and its Subsidiaries shall have no rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, Agent shall act solely as an agent for the members of the Lender Group and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower or any of its Subsidiaries.

                  (b) APPOINTMENT OF SUPPLEMENTAL COLLATERAL AGENTS. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "SUPPLEMENTAL COLLATERAL AGENT" and collectively as "SUPPLEMENTAL COLLATERAL AGENTS").

         In the event that Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Agent or such Supplemental Collateral Agent, and
(ii) the provisions of this SECTION 8 and of SECTIONS 9.2 and 9.3 that refer to Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to Agent shall be deemed to be references to Agent and/or such Supplemental Collateral Agent, as the context may require.

         Should any instrument in writing from Borrower or any other Loan Party be required by any Supplemental Collateral Agent so appointed by Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by Agent. In case any Supplemental Collateral Agent, or a successor



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thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Agent until the appointment of a new Supplemental Collateral Agent.

         8.2 POWERS AND DUTIES; GENERAL IMMUNITY.

                  (a) POWERS; DUTIES SPECIFIED. Each member of the Lender Group irrevocably authorizes Agent to take such action on such Lender's behalf and to exercise such powers, rights and remedies hereunder and under the other Loan Documents as are specifically delegated or granted to Agent by the terms hereof and thereof, together with such powers, rights and remedies as are incidental thereto. Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents. Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. Agent shall not have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any member of the Lender Group; and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

                  (b) NO RESPONSIBILITY FOR CERTAIN MATTERS. Agent shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by Agent to Lenders or by or on behalf of Borrower to Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of Borrower or any other Person liable for the payment of any Obligations, nor shall Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Event of Default or Potential Event of Default. Anything contained in this Agreement to the contrary notwithstanding, Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Letter of Credit Usage or the component amounts thereof.

                  (c) EXCULPATORY PROVISIONS. None of Agent or any of its officers, directors, employees or agents shall be liable to Lenders for any action taken or omitted by Agent under or in connection with any of the Loan Documents except to the extent caused by Agent's gross negligence or willful misconduct. Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until Agent shall have received instructions in respect thereof from Required Lenders (or such other Lenders as may be required to give such instructions under SECTION 9.6) and, upon receipt of such instructions from Required Lenders (or such other Lenders, as the case may be), Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion


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or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Borrower and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Required Lenders (or such other Lenders as may be required to give such instructions under SECTION 9.6).

                  (d) AGENT ENTITLED TO ACT AS LENDER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "LENDER" or "LENDERS" or any similar term shall, unless the context clearly otherwise indicates, include Agent in its individual capacity. Agent and its respective Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with Borrower or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection with this Agreement and otherwise without having to account for the same to Lenders.

         8.3 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR APPRAISAL OF CREDITWORTHINESS.

         Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Borrower and its Subsidiaries in connection with the making of the Loans and the incurrence of Letters of Credit Obligations hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Borrowers and its Subsidiaries. Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter, and Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Lenders.

         8.4 RIGHT TO INDEMNITY.

         Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify Agent, to the extent that Agent shall not have been reimbursed by Borrower or any of its Subsidiaries for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind



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or nature whatsoever which may be imposed on, incurred by or asserted against
Agent in exercising its powers, rights and remedies or performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as Agent in any way relating to or arising out of this Agreement or the other Loan Documents; PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         8.5 SUCCESSOR AGENT.

         Agent may resign at any time by giving thirty (30) days' prior written notice thereof to Lenders and Borrower, and Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to Borrower and Agent and signed by Required Lenders. Upon any such notice of resignation or any such removal, Required Lenders shall have the right, upon five (5) Business Days' notice to Borrower, to appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from its duties and obligations under this Agreement. After any retiring or removed Agent's resignation or removal hereunder as Agent, the provisions of this SECTION 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         8.6 SECURITY DOCUMENTS AND GUARANTEES.

                  (a) SECURITY DOCUMENTS. Each Lender hereby authorizes Agent to enter into the Security Documents as secured party, on behalf of and for the benefit of Lenders and agrees to be bound by the terms of the Security Documents; PROVIDED that Agent shall not enter into or consent to any amendment, modification, termination or waiver of any provision contained in Security Documents without the prior consent of Required Lenders unless otherwise permitted hereunder; PROVIDED FURTHER, that anything in this Agreement or the other Loan Documents to the contrary notwithstanding:

                           (i) Agent is authorized on behalf of all Lenders,
without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Security Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Security Documents; and

                           (ii) The Lenders irrevocably authorize Agent, at its
option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral (A) upon termination of the Commitments and payment in full of the Loans and all other Obligations payable under this Agreement and under any other Loan Document; (B) constituting property sold or to be sold or



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disposed of as part of or in connection with any disposition permitted hereunder or under the Security Documents; (C) constituting property in which Borrower or any of its Subsidiaries owned no interest at the time the Lien was granted or at any time thereafter; (D) constituting property leased to any Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by Borrowers or any of its Subsidiaries to be, renewed or extended; (E) consisting of an instrument evidencing Indebtedness if the Indebtedness evidenced thereby has been paid in full; or (F) if otherwise approved, authorized or ratified in writing by Required Lenders, subject to SECTION 9.6. Upon request by Agent at any time, Lenders will confirm in writing Agent's authority to release particular types or items of Collateral pursuant to this SECTION 8.6.

                  (b) LENDER ACTION. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Lender agrees that no Lender shall have any right individually to realize upon any of the Collateral under the Security Documents, except as provided herein, or enforce any remedy or make any demand, it being understood and agreed that all rights and remedies under the Security Documents may be exercised solely by Agent for the benefit of Lender Group in accordance with the terms thereof.

         8.7 APPOINTMENT OF SEPARATE AGENT.

         At any time or times deemed necessary or advisable by Agent or Required Lenders, including for purposes of complying with SECTION 310(B) of the Communications Act and for purposes of enforcing any right or remedy hereunder, Agent or Required Lenders may appoint one or more Persons to act as a separate agent or co-agent to the full extent permitted by law and in accordance with such instructions and directions as Agent or Required Lenders, as the case may be, may specify. All provisions of this Agreement which are for the benefit of the Agent shall extend to and apply to each separate agent or co-agent appointed pursuant to the foregoing provisions. The powers of any separate agent or co-agent shall not exceed those of the Agent hereunder.

                                  SECTION IX.

                                  MISCELLANEOUS

         9.1 ASSIGNMENTS AND PARTICIPATIONS IN LOANS.

                  (a) GENERAL. Subject to SECTION 9.1(B), each Lender shall have the right at any time to (i) sell, assign or transfer to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments or any Loan or Loans made by it or its Letters of Credit Obligations or any other interest herein or in any other Obligations owed to it; PROVIDED THAT no such sale, assignment, transfer or participation shall, without the consent of Borrower, require Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; PROVIDED; FURTHER that no such sale, assignment, transfer or participation of any Letter of Credit



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Obligation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitments and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation.

                  (b) ASSIGNMENTS.

                           (i) AMOUNTS AND TERMS OF ASSIGNMENTS. Each
Commitment, Loan, Letter of Credit Obligation or other Obligation may (a) be assigned in any amount to another Lender, or to an Affiliate of the assigning Lender or another Lender, with the giving of notice to Borrower and Agent or (b) be assigned in an aggregate amount of not less than $1,000,000 (or such lesser amount as shall constitute the aggregate amount of the Commitments, Loans, Letter of Credit Obligations, and other Obligations of the assigning Lender) to any other Eligible Assignee with the giving of notice to Borrower and with the consent of Agent (which consent shall not be unreasonably withheld or delayed). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letter of Credit Obligations, or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to Agent, for its acceptance, an Assignment Agreement, together with a processing fee of $3,500 and such forms, certificates or other evidence, if any, with respect to United States federal income tax withholding matters as the assignee under such Assignment Agreement may be required to deliver to Agent pursuant to SECTION 2.8. Upon such execution, delivery and acceptance, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights (other than any rights which survive the termination of this Agreement under SECTION 9.9(B) and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). The Commitments hereunder shall be modified to reflect the Commitment of such assignee and any remaining Commitment of such assigning Lender and, if any such assignment occurs after the issuance of the Notes hereunder, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender its applicable Notes to Agent for cancellation, and thereupon new Notes shall be issued to the assignee and to the assigning Lender, as applicable, with appropriate insertions, to reflect the new Commitments of the assignee and the assigning Lender.

                           (ii) To the extent that an assignment of all or any
portion of a Lender's interests and rights under this Agreement and the other Loan Documents to any Person pursuant to this SECTION 9.1(B) would, due to circumstances existing at the time of such assignment, result in increased costs under SECTION 2.8 from those being charged by such assigning Lender prior to such assignment, then Borrower shall not be obligated to pay such increased


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costs (although Borrower shall be obligated to pay any other increased costs of the type described above resulting from changes after the date of the assignment).

                           (iii) ACCEPTANCE BY AGENT. Upon its receipt of an
Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing fee referred to in SECTION 9.1(B)(I) and any forms, certificates or other evidence with respect to United States federal income tax withholding matters that such assignee may be required to deliver to Agent pursuant to SECTION 2.8, Agent shall, if Agent has consented to the assignment evidenced thereby, (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of Agent to such assignment) and (b) give prompt notice thereof to Borrower. Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this SECTION 9.1(B)(II).

                  (c) PARTICIPATIONS. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action directly affecting (i) the extension of the regularly scheduled maturity of any portion of the principal amount of or interest on any Loans allocated to such participation or (ii) a reduction of the principal amount of or the rate of interest payable on any Loans allocated to such participation, and all amounts payable by Borrower hereunder (including amounts payable to such Lender pursuant to SECTION 2.8) shall be determined as if such Lender had not sold such participation. Borrower and each Lender hereby acknowledge and agree that, solely for purposes of SECTION 9.4, (a) any participation will give rise to a direct obligation of Borrower to the participant and (b) the participant shall be considered to be a "Lender".

                  (d) ASSIGNMENTS TO FEDERAL RESERVE BANKS. In addition to the assignments and participations permitted under the foregoing provisions of this
SECTION 9.1, any Lender may assign and pledge all or any portion of its Loans, the other Obligations owed to such Lender, and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; PROVIDED that (i) no Lender shall, as between Borrower and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

                  (e) INFORMATION. Each Lender may furnish any information concerning Borrower and Borrower's Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject to SECTION 9.19.

                  (f) REPRESENTATIONS OF LENDERS. Each Lender listed on the signature pages hereof hereby represents and warrants (i) that it is an Eligible Assignee; and (ii) that it will make its Loans for its own account and without a view to distribution of such Loans within the meaning of the Securities Act or the Exchange Act or other federal securities laws (it being understood that, subject to the provisions of this SECTION 9.1, the disposition of such Loans or any interests therein shall at all times remain within its exclusive control).


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Each Lender that becomes a party hereto pursuant to an Assignment Agreement shall be deemed to agree that the representations and warranties of such Lender contained in such Assignment Agreement are incorporated herein by this reference.

         9.2 EXPENSES.

         Whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to pay promptly (a) all the actual and reasonable costs and expenses of preparation of the Loan Documents and any consents, amendments, waivers or other modifications thereto; (b) all reasonable costs of furnishing all opinions by counsel for Borrower (including any opinions requested by Agent as to any legal matters arising hereunder) and of Borrower's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including with respect to confirming compliance with environmental, insurance and solvency requirements; (c) the reasonable fees, expenses and disbursements of counsel to Agent (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and any consents, amendments, waivers or other modifications thereto and any other documents or matters requested by Borrower; (d) all the actual costs and reasonable expenses of creating and perfecting Liens in favor of Agent pursuant to any Security Document, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, title insurance premiums, and reasonable fees, expenses and disbursements of counsel to Agent and of counsel providing any opinions that Agent may request in respect of the Security Documents or the Liens created pursuant thereto; (e) a field examination fee of $600 per auditor per diem plus all actual costs and reasonable expenses in connection with the conduct of Agent's initial and ongoing field examinations; (f) all the actual costs and reasonable expenses (including the reasonable fees, expenses and disbursements of any auditors, accountants or appraisers and any environmental or other consultants, advisors and agents employed or retained by Agent or its counsel) of obtaining and reviewing any appraisals environmental audits or reports hereunder; (g) the custody or preservation of any of the Collateral; and (h) after the occurrence of an Event of Default, all costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by Agent in enforcing any Obligations of or in collecting any payments due from any Loan Party hereunder or under the other Loan Documents by reason of such Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty) or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

         9.3 INDEMNITY.

         In addition to the payment of expenses pursuant to SECTION 8.2, whether or not the transactions contemplated hereby shall be consummated, Borrower agrees to defend (subject to Indemnitees' selection of counsel), indemnify, pay


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and hold harmless Agent, the Lender Group and the officers, directors, employees, agents and affiliates of Agent and each member of the Lender Group (collectively called the "INDEMNITEES"), from and against any and all Indemnified Liabilities (as hereinafter defined); PROVIDED, that Borrower shall not have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent such Indemnified Liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee as determined by a final judgment of a court of competent jurisdiction.

         As used herein, "INDEMNIFIED LIABILITIES" means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, actions, judgments, suits, claims (including Environmental Claims), costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials Activity), costs, expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct (other than indirect or consequential damages), and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (a) this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including Agent's agreement to make the Loan hereunder or the use or intended use of the proceeds thereof, or any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty), (b) the statements contained in the commitment letter delivered by Agent to Borrower with respect thereto, or (c) any Environmental Claim or any Hazardous Materials Activity relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Borrower or any of its Subsidiaries.

         To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this SECTION 9.3 may be unenforceable in whole or in part because they are violative of any law or public policy, Borrower shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

         9.4 SET-OFF; SECURITY INTEREST IN DEPOSIT ACCOUNTS.

         In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, each Lender is hereby authorized by Borrower at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including Indebtedness evidenced by certificates of deposit, whether matured or unmeasured, but not including trust accounts) and any other Indebtedness at any time held or owing by such Lender to



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or for the credit or the account of Borrower against and on account of the obligations and liabilities of Borrower under this Agreement and the other Loan Documents, including all claims of any nature or description arising out of or connected with this Agreement or any other Loan Document, irrespective of whether or not (a) such Lender shall have made any demand hereunder or (b) the principal of or the interest on the Loan or any amounts in respect of any other amounts due hereunder shall have become due and payable pursuant to SECTION 7 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Borrower hereby further grants to Agent a security interest in all deposits and accounts maintained with each Lender as security for the Obligations.

         9.5 RATABLE SHARING.

         Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under the Bankruptcy Code, receive payment of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "AGGREGATE AMOUNTS DUE" to such Lender) which is greater than the proportion received by any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (a) notify Agent and each other Lender of the receipt of such payment and (b) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all Lenders in proportion to the Aggregate Amounts Due to them; PROVIDED that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy or reorganization of Borrower or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Borrower expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by Borrower to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

         9.6 AMENDMENTS AND WAIVERS.

                  (a) THE REVOLVING LOAN (INCLUDING LETTERS OF CREDIT) AND THE TERM LOAN A. No amendment, modification, termination or waiver of any provision of this Agreement or of the Revolving Note or Term A Note, or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Required Lenders; PROVIDED that any such amendment, modification, termination, waiver or consent which increases the amount of any of the Revolving Loan or Term Loan A Commitment or reduces the principal amount of the Revolving Loan or Term Loan A; postpones the dates of regularly scheduled or mandatory payments or prepayments of such Loans or reductions of such Commitments by Borrower in respect thereof (other than with respect to prepayments required under SECTION 2.4 for which the written concurrence of Required Lenders only shall be required for any such amendment, modification, termination, waiver or consent); changes any Revolving Lender's or Term A Lender's Pro Rata Share; changes in any manner the definition of "Required Lenders"; changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Revolving Lenders or Term A Lenders; postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of such Loans (other than any waiver of any increase in the interest rate applicable to any of such Loans pursuant to SECTION 2.2(E)) or the amount of any fees payable hereunder; increases the maximum duration of Interest Periods permitted hereunder; reduces the amount or postpones the due date of any amount payable in respect of, or extends the required expiration date of, any Letter of Credit; changes in any manner the obligations of the L/C Issuer relating to the Letter of Credit Obligations; or changes in any manner the provisions contained in SECTION 7.1 or this SECTION 9.6; or releases all or substantially all of the Collateral shall be effective only if evidenced by a writing signed by or on behalf of all Revolving Lenders and Term A Lenders. In addition, (i) any amendment, modification, termination or waiver of any of the provisions contained in
SECTION 3 shall be effective only if evidenced by a writing signed by or on behalf of Agent and Required Lenders, (ii) no amendment, modification, termination or waiver of any provision of any Revolving Note or Term A Note shall be effective without the written concurrence of the Lender which is the holder of such Note, and (iii) no amendment, modification, termination or waiver of any provision of SECTION 8 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Agent shall be effective without the written concurrence of Agent. Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this SECTION 9.6 shall be binding upon each such Lender at the time outstanding, each future Revolving Lender and Term A Lender and, if signed by Borrower, on Borrower.

                  (b) THE TERM LOAN B. No amendment, modification, termination or waiver of any provision of this Agreement or of any provisions of this Agreement related to Term Loan B, or consent to any departure by Borrower therefrom, shall in any event be effective without the written concurrence of Agent, which concurrence will not be unreasonably withheld and seventy-five percent (75%) of the Term B Lenders (the "TERM B REQUIRED LENDERS"); PROVIDED, HOWEVER, that the following shall not be effective without the written concurrence of Agent and all Term B Lenders: any amendment, modification, termination, waiver or consent which: increases the amount of any of the Term Loan B Commitment or reduces the principal amount of any of the Term B Loans; postpones the dates of scheduled payments of the Term B Loans or reductions of the Term Loan B Commitment by Borrower in respect thereof; changes any Term B Lender's Pro Rata Share; changes in any manner the definition of "Term B

Required Lenders"; changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or concurrence of all Term B Lenders; postpones the date on which any interest or any fees are payable; decreases the interest rate borne by any of the Term B Loans or the amount of any fees payable hereunder. In addition, no amendment, modification, termination or waiver of any provision of any Term B Note shall be effective without the written concurrence of the Term B Lender that is the holder of such Note. Agent may, but shall have no obligation to, with the concurrence of any Term B Lender, execute amendments, modifications, waivers or consents on behalf of such Term B Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this SECTION 9.6 shall be binding upon each Term B Lender at the time outstanding, each future Term B Lender and, if signed by Borrower, on Borrower.

         9.7 INDEPENDENCE OF COVENANTS.

         All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Default if such action is taken or condition exists.

         9.8 NOTICES.

         Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such Person in a written notice delivered to the other parties hereto. With respect to the Term B Lenders, such notice address is set forth on
SCHEDULE 2.1 hereto.

         9.9 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

                  (a) All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

                  (b) Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in SECTIONS 2.7(D), 2.8, 9.2, 9.3 and 9.4 shall survive the payment of the Loans and the termination of this Agreement.

         9.10 FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

         No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         9.11 MARSHALLING; PAYMENTS SET ASIDE.

         Neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that Borrower make a payment or payments to Agent or Lenders or Agent or any Lender enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

         9.12 SEVERABILITY.

         In case any provision in or obligation under this Agreement or the Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         9.13 OBLIGATIONS SEVERAL; INDEPENDENT NATURE OF LENDERS' RIGHTS.

         The obligations of Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by Lenders pursuant hereto or thereto, shall be deemed to constitute Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

         9.14 HEADINGS.

         Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         9.15 APPLICABLE LAW.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

         9.16 SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of lender. Neither Borrower' rights or obligations hereunder nor any interest therein may be assigned or delegated by Borrower without the prior written consent of all Lenders.

         9.17 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY LOAN PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, BORROWER, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

         (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

         (B)      WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

         (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO BORROWER AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9.8;

         (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER BORROWER IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

         (E) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION; AND

         (F) AGREES THAT THE PROVISIONS OF THIS SECTION 9.17 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

         9.18     WAIVER OF JURY TRIAL.

         EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9.18 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

         9.19     CONFIDENTIALITY.

         Agent and each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement which has been identified as confidential by Borrower in accordance with Agent's or such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, it being understood and agreed by Borrower that in any event Agent or such Lender may make disclosures to Affiliates of Agent or such Lender or disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by Agent or such Lender of the Loans or any participations therein or disclosures required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, that, unless specifically prohibited by applicable law or court order, Agent or such Lender shall notify Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with any examination of the financial condition of Agent or such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and provided, further, that in no event shall Agent or such Lender be obligated or required to return any materials furnished by Borrower or any of Borrower's Subsidiaries.

         9.20 COUNTERPARTS; EFFECTIVENESS.

         This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (including delivery by facsimile transmission) shall be deemed an original, but all such counterparts, together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of Borrower and Agent.

         9.21 RESTATEMENT OF FIRST AMENDED CREDIT AGREEMENT.

         The parties hereto agree, that on the Closing Date, the following transactions shall be deemed to occur automatically, without further action by any party hereto:

                  (a) The First Amended Credit Agreement shall be deemed to be amended and restated in its entirety in the form of this Agreement; and

                  (b) all Obligations (as defined in the First Amended Credit Agreement), to the extent not paid on the Closing Date, shall be deemed to be Obligations outstanding hereunder; and

                  (c) the guarantees and Liens in favor of GECC on the Closing Date securing payment of the Obligations (as defined in the First Amended Credit Agreement), the Guaranteed Obligations (as defined in the Subsidiary Guaranty), and the Secured Obligations (as defined in the Borrower Pledge Agreement, the Holdings Pledge Agreement or the CRI Pledge Agreement, as applicable) shall be deemed to have been assigned as guarantees and Liens in favor of the Agent for the benefit of the Lender Group and shall remain in full force and effect to secure the Obligations under this Agreement without further amendment; and

                  (d) all references in the Loan Documents to the First Amended Credit Agreement shall be deemed to refer to this Agreement without further amendment.

         The parties hereto acknowledge and agree that this Agreement and the other Loan Documents do not constitute a novation, payment and reborrowing or termination of the Obligations pursuant to the First Amended Credit Agreement and that all such Obligations (as defined therein) are in all respects continued and outstanding as Obligations under this Agreement and the Notes with only the terms being modified from and after the effective date of this Agreement as provided in this Agreement, the Notes and other Loan Documents.

         9.22 INTENT TO LIMIT INTEREST CHARGES TO MAXIMUM LAWFUL RATE. In no event shall the interest rate or rates payable under this Agreement, plus any other amounts paid in connection herewith, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable. Borrower and the Lender Group, in executing and delivering this Agreement, intend legally to agree upon the rate or rates of interest and manner of payment stated herein; PROVIDED, HOWEVER, that, anything contained herein to the contrary notwithstanding, if said rate or rates of interest or manner of payment exceeds the maximum allowable under applicable law, then, IPSO FACTO, as of the date of this Agreement, Borrower is and shall be liable only for the payment of such maximum as allowed by law, and payment received from Borrower in excess of such legal maximum, whenever received, shall be applied to reduce the principal balance of the Obligations to the extent of such excess.

         9.23 CONFLICTS.

         Except as otherwise provided in this Agreement or any of the other Loan Documents by specific reference to the applicable provisions of this Agreement, if any provision contained in this Agreement conflicts with any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                 SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                    VIASOURCE COMMUNICATIONS, INC., a
                             New Jersey corporation

                              By:  /s/ Craig A. Russey
                                 ------------------------------------------
                                 Name: Craig A. Russey
                                 Its:  President

                                 Notice Address:
                                 200 East Broward, Suite 2100
                                 Ft. Lauderdale, Florida  33301
                                 Attn: Craig A. Russey

                                 with a copy to:
                                 Akerman Senterfitt & Eidson, P.A.
                                 SunTrust International Center
                                 One Southeast Third Avenue,
                                 28th Floor
                                 Miami, Florida 33131
                                 Attention:  Bradley D. Houser, Esq.

SUBSIDIARY GUARANTORS:        VIASOURCE HOLDINGS, INC., a
                              Delaware corporation

                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              QUEENS CABLE CONTRACTORS, INC., a New Jersey corporation


                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              RTK CORPORATION, a New Jersey corporation


                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              COMMUNICATION RESOURCES INCORPORATED, a Delaware corporation



                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              CRI CHERRY HILL, INC., a Delaware corporation



                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              TELECRAFTER ACQUISITION CORP. a Delaware corporation



                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              PC NETWORK SOLUTIONS, INC. (f/k/a Viasource
                              Northeast, Inc.), a Delaware corporation

                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              EXCALIBUR CABLE COMMUNICATIONS, LTD. (f/k/a EX Acquisition, Inc.), a Delaware corporation

                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              TELECORE, INC. (f/k/a TC Acquisition, Inc.), a Delaware corporation

                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              WIRELESS & CABLE COMMUNICATIONS GROUP, INC., a Delaware corporation


                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              DSC ACQUISITION, INC., a Delaware corporation


                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              SCC ACQUISITION, INC., a Delaware corporation



                              By: /s/ Craig A. Russey
                                 -----------------------------------
                              Name: Craig A. Russey
                              Its:  President

                              Notice Address for each Subsidiary Guarantor:
                              200 East Broward, Suite 2100
                              Ft. Lauderdale, Florida 33301
                              Attn: Craig A. Russey

                              with a copy to:
                              Akerman Senterfitt & Eidson, P.A.
                              SunTrust International Center
                              One Southeast Third Avenue,
                              28th Floor
                              Miami, Florida 33131
                              Attention: Bradley D. Houser, Esq.

AGENT:                              GENERAL ELECTRIC CAPITAL
                                    CORPORATION, as Agent

                                    By: /s/ Stephen Hipp
                                        -------------------------------------
                                    Name: Stephen Hipp
                                        -------------------------------------
                                    Title:
                                        -------------------------------------


                                    Notice Address:
                                    General Electric Capital Corporation
                                    2325 Lakeview Parkway
                                    Suite 700
                                    Alpharetta, Georgia 30004
                                    Attn:  Viasource Account Manager

                                    with a copy to:
                                    General Electric Capital Corporation
                                    201 High Ridge Road
                                    Stamford, Connecticut 06927
                                    Attn:  Susan L. Poland, Esq.

                                    and a copy to:
                                    Paul, Hastings, Janofsky & Walker LLP
                                    600 Peachtree Street NE, Suite 2400
                                    Atlanta, Georgia 30308
                                    Attention: Jesse H. Austin, III, Esq.

REVOLVING LENDER /
TERM A LENDER:                      GENERAL ELECTRIC CAPITAL
                                    CORPORATION, in its capacity as Lender


                                     By: /s/ Stephen Hipp
                                        -------------------------------------
                                     Name: Stephen Hipp
                                        -------------------------------------
                                     Title:
                                        -------------------------------------

TERM B LENDERS:                      CREST COMMUNICATIONS PARTNERS II LP
                                     BY:  CREST PARTNERS II LLC, ITS
                                           GENERAL PARTNER
                                           BY:  WAT CAPITAL LLC, ITS
                                                MANAGING MEMBER

                                     By: /s/ William W. Sprague
                                        -------------------------------------
                                        Name: William W. Sprague
                                        Title: Managing Member

                                     JACKSON NATIONAL LIFE INSURANCE
                                     COMPANY

                                     BY: PPM AMERICA, INC., AS ATTORNEY IN
                                         FACT, ON BEHALF OF JACKSON NATIONAL
                                         LIFE INSURANCE COMPANY

                                     By:     signature illegible
                                        -------------------------------------
                                     Name:
                                        -------------------------------------
                                     Title:
                                        -------------------------------------

                                     OLD HICKORY FUND I, LLC
                                     BY: PPM AMERICA, INC., ITS MANAGER

                                     By:   signature illegible
                                        -------------------------------------
                                     Name:
                                        -------------------------------------
                                     Title:
                                        -------------------------------------

                                     TULLY CAPITAL PARTNERS, LLC

                                     By: /s/ Timothy J. Tully
                                        -------------------------------------
                                     Name: Timothy J. Tully
                                        -------------------------------------
                                     Title:
                                        -------------------------------------

                                     BRUCE A. NASSAU

                                     /s/ BRUCE A. NASSAU
                                     -------------------------------------



                                     LURIE NASSAU

                                     /s/ LURIE NASSAU
                                     -------------------------------------

                                     PNC CAPITAL CORP.


                                     By: /s/ David McL. Hillman
                                       ----------------------------------------
                                     Name: David McL. Hillman
                                     Title:  Executive Vice President

                                     WOOD STREET PARTNERS, II

                                     By: /s/ David McL. Hillman
                                       ----------------------------------------
                                     Name: David McL. Hillman
                                     Title: General Partner